                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                         Inland Real Estate Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [ ] No fee required.


     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.



     (1) Each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [X] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

     Inland Real Estate Corporation

[LOGO]

READ THIS FIRST

Inland Real Estate Corporation proposes to become a self-administered Real Estate Investment Trust through a non-cash merger with the two companies which currently provide us with all of our property management services (Inland Commercial Property Management, Inc.) and advisory services (Inland Real Estate Advisory Services, Inc.).

Our board of directors is recommending this merger for three reasons:

- So that our management structure will be similar to that of most of the REITs whose stock already trades on public exchanges, enhancing the attractiveness of our shares in the event we list our shares on an exchange in the future;

- Because we expect that the merger will increase our funds from operations per share.

- And, because, as a result of the merger, certain key managers who have been instrumental in the growth of our company over the past five years will become our employees.

You have received the enclosed proxy statement because you are a stockholder of record as of April 30, 2000. In addition to the proposed merger, the proxy statement describes three other proposals to be considered at the annual meeting on June 27, 2000, including the election of our board of directors; the ratification of our selection of KPMG LLP as our principal public accountants for this year; and the amendment of certain provisions of our governing charter, so that the language of our charter will conform with our proposed new status as a self-administered REIT.

IT IS IMPORTANT THAT YOU READ THE ENCLOSED PROXY STATEMENT AND THAT YOU VOTE. You can vote by mailing back the enclosed ballot card, by calling the toll-free number of our proxy service, by accessing the Web site of our proxy service, or by attending the annual meeting and voting in person. Unless you attend the meeting in person, WE MUST RECEIVE YOUR PROXY VOTE BY JUNE 27, 2000.


If you have any questions or need help with any of the materials enclosed in this package, you may call us toll-free at 1-800-475-3575 or write us at Inland Real Estate Corporation, c/o Beacon Hill Partners, Inc., 90 Broad Street, New York, NY 10004. The following list describes the materials enclosed in this package. If anything is missing, please call the toll-free number.


-- PRESIDENT'S LETTER - A letter from our president, Robert D. Parks, explaining our plans.

-- BALLOT CARD - Read and complete and sign the card if you want to vote by mail.

--   RETURN ENVELOPE - For the ballot card.

--   READ THIS FIRST --

- Questions and Answers for Stockholders: Concise answers to questions about the merger. (Pages 2-3 of this booklet.)


- Instruction Guide for Voting - How to vote by proxy, whether by mail, telephone or the Internet. (Page 4 of this booklet.)

- PROXY STATEMENT - The detailed information you should rely upon in determining how to cast your vote.

Questions and Answers for Stockholders

We've tried to anticipate questions you may have concerning Proposal No. 3 in our proxy statement, which is our proposed acquisition of our property manager, Inland Commercial Property Management, Inc. (the Manager) and our advisor, Inland Real Estate Advisory Services, Inc. (the Advisor). The questions and answers which follow are based upon the detailed information contained in the enclosed proxy statement. You should read the proxy statement, and rely upon the information which it contains, in casting your vote.

1. WHICH COMPANIES ARE MERGING, AND WHY DO THEY ALREADY HAVE SIMILAR NAMES?

You own stock in Inland Real Estate Corporation, which is a Real Estate Investment Trust (REIT). Our business is the operation of neighborhood and community shopping centers. We currently own 119 neighborhood and community shopping centers, including one under development.

The investment was sponsored by Inland Real Estate Investment Corporation, which is part of The Inland Group, Inc., a group of affiliated, privately owned companies involved in most aspects of the commercial real estate business, including investments, property management and asset management.

When we began operations and owned only a few properties, it was not economically feasible for us to hire our own staff to operate our properties and run our business. We entered into contracts with the Manager for property management services and with the Advisor to conduct the other aspects of our day-to-day business. We do, however, have our own five-member board of directors, which has ultimate authority over our company. Three of the five members of the board are not affiliated with The Inland Group, Inc.

The board has considered ways to maximize stockholder value. Because we have grown to a considerable size, the board has concluded that it makes sense to have our own employees and, further, that it is desirable to acquire the Manager and the Advisor for this purpose.

2. IS THE PROPOSED MERGER FAIR TO STOCKHOLDERS?

Because two of our board members are principals of The Inland Group, Inc., the board formed a three-member special committee made up entirely of the independent or "disinterested" directors, to consider this merger. The special committee obtained its own legal counsel to aid in conducting negotiations with The Inland Group, Inc. The special committee also obtained a fairness opinion from an independent investment banker, First Union Securities, which concluded that the merger is fair to our stockholders, from a financial point of view, based upon comparable transactions by other companies and upon our own financial projections, as prepared by the Manager and the Advisor.

3. WHAT WILL BE THE IMPACT OF THE MERGER ON THE CURRENT STOCKHOLDERS?

If approved by the current stockholders, we will issue $68 million of our stock to those affiliates of The Inland Group, Inc. which own the Manager and the Advisor, in return for our acquisition of those two companies. Through its affiliates, The Inland Group, Inc. will become our single largest stockholder, with approximately 10% of the shares which will then be outstanding, reducing current stockholders' percentage of ownership in the company to 90%.

From an earnings standpoint, we expect our funds from operations per-share to increase following the merger, after adjusting for the non-cash nature of the acquisition. We expect that the distributions paid to The Inland Group, Inc. on the $68 million in stock, plus the costs of compensating our new employees from the Manager and the Advisor will be less than the fees and cost reimbursements we are paying under our current contracts with the Manager and the Advisor. For 2001, we project our funds from operations to rise by $0.04 per share - or $2.6 million - as a direct result of the merger. To the extent that we continue to buy properties in the future, we expect the merger to be increasingly beneficial to us through the additional savings of fees that would otherwise be payable under the current contracts. For this reason, we expect that the merger will have no negative effect on our current cash distributions to stockholders, and should in fact increase future funds available for distribution.

In addition to these savings, acquiring the Advisor means that we will not have to pay fees to the Advisor relating to the sale of our properties, if we choose to sell properties in the future.


4. ARE THERE OTHER REASONS FOR THE PROPOSED MERGER?

Stock analysts and institutional investors have a strong preference for "self-administered" REITs those which have their own employees which can conduct their day-to-day business. In the future, we may wish to list our shares on a national exchange. The board believes that such a future listing would be better received by the investment community, and the stock would command a higher listing price, if we are self-administered.

Also, as part of the acquisition of the Manager and the Advisor, we gain as employees certain key managers who have been instrumental in the growth of our business, as well as the rank-and-file employees such as the leasing agents and property managers who have been operating our centers. They know our business and our properties better than anyone else.

5. WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED MERGER?

The opinion of our legal counsel is that the merger will not be a taxable event for our stockholders, nor will it have any adverse impact on our tax status as a REIT.

6. WHAT HAPPENS IF I DON'T VOTE?

A non-vote is not counted. If the merger proposal fails to receive a minimum of more than 50% of our currently outstanding shares - whether they are voted or not -- it will not pass. In that case, we will continue to operate under our current management structure, paying fees and cost reimbursements to the Manager and the Advisor under their contracts.

7. HOW DO I VOTE?

You have four options. We have retained an independent service, Beacon Hill Partners, Inc., to conduct and tabulate the voting. You can mail your marked and signed proxy card to them in the enclosed postage-paid envelope. You can vote by calling a toll-free telephone number. You can also vote by accessing the Web site of the proxy service. Or, you can vote your shares in person at our annual meeting on June 27, 2000. See the instructions on Pages _______ of this booklet for details.

                            THREE EASY WAYS TO VOTE

VOTE BY MAIL

Simply mark, sign, date and return the enclosed Proxy Card as promptly as possible in the prepaid-postage envelope enclosed.


VOTE BY TELEPHONE

It's fast, convenient, and your vote is immediately confirmed and posted. Using a touch-tone phone, call the toll free number shown on your Proxy Card.

                        JUST FOLLOW THESE 4 EASY STEPS:

    .  Read the accompanying Proxy Statement and Proxy Card.
    .  Call the toll-free number, 1-888-216-1319.
    .  Enter your CONTROL NUMBER located on your Proxy Card.
    .  Follow the simple recorded instructions.

                            Your vote is important!
                              Call 24 hours a day


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted. Using a computer, simply go to the designated website for Inland Real Estate holders:

                             WWW.DIRECTVOTE.COM/INL

                           JUST FOLLOW THESE 4 STEPS:

 .  Read the accompanying Proxy Statement and Proxy Card.
 .  Go to the website WWW.DIRECTVOTE.COM/INL.
 .  Enter your CONTROL NUMBER located on your Proxy Card.
 .  Follow the simple instructions.


                            Your vote is important!
                          Go to WWW.DIRECTVOTE.COM/INL
                                 24 hours a day

                                                                     May 4, 2000



Dear Fellow Stockholder:

On March 7, 2000, the board of directors of Inland Real Estate Corporation voted unanimously to acquire the companies which provide us with all of our property management and advisory services, Inland Commercial Property Management, Inc. (the Manager) and Inland Real Estate Advisory Services, Inc. (the Advisor).

As a member of the board, I joined in that affirmative vote. There are several important reasons why I believe you and the rest of our fellow stockholders should vote for this proposal.

As you may know, our company is a Real Estate Investment Trust, a REIT. We began as a start-up company at the end of 1994. We have grown rapidly to the point where we now own 119 retail properties, most in the Chicago area, totaling more than 9.4 million square feet of retail space. Based upon our assets, we are as big as many of the retail REITs whose stocks trade on national exchanges.

Currently our shares do not trade on an exchange and, as a result, your investment in our stock is illiquid. Our business plan has always contemplated a future "liquidity event" which could take the form of listing our shares on an exchange, merging our REIT with an already listed REIT, or selling our real estate assets to others.

All of those future options are viable, although at this time the market for publicly traded REITs is not conducive to listing our shares. However, we wish to be prepared when the opportunity to list our shares presents itself. Analysts and investors who specialize in REIT stocks have a strong preference for "self-administered" companies - companies with their own employees, which do not rely upon contract services to conduct their day-to-day business. Our acquisition of the Manager and the Advisor will accomplish that.

Secondly, we project that being self-administered will have a positive effect on our financial performance. The owners of the Manager and the Advisor will receive 6,181,818 shares of our stock in return for those companies. However, we project that the distributions we pay on that stock and the compensation we will pay to our new employees will be more than offset by the savings we will realize by not paying property management fees, advisory fees and cost reimbursements.

The third point is that through the merger we will secure the full-time employment of certain employees of the Manager and the Advisor who have been instrumental in our growth and the operation of our properties. These people know our company and can oversee our continued progress, all the way from top management to the leasing agents and property managers who look after our tenants and our buildings. If you and the other stockholders approve the merger, Norm Treonis, one of the principals of The Inland Group, Inc., who for many years has managed all of Inland's property management operations, will come to work for us full-time as president and CEO. I can assure you there is no one in the Inland organization better qualified for this job. I will continue with the company as a director and will become chairman of the board.

Your vote is crucial to the future of our company. The board of directors, including all of its independent directors, has found this transaction to be fair to you and the other stockholders and has voted for this merger. We ask that you vote FOR the merger, as well as the other three proposals on the proxy ballot.

If you have any questions, or need help with any of the documents included in this package, please call our independent proxy service, Beacon Hill Partners, Inc. at 1-800-475-3574.

                                   Sincerely,
                                   INLAND REAL ESTATE CORPORATION

                                   /s/ Robert D. Parks
                                   Robert D. Parks
                                   President

                         INLAND REAL ESTATE CORPORATION


                                    NOTICE OF

                         ANNUAL MEETING OF STOCKHOLDERS

                                       AND

                                 PROXY STATEMENT
















                                       DATE:     June 27, 2000
                                       TIME:     2:00 p.m. CDT
                                       PLACE:    Hyatt Regency Oak Brook
                                                 1909 Spring Road
                                                 Oak Brook, Illinois 60523

                         INLAND REAL ESTATE CORPORATION
                              2901 BUTTERFIELD ROAD
                            OAK BROOK, ILLINOIS 60523
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 ---------------
                        DATE:    June 27, 2000
                        TIME:    2:00 p.m. CDT
                        PLACE:   Hyatt Regency Oak Brook
                                 1909 Spring Road
                                 Oak Brook, Illinois 60523



Dear Stockholders:

         At our annual meeting, we will ask you to:

         (1) elect five directors, a majority of whom must meet the requirements to be "independent" as described in the proxy statement under the section entitled "Election of Directors;"

         (2) ratify our selection of KPMG LLP as our principal independent public accountant for 2000;

         (3) approve and adopt the Agreement and Plan of Merger that we have signed with Inland Commercial Property Management, Inc. and Inland Real Estate Advisory Services, Inc. and their respective parents;

         (4)  amend certain provisions of our governing charter; and

         (5) transact any other business that may properly come before the annual meeting, or any adjournment or postponement of the annual meeting.

         If you were a stockholder of record at the close of business on April 30, 2000, you may vote at the annual meeting.

                             YOUR VOTE IS IMPORTANT

         IN ORDER TO ENSURE THAT YOUR VOTE WILL BE COUNTED, YOU SHOULD GRANT US YOUR PROXY ELECTRONICALLY, BY TELEPHONE, OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING, BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY SUBMITTING A PROXY BEARING A LATER DATE, OR BY ATTENDING AND VOTING IN PERSON AT THE MEETING. PLEASE DO NOT SEND ANY CERTIFICATES FOR YOUR SHARES.


                                            By Order of the Board of Directors

                                            /s/ Robert D. Parks
                                            ----------------------------------
                                            Robert D. Parks
                                            President and
                                            Chief Executive Officer
Oak Brook, IL
May 4, 2000

                         INLAND REAL ESTATE CORPORATION
                              2901 BUTTERFIELD ROAD
                            OAK BROOK, ILLINOIS 60523
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2000


         We are furnishing this Proxy Statement to our stockholders in connection with the solicitation by our board of directors of proxies to be used at an annual meeting of stockholders to be held on June 27, 2000 at 2:00 p.m., local time, the Hyatt Regency Oak Brook, 1909 Spring Street, Oak Brook, Illinois 60523, and at any adjournments or postponements thereof. This Proxy Statement, along with the notice of annual meeting and the enclosed proxy card, are first being mailed to our stockholders on or about May 4, 2000.


         At the annual meeting you will vote upon a number of proposals including a proposal to approve and adopt an Agreement and Plan of Merger (attached hereto as Appendix A), which will make us self-administered. We propose to acquire, through a non-cash merger, Inland Commercial Property Management, Inc., our property manager ("ICPM"), and Inland Real Estate Advisory Services, Inc., our advisor ("IREAS"). The total purchase price for the acquisition of ICPM and IREAS will be 6,181,818 million shares of our common stock valued at $11.00 per share, or $68 million in the aggregate. Inland Real Estate Investment Corporation ("IREIC"), the sole shareholder of IREAS, will receive 2,652,683 million shares, and The Inland Property Management Group, Inc. ("TIPMG"), the sole shareholder of ICPM, will receive 3,529,135 million shares of our common stock. The principal executive offices and phone numbers of both IREAS and ICPM are located at 2901 Butterfield Road, Oak Brook, Illinois 60523,
(630) 218-8000.

         Because two of our directors are subject to conflicts of interest in evaluating the merger, our board of directors appointed a special committee of disinterested directors to, among other things, consider and make recommendations to our board of directors with respect to the merger. This committee and our board as a whole believe that the terms of the merger are in the best interests of our stockholders and unanimously recommend that you approve the merger.

         Approval of the merger at the annual meeting will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Even if our stockholders approve the merger, the completion of the merger is subject to customary closing conditions.

         STOCKHOLDERS ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND TO CONSULT WITH THEIR PERSONAL FINANCIAL ADVISORS.


THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                                                              PAGE NO.
                                                                                              --------
SUMMARY TERM SHEET..................................................................................1

INFORMATION ABOUT THE ANNUAL MEETING................................................................2
         Information About Attending the Annual Meeting.............................................2
         Information About this Proxy Statement.....................................................2
         Proposals to be Considered by You at the Annual Meeting....................................2
         Information About Voting...................................................................3
         Quorum; Tabulation of Votes................................................................3
         Number of Votes Necessary for each Proposal to be Approved.................................4
         Costs of Proxies...........................................................................4
         Other Matters..............................................................................4
         Where You Can Find More Information About Us...............................................5
         Information to Rely Upon When Casting Your Vote............................................5

SUMMARY  ...........................................................................................6
         Election of Directors......................................................................6
         Ratify Selection of our Independent Accountant.............................................6
         Approval of the Merger.....................................................................6
         Amendment of Our Governing Charter........................................................10

ELECTION OF DIRECTORS..............................................................................12
         Our Board of Directors....................................................................12
         Our Executive Officers....................................................................15
         Compensation Paid to Our Directors and Officers...........................................17
         PROPOSAL NO. 1............................................................................17

RATIFICATION OF KPMG LLP...........................................................................18
         KPMG LLP .................................................................................18
         PROPOSAL NO. 2............................................................................18

THE MERGER.........................................................................................19
         Purpose and Reasons for the Merger........................................................19
         Background of the Merger..................................................................20
         Agreement and Plan of Merger..............................................................26
         Business of IREAS and ICPM................................................................30
         IREAS Advisory Agreement..................................................................30
         ICPM Property Management Agreement........................................................32
         Interest of Certain Persons in Matters to be Acted Upon...................................33



                                       (i)


         Opinion of the Financial Advisor..........................................................34
         Federal Tax Consequences..................................................................45
         PROPOSAL NO. 3............................................................................50

AMENDMENT OF OUR GOVERNING CHARTER.................................................................51
         Our Charter...............................................................................51
         PROPOSAL NO. 4............................................................................52

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.....................................................55
         Advisory and Property Management Fees.....................................................55
         Fees for Offering of Our Securities.......................................................55
         Related Mortgage Transactions.............................................................55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT.....................................................................................56

DESCRIPTION OF OUR SECURITIES......................................................................57

SELECTED FINANCIAL DATA............................................................................58

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS................................................................61
         Liquidity and Capital Resources...........................................................61
         Cash Flows From Operating Activities......................................................62
         Cash Flows From Investing Activities......................................................62
         Cash Flows From Financing Activities......................................................62
         Results of Operations.....................................................................62
         Year 2000 Issues..........................................................................64
         Subsequent Events.........................................................................64
         Impact of Accounting Principles...........................................................65
         Inflation.................................................................................65

"PRO FORMA" MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS...................................................66
         Liquidity and Capital Resources...........................................................66
         Cash Flows From Operating Activities......................................................66
         Cash Flows From Investing Activities......................................................66
         Cash Flows From Financing Activities......................................................66
         Results of Operations.....................................................................66

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT..................................................67

OTHER MATTERS......................................................................................67

                                      (ii)

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE....................................................68

STOCKHOLDER PROPOSALS..............................................................................69

PROXY FOR ANNUAL MEETING...........................................................................70

APPENDICES

Appendix A         Agreement and Plan of Merger
Appendix B         Fairness Opinion of First Union Securities, Inc.
Appendix C         Second Amended and Restated Articles of
                   Amendment

                                      (iii)

                               SUMMARY TERM SHEET

         This term sheet is a summary of the material terms of our acquisition of IREAS and ICPM and does not contain all of the information regarding the acquisition that you may consider important. The following summary is applicable only if our stockholders approve the adoption of the Agreement and Plan of Merger, as set forth in Proposal No. 3 of this proxy statement.

         - We intend on becoming a self-administered REIT by acquiring our current advisor, IREAS, and our current property manager, ICPM (see "THE MERGER-Background of the Merger");

         - We will acquire IREAS and ICPM through a non-cash merger (see "THE MERGER - Agreement and Plan of
                  Merger");

         - In the merger, we will issue to IREIC and TIPMG, the sole shareholders of IREAS and ICPM, respectively, an aggregate of 6,181,818 shares of our common stock (approximately 10% of our outstanding common stock giving effect to the issuance) valued at $11.00 per share, or $68 million, in exchange for all of the outstanding equity securities of IREAS and ICPM (see "THE MERGER - Agreement and Plan of Merger");

         - The merger will be treated as a tax-free reorganization under the Internal Revenue Code and will not affect our tax status as a REIT (see "THE MERGER - Federal Tax Consequences");

         - We will grant to TIPMG and IREIC registration rights, requiring us to register the shares we issue to them as the merger consideration under certain circumstances (see "THE MERGER - Agreement and Plan of Merger");

         - In connection with the merger, we will: (1) license from The Inland Group, Inc. the right to continue to use the name "Inland Real Estate Corporation" and our corporate logo at no cost to us; (2) enter into employment agreements with key members of our prospective management team; (3) lease office space at our corporate headquarters from an affiliate of The Inland Group, Inc. at cost; and (4) contract with certain affiliates of The Inland Group, Inc. for general and administrative services to be provided to us at their cost; and

         - The completion of the merger is contingent upon approval by our stockholders and other customary closing conditions.

                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING


         Our annual meeting will be held on June 27, 2000 at 2:00 p.m. CDT at the Hyatt Regency Oak Brook, 1909 Spring Road, Oak Brook, Illinois 60523. Please contact Ms. Roberta Matlin at (800) 826-8228 or (630) 218-8000 if you plan on attending. Additionally, please contact Beacon Hill Partners, Inc. at 800-475-3574 if you have any questions with respect to granting us a proxy to vote your shares at the annual meeting.


INFORMATION ABOUT THIS PROXY STATEMENT


         We sent you this proxy statement and the proxy card on behalf of our board of directors who are soliciting a proxy from you to vote your shares at the annual meeting. This proxy statement summarizes information we are required to provide to you and is designed to assist you in voting your shares. On
May 4, 2000, we began mailing the proxy materials to all stockholders of record at the close of business on April 30, 2000.


PROPOSALS TO BE CONSIDERED BY YOU AT THE ANNUAL MEETING

         At the annual meeting, we will be asking you to:

         PROPOSAL NO. 1:     Elect five directors, a majority of whom must be
                             "independent" as described in this proxy statement under the section entitled "Election of Directors";

         PROPOSAL NO. 2:     Ratify our selection of KPMG LLP as our principal
                             independent public accountant for 2000;

         PROPOSAL NO. 3:     Approve and adopt the Agreement and Plan of Merger
                             we have signed with Inland Commercial Property
                             Management, Inc. and Inland Real Estate Advisory
                             Services, Inc. and their respective parents; and

         PROPOSAL NO. 4:     Amend certain provisions of our governing charter
                             as described more fully in the section below entitled "Amendment of our Governing Charter."

INFORMATION ABOUT VOTING


         You may vote your shares at the annual meeting only if you are a stockholder of record at the close of business on April 30, 2000. Each share is entitled to one vote. As of April 30, 2000, there were 55,045,845.7381 shares outstanding.


         You may grant us your proxy to vote on the proposals presented at the annual meeting in one of three ways:

-        BY PROXY CARD:   You can vote your shares by signing, dating and
         returning the enclosed proxy card. If you do this, the individuals named on the card will vote your shares in the manner you indicate. You may specify on your proxy card how you would like your shares voted. If you do not indicate instructions on the card, your shares will be voted for the election of the individuals nominated for directors; for the selection of KPMG LLP as our principal independent public accountant for 2000; for the approval of the merger; and for the amendments to our governing charter;
         or


- BY TELEPHONE: You can vote your shares by granting us your proxy by telephone. To do so, please call the toll free number 1-888-216-1319 and follow the recorded instructions; or



- ELECTRONICALLY: You can vote your shares by granting us your proxy over the Internet. To do so, go to the Website www.directvote.com/inl and follow the instructions provided on the Website.


         Additionally, you may come to the annual meeting and cast your vote in person. If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending notice to our secretary, Kelly Tucek, in writing; (2) providing us with a later-dated proxy, electronically, by telephone or by mail; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy. Your proxy designation by telephone or Internet authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares by telephone or internet, there is no need for you to mail back your proxy card.

QUORUM; TABULATION OF VOTES

         We have hired an independent proxy solicitor, Beacon Hill Partners, Inc., to solicit proxies on the board's behalf with respect to the matters to be voted upon at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of election appointed by Beacon Hill. The inspector will determine whether or not a quorum is present. In order for a quorum to be present and, consequently, for action to be taken at the annual meeting, stockholders owning a majority of our issued and outstanding shares must be present at the meeting either in person or by proxy. For purposes of determining whether a quorum exists, abstentions will be counted as shares that are present at the meeting. Abstentions will not count towards approval of the merger.

NUMBER OF VOTES NECESSARY FOR EACH PROPOSAL TO BE APPROVED

- The five individuals receiving the highest number of votes will be elected as directors, provided that a majority of these individuals must be "independent." To be "independent" a director must meet the requirements described in this proxy statement under the section entitled "Election of Directors."

- Approval of the proposal to ratify our selection of KPMG LLP requires the affirmative vote of a majority of the votes actually cast on the proposal.

- Approval of the proposal to approve and adopt the Agreement and Plan of Merger with IREAS, ICPM and their respective parents, and the proposal to amend certain provisions of our governing charter requires the affirmative vote of a majority of the shares of our issued and outstanding stock.

         PLEASE VOTE YOUR SHARES BY GRANTING US YOUR PROXY BY TELEPHONE, ELECTRONICALLY OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE- PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

COSTS OF PROXIES

         We have engaged Beacon Hill to solicit proxies for the annual meeting on the board's behalf. In connection with the performance of its services, we will pay Beacon Hill: (i) a one-time set-up fee of $7,500; (ii) $3.90 per call placed by Beacon Hill which results in Beacon Hill actually speaking to a stockholder of ours and asking the stockholder to vote its shares; and (iii) $1.50 per call made to directory assistance to get the phone number of a stockholder of ours. Additionally, we will reimburse Beacon Hill for the costs of printing and mailing the proxy materials to our stockholders and the travel costs of sending an inspector of elections to our annual meeting. Further, proxies may be solicited by our directors and officers and the officers and employees of affiliates of The Inland Group, Inc. None of these individuals will receive additional compensation for doing so, but we may be reimburse them for out-of-pocket expenses associated with the solicitation.

OTHER MATTERS

         We are not aware of any other matter to be presented at the annual meeting. If, however, any other matter properly comes before the annual meeting, the people appointed by you as proxies are authorized to vote on these matters at their discretion.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

         We file annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information we file with the Commission at the SEC's public reference rooms located at: Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Seven World Trade Center, Suite 1300, New York, New York 10048; and The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Commission at 1-800-SEC-0330 for further information regarding the public reference rooms. Our Commission filings are also available to the public on the website maintained by the Commission at "http://www.sec.gov."

INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE

         You should rely only on the information contained in this proxy statement or incorporated by reference. No person has been authorized to give any information or to make any representations other than those contained in or incorporated by reference in this proxy statement in connection with the solicitation made by this proxy statement and, if given or made, the information or representations must not be relied upon as having been authorized by us. The delivery of this proxy statement will not, under any circumstances, create an implication that there has not been a change in the facts set forth in this proxy statement or in our affairs since the date of this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

                                     SUMMARY

         The following is a summary of the proposals that you will be asked to vote on at the annual meeting. This summary does not contain all of the information that you may consider important for making your decision. More detailed information is included later in this proxy statement. Therefore, you should read this proxy statement entirely as well as the documents that are attached as appendices before you vote.


ELECTION OF DIRECTORS

         Our governing charter requires us to have at least three, but not more than nine directors, a majority of whom must be "independent." We currently have a five member board, three of whom are independent. Each board member serves for a term of one year or until his or her successor is elected. We are proposing to reelect each of our existing board members. A biography for each board member and additional information about our board and our management team is contained under the heading "Election of Directors."

RATIFY SELECTION OF OUR INDEPENDENT ACCOUNTANT

         Our board selects our independent public accountant annually and asks stockholders to ratify the selection. However, if the stockholders do not ratify the selection, we will not seek to replace the firm selected by our board. Instead, our board will take the lack of ratification into account in making its selection for the following year.

APPROVAL OF THE MERGER

         Background. We are a real estate investment trust that invests in "Neighborhood Retail Centers" and "Community Centers" located within a 400 mile radius of our headquarters in Oak Brook, Illinois, as well as single-user retail properties located throughout the United States. Neighborhood Retail Centers generally are up to 100,000 square feet and Community Centers generally range from 100,000 to 300,000 square feet. We lease space primarily to tenants that sell household and other goods to meet day-to-day needs of residents living in close proximity to the center. As of the date of this proxy statement, we own 119 retail properties and invested in one retail property currently under development. The properties encompass approximately 9.4 million gross leasable square feet.

         Since our inception in 1994, ICPM has served as our property manager responsible for leasing the space at each of our properties, collecting rents and performing routine maintenance work that is not otherwise the tenant's responsibility. For ICPM's services, we pay a fee of up to 4.5% of the gross revenue from each property that it manages. In 1999, we paid to ICPM property management fees of $4,869,514. The estimated property management fees that we would incur during the next five years if our stockholders do not approve the merger are summarized in the chart below:

---------------------------------------------------------------------------------------------------------------------------------
Year                        2000                2001                 2002                2003                 2004
                            ----                ----                 ----                ----                 ----
---------------------------------------------------------------------------------------------------------------------------------
Property
Management               $6,342,971          $6,985,763           $7,340,181          $7,886,825           $8,386,326
Fee*
---------------------------------------------------------------------------------------------------------------------------------

* Assumes growth in our property portfolio funded by our distribution reinvestment program and retained capital.

         Likewise since inception, IREAS has served as our advisor. Since we do not have any employees, IREAS has been responsible for our day-to-day operations including negotiating the acquisition of our properties, overseeing ICPM, administering our bookkeeping and accounting functions and consulting with our board on policy decisions. For these services we pay an asset management fee based on the total book value of our assets that are invested. For 1999, we paid to IREAS asset management fees of $4,193,068. The estimated asset management fees that we would incur during the next five years if our stockholders do not approve the merger are summarized in the chart below:

---------------------------------------------------------------------------------------------------------------------------------
Year                        2000                2001                 2002                2003                 2004
                            ----                ----                 ----                ----                 ----
---------------------------------------------------------------------------------------------------------------------------------
Asset
Management               $5,122,542          $5,523,660           $5,718,214          $6,023,081           $6,424,375
Fee*
---------------------------------------------------------------------------------------------------------------------------------

* IREAS is entitled to charge a fee of up to 1% of the total book value of our assets, however over the past three years it has charged a fee that averaged only 0.41% and this chart assumes that IREAS would charge a fee of 0.5%. The estimated fees indicated in the chart could be doubled if IREAS charged the maximum allowable fee. Also, the chart assumes growth in our property portfolio funded by our distribution reinvestment program and retained capital.

         In addition to the asset management fee, we are required to pay to IREAS a property disposition fee and a subordinated incentive fee payable on sale of a property. The disposition fee is equal to 3% of the contract sales price of the property and the incentive fee can be a maximum of 15% of the net proceeds from the sale of the property. IREAS is also required to reimburse us a portion of the asset management fee under certain circumstances. See "THE MERGER
- IREAS Advisory Agreement."

         The Merger. The merger agreement provides that subject to certain conditions, Inland Advisors, Inc. and Inland Management Corporation will merge with and into IREAS and ICPM, respectively, and following the merger, the separate existence of Inland Advisors, Inc. and Inland Management Corporation will cease and IREAS and ICPM will continue as the surviving corporations and as our wholly owned subsidiaries. At the effective time of the merger, which shall be the date and time of filing of a Certificate of Merger with the Secretary of State of Illinois (the "Effective Time"), and subject to the terms and conditions set forth in the merger agreement, we will issue to IREIC 2,652,683 shares of our common stock and we will issue to TIPMG 3,529,135 shares of our common stock. The Effective Time is currently expected to occur as soon as practicable after the annual meeting but after June 30, 2000, provided our stockholders approve and adopt the merger agreement at the annual meeting and all other terms and conditions of the merger agreement are satisfied.

         We formed Inland Advisors, Inc. and Inland Management Corporation, solely to facilitate the tax-free nature of the merger. Prior to the merger, neither company has had, or will have, any operations. Our principal executive offices are located at 2901 Butterfield Road, Oak Brook, Illinois 60523. Our phone number is (630) 218-8000.

         The Special Committee's and Board's Recommendation. Two of our directors, Messrs. Parks and Cosenza, are officers, directors and shareholders of The Inland Group, Inc. ("TIGI"), the ultimate owner of IREAS and ICPM. Therefore, Messrs. Parks and Cosenza are subject to conflicts of interest in evaluating the merger. Accordingly, our board appointed a special committee, comprised of all three independent directors, to evaluate and make recommendations with respect to the merger. The special committee, which retained its own independent counsel, unanimously recommended approval of the merger agreement to our board and to our stockholders. Following the recommendation of the special committee, the board unanimously approved the merger agreement and recommended that the stockholders of the Company approve the merger agreement. The special committee and the board determined that the merger is in the best interests of our stockholders. In connection with their recommendation, the special committee and the board each adopted the analyses and findings of the special committee's financial advisor, First Union Securities, Inc. (f/k/a EVEREN Securities, Inc.) ("First Union").

         Opinion of Financial Advisor. First Union provided its opinion to the special committee that, as of the date of the opinion, the consideration to be paid by us to the shareholders of IREAS and ICPM was fair from a financial point of view to us and our stockholders.

         The full text of First Union's written opinion, dated as of March 17, 2000, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Appendix B. First Union's opinion does not constitute its recommendation as to how any stockholder should vote with respect to the merger. You should read First Union's opinion in its entirety. See "THE MERGER - Opinion of the Financial Advisor."

         We agreed to pay First Union non-refundable fees totaling $550,000 in connection with its services as financial advisor to the special committee and to us as well as for rendering the opinion. We also agreed to reimburse First Union for up to $25,000 of its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify First Union against certain liabilities, including certain liabilities under the federal securities laws. See "THE MERGER - Opinion of the Financial Advisor."

         Purpose and Reasons for the Merger. We decided to acquire IREAS and ICPM and to become self-administered for a number of reasons. First, becoming self-administered will make our management structure consistent with those of REITs which trade on a national exchange or through an electronic quote service. Although we believe that current market conditions dictate that it would not be prudent to list our shares for trading on a national exchange at this time, we anticipate listing our shares in the future, because, under the appropriate circumstances, listing our shares will increase stockholder return and enhance our ability to raise capital. Our board believes that investment analysts and investors specializing in real estate securities have a preference for companies that are self-administered as opposed to managed and operated by third-parties. Thus, the board views the merger with IREAS and ICPM as a key step in positioning to list our shares on a national exchange.

         Additionally, we believe the merger will be accretive to our funds from operations (as adjusted for the accounting impact of the merger consideration) since we will no longer be required to pay IREAS asset management fees and ICPM property management fees. Further, the merger will allow us to retain the services of key members of our management team who have overseen our rapid growth from a start-up company at the end of 1994 to a company with $124 million in revenues for the year ended December 31, 1999. We also believe that transforming TIGI's affiliates from fee-based providers of property management and advisory services to our stockholders will more closely align their interests with those of our stockholders. See "THE MERGER - Background of the Merger."

         Conflicts of Interest. In considering our board's recommendation regarding the merger, you should be aware that certain of our officers and directors have interests in connection with the merger which may present them with actual or potential conflicts of interest. These potential conflicts are described in more detail under "THE MERGER Interest of Certain Persons in the Matters to be Acted Upon."

         Conditions to the Merger, Termination and Expenses. Each party's obligation to effect the merger is subject to a number of customary conditions, including with respect to one or both parties: (i) approval of the merger agreement by holders of a majority of our outstanding shares of common stock;
(ii) receipt of all required consents and approvals; (iii) the truth and accuracy, in all material respects, of the representations and warranties contemplated by the merger agreement and except where the failure to be true and correct would not, in the aggregate: (X) have a material adverse effect on us; or (Y) prevent or materially delay the completion of the merger; (iv) the execution of a Lease Agreement with TIGI with respect to our use of office space previously used by IREAS and ICPM; (v) the execution of a License Agreement with respect to our continued use of the "Inland

Real Estate Corporation" trade name, our corporate logo and use of certain intellectual property and software; (vi) the execution of a Services Agreement with respect to our use of certain administrative employees of IREIC and TIPMG and their affiliates; and (vii) the execution of employment agreements with those individuals that will become our executive officers. Any or all of the conditions that have not been satisfied may be waived (other than the condition that the merger agreement shall have been approved by our stockholders). See "THE MERGER - Agreement and Plan of Merger."

         At any time prior to the Effective Time, the merger agreement may be terminated by the mutual written consent of the parties. In addition, the merger agreement may be terminated if, prior to the Effective Time, a court or other governmental entity permanently enjoins, restrains or prohibits the merger in a final and non-appealable order. See "THE MERGER - Agreement and Plan of Merger."

         Federal Income Tax Consequences. In the opinion of our counsel, the consummation of the merger will not be a taxable event for federal income tax purposes for our stockholders. Additionally, following the merger we expect to continue to be taxed as a REIT for federal income tax purposes.

         Accounting Treatment. The merger consideration will be treated as an expense for terminating our advisory agreement with IREAS and our property management agreements with ICPM.


         Market Prices of Common Stock and Dividends. There is no established public trading market for our common stock. At the record date, there were approximately 20,752 holders of record of common stock. We declared and paid distributions to our stockholders totaling $0.89 per share during the fiscal year ended December 31, 1999. A total of $0.66 of these distributions were taxable as ordinary income. The remainder constituted a return of capital for tax purposes, which reduces each stockholder's tax basis in its shares and will cause more gain or less loss on the sale of the shares.


AMENDMENT OF OUR GOVERNING CHARTER

         Our Second Articles of Amendment and Restatement is our charter, on file with the Secretary of State of Maryland, which governs our corporate activities. Currently, our charter contemplates us being advised and managed by a third party advisor and property manager. If you approve the merger and the conditions to the merger are met, we will become a self-administered REIT. Accordingly, our board has adopted certain amendments to our charter to ensure that our corporate governance instruments properly reflect the effects of becoming a self-administered REIT, by eliminating references in our Articles to "Advisor" or "Sponsor" or provisions governing our relationship with an "Advisor" or a "Sponsor." Approval of the amendments to our charter are also contingent upon our stockholders approving and adopting the merger agreement.

         Additionally, our governing charter limits the number of any class of shares of our stock that any person or entity may "beneficially own" to not more than 9.8% of that class of our stock. TIGI as the ultimate parent of IREIC and TIPMG and certain individuals and entities affiliated with TIGI, will be deemed to beneficially own all of the shares of stock which we issue pursuant to the merger. The number of shares we issue will likely exceed the 9.8% limitation by a small amount (depending on the number of shares outstanding immediately prior to the completion of the merger). Our board has the authority to waive the ownership limitation so long as the level of ownership will not adversely affect our tax status as a REIT. If the merger is approved, our board will grant this waiver. Our board has adopted certain amendments to our charter clarifying the board's authority to grant a waiver to the ownership limitation to those persons or entities whose beneficial ownership of our stock will exceed the ownership limitation as a result of the shares we will issue in connection with the merger.

                              ELECTION OF DIRECTORS

OUR BOARD OF DIRECTORS

         Our board of directors consists of five individuals. A majority of these individuals must be "independent" which means that the individual:

- is not affiliated with us or TIGI whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or serving as an officer or director of, TIGI or its affiliates;

- does not serve as a director for more than two other real estate investment trusts organized by us or TIGI or its affiliates; and

-        performs no other services for us, except as a director.

Individuals meeting this standard are referred to as our "Independent
Directors."

         The nominees for election to our board of directors as Independent Directors are:

         ROLAND W. BURRIS 62. Independent Director since January 1996. Mr. Burris is serving as "Of Counsel" to the Chicago law firm of Buford, Peters & Ware, LLC. Prior to joining Buford, Peters & Ware, LLC, he was the Managing Partner of Jones, Ware & Grenard. His areas of practice are business transactions, real estate, estate planning, probate and trust, environmental and consumer affairs. From 1973 to 1995, Mr. Burris was involved in the State of Illinois government including holding the positions of State Comptroller and Attorney General of the State of Illinois. Mr. Burris completed his undergraduate studies at Southern Illinois University and studied international law as an exchange student at the University of Hamburg in Germany. Mr. Burris received his J.D. from Howard University. Mr. Burris served on many boards including the Illinois Criminal Justice Authority, the Financial Accounting Foundation, the Law Enforcement Foundation of Illinois, the African American Citizens Coalition on Regional Development, the Boy Scouts of America and the Illinois State Justice Commission for which he served as chair. He is also serving as an adjunct professor in the Master of Public Administration Program at Southern Illinois University.

         JOEL G. HERTER 61. Independent Director since May 1997. Mr. Herter is a senior consultant and advisor to Wolf & Company LLP ("Wolf") where he has been employed since 1978. Mr. Herter graduated from Elmhurst College in 1959 with a Bachelor of Science Degree in business administration. His business experience includes accounting and auditing, tax and general business services including venture and conventional financing, forecasts and projections, and strategic planning to a variety of industries. From 1978 to 1991, Mr. Herter served as managing partner of Wolf. Mr. Herter is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and was a past President and director of the Elmhurst Chamber of Commerce and was appointed by former Illinois Governor James Thompson of the State of Illinois to serve on the 1992 World's Fair Authority. Mr. Herter currently serves as chairman of the Board of Trustees, Elmhurst Memorial Hospital, Elmhurst College; director of Suburban Bank and Trust Company; chairman of the DuPage Water Commission; treasurer to the House Republican Campaign Committee and Friends of Lee Daniels Committee; treasurer of Citizens for Illinois Attorney General, Jim Ryan. Mr. Herter has also been appointed by former Illinois Governor Jim Edgar to the Illinois Sports Facilities Authority, and continues to serve thereon.

         HEIDI N. LAWTON 37. Independent Director since October 1994. Ms. Lawton is managing broker and owner of Lawton Realty Group, an Oak Brook, Illinois real estate brokerage firm which she founded in 1989. Lawton Realty Group specializes in commercial, industrial and investment real estate brokerage. Ms. Lawton is responsible for all aspects of the operations of Lawton Realty Group. She also structures real estate investments for clients, procures partner/investors, acquires properties and obtains financing for development. Prior to founding Lawton Realty Group, and while she was earning her B.S. degree in business management from the National College of Education, she was managing broker for VCR Realty located in Addison, Illinois. While at VCR Realty, she was engaged primarily in brokerage of industrial and commercial properties. She also provided property management services, including leasing, for a portfolio of more than 100 properties, including condominium complexes, industrial properties, apartment complexes and small retail shopping centers. At the beginning of her career in real estate, Ms. Lawton served as a general contractor for the building and selling of single-family homes as well as a retail center in Lombard, Illinois. As a licensed real estate professional since 1982, she has served as a member of the Certified Commercial Investment Members, Director of the Northern Illinois Association of Commercial Realtors, Commercial Director of the DuPage Association of Realtors, and an Independent Director for CCS Mortgage, a privately held company that provides mortgages and title insurance.

         The names and biographies of the remaining nominees to our board of directors are:

         ROBERT D. PARKS 56. Mr. Parks has been our president, chief executive officer, chief operating officer and director since our formation in 1994. Mr. Parks joined The Inland Group, Inc. and its affiliates in 1968 and is one of its four original principals. Mr. Parks is a director of The Inland Group, Inc., is chairman of IREIC, is a director of both Inland Securities Corporation and IREAS, and is chairman and an affiliated director of Inland Retail Real Estate Trust, Inc. Mr. Parks is also a director and president of Inland Retail Real Estate Advisory Services, Inc., the advisor to Inland Retail Real Estate Trust, Inc. Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for IREIC. In this capacity he oversees and coordinates the marketing of all of its investments nationwide and has overall responsibility for investor relations. Mr. Parks received his B.A. degree from Northeastern Illinois University in 1965 and his M.A. from the University of Chicago in 1968. He is a member of the Real Estate Investment Association and the National Association of Real Estate Investment Trusts.

         G. JOSEPH COSENZA 56. Mr. Cosenza has been with The Inland Group, Inc. and its affiliates since 1968 and is one of its four original principals. He has been a director since our formation in 1994. Mr. Cosenza is a director and vice chairman of The Inland Group, Inc. and oversees, coordinates and directs many of Inland's enterprises. He is a director of IREAS and Inland Retail Real Estate Advisory Services, the advisor to Inland Retail Real Estate Trust, Inc. In addition, Mr. Cosenza is chairman and president of Inland Real Estate Acquisitions, Inc., the Inland affiliate that negotiates our acquisitions. As such, he immediately supervises a staff of nine persons who engage in property acquisition. Mr. Cosenza has been a consultant to other real estate entities and lending institutions on property appraisal methods. Mr. Cosenza received his B.A. degree from Northeastern Illinois University and his M.S. degree from Northern Illinois University. From 1967 to 1968, he taught in the La Grange Illinois School District and from 1968 to 1972, he served as Assistant Principal and taught in the Wheeling, Illinois School District. Mr. Cosenza has been a licensed real estate broker since 1968 and an active member of various national and local real estate associations, including the National Association of Realtors and the Urban Land Institute. Mr. Cosenza has also been chairman of the board of American National Bank of DuPage, and has served on the board of directors of Continental Bank of Oakbrook Terrace. He is presently a director of Westbank in Westchester and Hillside, Illinois.

         Our board of directors met 12 times during 1999. The special committee our board established to evaluate and negotiate the merger met eight times during 1999. Our board has established an audit committee comprised of Ms. Lawton, Mr. Herter and Mr. Burris. This committee met five times during 1999. The committee is responsible for recommending the engagement of our independent accountant, approving services performed by our independent accountant and reviewing and evaluating our accounting system and internal controls. Our board has not established any other committees such as nominating and compensation committees.

         Under our Bylaws, nominations for the election of directors may be made by any of our stockholders, but only if written notice of the stockholder's intent to make the nomination has been received by us at our principal executive offices between 75 - 180 days prior to the anniversary of the preceding year's annual meeting. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, notice by the stockholder must be delivered between 60 - 90 days prior to the annual meeting or on the 10th day following the day on which public announcement of the annual meeting is first made. The stockholder's notice must set forth:

- the name of each person the stockholder proposes to nominate for election or reelection as a director and any other information that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and

- the name and address of the stockholder as it appears on our books and that of any beneficial owner, as well as the class and number of shares of stock owned directly or indirectly by the stockholder.

         Notwithstanding the above, if the number of directors to be elected to the board is increased and there is no public announcement naming all of the nominees or specifying the size of the increased board at least 70 days prior to the anniversary of the preceding year's annual meeting, the requisite notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our secretary at our principal executive offices not later than the close of business on the 10th day following the day on which public announcement of the upcoming annual meeting is first made by us.

OUR EXECUTIVE OFFICERS

         The following are our current executive officers:

         ROBERT D. PARKS 56. Mr. Parks has been our president, chief executive officer, chief operating officer and director since our formation in 1994. Mr. Parks' biography is included above under the heading "Our Board of Directors" where biographies of each of the director nominees are provided.

         ROBERTA S. MATLIN 55. Ms. Matlin has been our vice president - administration since March 1995. Ms. Matlin joined The Inland Group, Inc. in 1984 as director of investor administration and currently serves as senior vice president of IREIC directing its day-to-day internal operations. Ms. Matlin is a director of IREIC, Inland Securities Corporation and IREAS and is vice president
- administration of Inland Retail Real Estate Trust, Inc. Prior to joining The Inland Group, Inc., Ms. Matlin was employed for eleven years by the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin received her B.A. degree from the University of Illinois in 1966 and is registered with the NASD as a general securities principal.

         KELLY TUCEK 37. Ms. Tucek has been our secretary, treasurer and chief financial officer since August 1996. Ms. Tucek joined The Inland Group, Inc. in 1989 and is an assistant vice president of IREIC. Ms. Tucek is responsible for IREIC's Investment Accounting Department which is responsible for accounting and all public limited partnership accounting functions along with quarterly and annual Commission filings. Prior to joining The Inland Group, Inc., Ms. Tucek was on the audit staff of Coopers & Lybrand (now known as PricewaterhouseCoopers) since 1984. She received her B.A. degree in Accounting and Computer Science from North Central College in 1984.

         If the merger is approved and our nominees for directors are elected, our board will appoint Mr. Parks to be chairman and the following individuals to be our executive officers:

         NORBERT J. TREONIS 49, President and Chief Executive Officer. Mr. Treonis joined The Inland Group, Inc. and its affiliates in 1975 and is currently a Director of The Inland Group, Inc., as well as Chairman and Chief Executive Officer of Inland Property Management Group, Inc. and Chairman of the Board of Directors of Inland Commercial Property Management, Inc. He serves on the Board of Directors of all Inland subsidiaries involved in property management, acquisitions and maintenance of real estate, including Mid-America Management Corp., Metropolitan Constructions Services, Inc., and American Building Services, Inc. He has the responsibility for the overall management and leasing of all apartment units, retail, industrial and commercial properties nationwide for Inland affiliates. Mr. Treonis is a licensed real estate broker. He is a past member of the Board of Directors of the American National Bank of DuPage, the Apartment Building Owners and Managers Association of Illinois, the National Apartment Association, and the Chicagoland Apartment Association.

         MARK ZALATORIS 42, Chief Financial Officer and Treasurer. Mr. Zalatoris joined The Inland Group, Inc. in 1985 and currently serves as Vice President of IREIC. He is also a Director, Vice President and Secretary of Inland Securities Corporation. His responsibilities include the coordination of due diligence activities by selling broker/dealers and limited partnership asset management, with special emphasis on the financing activities of the various investment programs and partnerships. Mr. Zalatoris is also a Director of Inland Great Lakes, L.L.C., a condominium conversion company, in which IREIC holds a 20% ownership interest. Prior to joining Inland, Mr. Zalatoris was a member of the tax department at Arthur Young & Company (now known as Ernst & Young L.L.P.) and spent two years with VMS Realty structuring tax-advantaged real estate limited partnership investments. In 1979 he graduated from the University of Illinois where he received a Bachelor's Degree in Finance and in 1981 a Master's Degree in Accounting and Taxation. He is a Certified Public Accountant and holds a General Securities License. He is also a member of the National Association of Real Estate Investment Trusts.

         SAMUEL A. ORTICELLI 46, General Counsel and Secretary. Mr. Orticelli has been our assistant secretary since March 1995. Mr. Orticelli joined The Inland Group, Inc. in April 1984. He is a Vice President and Senior Counsel of The Inland Real Estate Group, Inc. He has been involved in all aspects of our business since our formation, including real estate acquisitions and financings, securities law and corporate governance matters, leasing and tenant matters, and litigation management. He has had the same responsibilities for Inland Real Estate Investment Corporation and Inland Securities Corporation, as well as Inland Retail Real Estate Trust, Inc., a REIT, since its formation in February 1999. He received his B.S. degree in accounting from Marquette University in Milwaukee, Wisconsin in 1975 and his law degree from DePaul University in Chicago, Illinois in 1978. Prior to joining TIGI, Mr. Orticelli was associated with the Chicago law firm of Katz, Randall & Weinberg, specializing in real estate transactions. He is a member of the Illinois State Bar Association and served on the Corporate Law Department's Section Council (1995-1998) and the Real Estate Law Section Council (1989-1994). He is past president of the Justinian Society of Lawyers DuPage Chapter (1997-1998).

         WILLIAM W. ANDERSON 41, Director of Acquisitions. Mr. Anderson joined The Inland Group, Inc. in 1985 as a real estate broker for Inland Commercial Property Sales, Inc., where he was involved in transactions of over $37 million worth of commercial and investment properties, until 1991. In 1996 he joined Inland Real Estate Acquisitions, Inc. and as an Assistant Vice President has responsibilities for the analysis, negotiation and closing of properties which include shopping centers, apartments, and net leased commercial properties. During 1991 - 1993, Mr. Anderson was employed at The Prudential Preferred Property Sales where he designed and implemented marketing programs for homebuilders, developers, and individuals and, in 1994, rejoined Inland Residential Sales Corporation with responsibilities for condominium development and supervising other staff members. Prior to joining Inland in 1985, Mr. Anderson was employed at Sheldon
F. Good & Company specializing in commercial and industrial facilities and was involved in the firm's auction subsidiary. In 1980 he graduated from Northern Illinois University with a Bachelor of Science degree in finance with an emphasis in real estate. He is a member of the National Association of Realtors and the International Council of Shopping Centers.

COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

         Director Compensation. We pay our Independent Directors an annual fee of $15,000 plus $500 for each board and committee meeting attended in person and $250 for each board and committee meeting attended by telephone. In addition, each year on the date of our annual meeting, each Independent Director then in office receives a grant of options to purchase 500 shares of our stock at an exercise price equal to the then fair market value of the stock. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." Messrs. Parks and Cosenza do not receive any fees or other remuneration for serving as our directors because each of them is affiliated with IREAS or its affiliates.

         Executive Compensation. Currently, our executive officers do not receive compensation for services they render to us. Each of our executive officers are employees, officers and/or directors of IREAS and/or its affiliates and are compensated by these entities, in part, for the services they render to us. We pay IREAS and its affiliates certain fees in exchange for services they provide to us. These fees are more fully described below under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." If our stockholders approve the merger agreement, the individuals set forth above will become our executive officers and employees and, as a result, will receive compensation from us. See "THE MERGER Agreement and Plan of Merger," for a description of the compensation each executive officer will receive if the merger is completed.

PROPOSAL NO. 1: TO ELECT FIVE INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS, OR OTHERWISE AS PROVIDED IN OUR SECOND ARTICLES OF AMENDMENT AND RESTATEMENT.

         Recommendation of the Board. Our board of directors recommends and nominates Joel G. Herter, Heidi N. Lawton, Roland W. Burris, Robert D. Parks and
G. Joseph Cosenza for election as directors to serve until the next annual meeting of stockholders or otherwise as provided in our Second Articles of Amendment and Restatement.

         Vote Required. The five nominees receiving the highest vote totals (a majority of which must be Independent Directors) cast by stockholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, will be elected as our Directors.

                            RATIFICATION OF KPMG LLP

KPMG LLP

         Our board selects our independent public accountant annually and asks stockholders to ratify the selection. We believe that KPMG LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of our principal independent accountant. Therefore, we have selected KPMG LLP to act as our principal independent accountant to examine our consolidated financial statements for 2000. Although our selection of an independent accountant does not require your approval, we believe it is desirable to obtain your concurrence with our selection. Due to the difficulty and expense involved in retaining another independent accounting firm on short notice, we do not contemplate appointing another firm to act as our independent accountant for 2000 if you do not concur with our appointment of KPMG LLP. Instead, we will consider your vote as advice in making our selection of our independent accountant next year.

         Representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to any appropriate questions.

PROPOSAL NO. 2: TO RATIFY OUR SELECTION OF KPMG LLP AS OUR PRINCIPAL INDEPENDENT ACCOUNTANT FOR 2000.

         Recommendation of the Board. Our board of directors recommends that you vote "FOR" the following resolution which will be presented for a vote at the annual meeting:

                  RESOLVED, that the stockholders ratify the appointment by our board of directors of KPMG LLP to serve as our principal independent accountant for 2000.

         Vote Required. Provided a quorum is present, the affirmative vote of a majority of the votes actually cast by stockholders on this proposal is required to adopt the foregoing resolution.

                                   THE MERGER

PURPOSE AND REASONS FOR THE MERGER

         Since our inception in 1994, IREAS has been our advisor and ICPM has been our property manager. IREAS has generally been responsible for our day-to-day operations, including property acquisition, administering our bookkeeping and accounting functions and consulting with our board on various policy and strategic issues. ICPM has been responsible for managing our real estate portfolio. For their services, we have paid IREAS and ICPM various fees. See "IREAS Advisory Agreement - Compensation of IREAS" and "ICPM Property Management Agreement - Compensation of ICPM" below. We do not have any employees. We believe that our relationship with IREAS and ICPM served us well when we did not have a large enough asset base to support the administrative and other expenses associated with an in-house management team.

         As our asset and revenue base has grown, however, the amount of fees paid to IREAS and ICPM has grown to the level where we believe it is economical for us to hire our own staff and "internalize" these functions. We believe that, if the merger is not approved, our operating costs will exceed the operating costs that we would incur if we were self-administered.

         In addition, our board has been reviewing the desirability of listing our stock for trading on a national stock exchange or having our stock included for quotation on a national market system. Although we believe that current market conditions dictate that it would not be prudent to list our shares for trading on a national exchange at this time, we anticipate listing our shares in the future, when it will increase stockholder return and enhance our ability to raise capital. Our board, as part of its ongoing evaluation of whether to list our shares, believes that investment analysts and investors specializing in real estate securities have a preference for companies that are self-administered as opposed to managed and operated by third-parties. Thus, the board views the merger with IREAS and ICPM as a key step in positioning us to list our shares on a national exchange. In fact, nearly all of the REITs which have become public companies since 1992 have adopted a self-administered structure and a number of existing entities have converted to self-administered structures.

         Additionally, the merger should be accretive to our funds from operations (as adjusted for the accounting impact of the merger consideration) because we will no longer be required to pay IREAS asset management fees and ICPM property management fees. Thus, our board concluded that the merger would be cost-effective even if we do not list our common stock.

         The board analyzed different methods for us to become self-administered and concluded the merger to be the most cost-effective because IREAS and ICPM constitute a readily available in-place work force that understands and has been intimately involved with our business. Our board believed that the costs associated with hiring a completely new staff of individuals to administer our day-to-day operations would be higher than taking IREAS and ICPM in-house because there would be no learning curve necessary to familiarize the employees with all of our properties. Further, although the Advisory Agreement is terminable by either party upon 60 days written notice, the Property

Management Agreements for a significant number of our properties do not terminate for another year, and hence there would be costs associated with either terminating such agreements earlier or starting to internally manage those properties at a later date. Further, transforming affiliates of TIGI from fee-based providers of property management and advisory services to our stockholders will more closely align their interests with those of our stockholders. Additionally, we would not be able to continue to use the name "Inland Real Estate Corporation" or our corporate logo upon termination of the advisory agreement.

BACKGROUND OF THE MERGER

         The merger proposal described in this proxy statement represents a step in the process begun in late 1998 by our board. We had previously indicated to our stockholders that by the end of 1999 our board would determine whether it was in our best interest to list our shares on a national stock exchange or include them for quotation on a national market system or to issue additional shares in a public offering. We also had indicated that if our board concluded that listing was not advisable, we might sell some of our individual assets or defer listing until a later date. Thus, our board began to review these issues and retained First Union to assist in this process.

         First Union initially advised our board that due to unfavorable investor demand for REIT stocks that developed in the latter half of 1998 and continued in 1999 and the abundance of retail oriented publicly traded REITs that existed, a listing of our stock was not advisable. Publicly traded REITs experienced negative total returns of 18.8% in 1998 and 6.5% in 1999 (which reflects a decline in share prices partially offset by distributions to stockholders). Retail oriented publicly traded REITs experienced negative total returns of 4.9% in 1998 and 11.8% return in 1999. In order to become a publicly traded REIT, investors expect a 5% to 15% discount to existing publicly traded comparables. Given the pricing discount required to list shares of our common stock, First Union advised us not to list the shares on a national exchange at this time. Additionally, given that the majority of publicly traded REITs are self-administered, our structure with third party management and advisory services would not be well received by investors.

         In response to First Union's recommendations, our board and representatives of IREAS and ICPM began to discuss the desirability of combining IREAS and ICPM with us so that we would be structured more in line with the vast majority of the publicly traded REITS. Since certain members of our board (Messrs. Parks and Cosenza) have conflicts of interest in evaluating this combination, our board formed a special committee comprised of Messrs. Roland W. Burris and Joel G. Herter and Ms. Heidi N. Lawton. The special committee was formed to, among other things, consider and evaluate a merger. To assist in its review and analysis, the special committee retained outside legal counsel separate and distinct from our outside counsel. First Union was asked to prepare a valuation of IREAS and ICPM.

         On June 16, 1999, First Union met again with our board. At this meeting, First Union provided an update and review of the valuation analysis as well as a preliminary discounted cash flow valuation of IREAS and ICPM.

         On September 15, 1999, the board as a whole met to discuss various strategic alternatives available to the Company, including the merger. At this meeting, representatives of First Union provided an overview of the REIT marketplace and assisted the board in a review of a preliminary valuation of IREAS and IREC. The board and First Union discussed the various valuation methods, assumptions and comparables which First Union utilized, as well as those which First Union felt were not applicable. At this meeting, the special committee asked the staff of IREAS to prepare pro forma financial information reflecting the impact that a merger might have on, among other things, our funds from operations as well as a sensitivity analysis prepared at various pricing multiples. This material was received by the special committee on September 17, 1999.

         On September 24, 1999, the special committee held a meeting, along with its counsel, to review the pro forma financial information prepared by the staff of IREAS and the valuation analysis prepared by First Union. The special committee discussed how the merger might impact the make-up of our management team. The special committee decided to continue its due diligence.

         On October 8, 1999, the special committee met again with its legal counsel. Also present were Mr. Mark Zalatoris, Vice President of IREIC and Ms. Cathy Wang, Asset Management Analyst of IREIC. Mr. Zalatoris and Ms. Wang described the various financial analyses pertaining to the possible merger. The special committee members asked numerous questions regarding the assumptions and analyses undertaken by Mr. Zalatoris and Ms. Wang in preparing the pro forma financial information and sensitivity analysis. Mr. Zalatoris also provided the special committee with an initial list of individuals employed by ICPM and IREAS who would likely become our employees following a merger. Mr. Zalatoris provided the special committee with background information on each of these employees, including detailed information regarding the proposed full-time executive officers subsequent to the merger. At this meeting, it was also determined that the special committee should meet with representatives of First Union to discuss the valuation of the shares of our stock which would be utilized as the merger consideration should a merger be consummated.

         A subsequent meeting of the special committee was held on October 25, 1999. At this meeting, the special committee reviewed and discussed, in greater detail, the valuation analysis of our stock prepared by First Union and the potential synergies, strategic fit, financial benefits, personnel issues and timing considerations related to the possible merger.

         On October 29, 1999, the special committee received a letter of intent from IREIC and TIPMG (collectively with IREIC, "Inland"), proposing a merger of IREAS and ICPM with and into the Company. Under the terms proposed by Inland, all of the issued and outstanding shares of IREAS and ICPM would be exchanged for 6.9 million shares of our common stock which, based on an assumed value of our shares equal to $11.00 per share, would value the transaction at approximately $75.5 million.

         On November 1, 1999, the special committee met, along with its counsel and representatives of First Union, to discuss Inland's proposal. The First Union representatives provided the special committee with an update on First Union's valuation analysis. The special committee reviewed the proposed merger focusing particular attention on the valuation proposed by Inland and the valuation range set forth in the First Union analysis. First Union explained, and the special committee took note of, the fact that the preliminary analysis prepared by First Union in September 1999 did not reflect approximately $71 million which was available to us for investment in real properties. First Union explained that if one were to assume investment of these funds, the fees payable to IREAS and ICPM would likewise increase thereby affecting the valuation of each entity.

         The special committee next met, along with its counsel, on November 19, 1999 to review an updated version of First Union's analysis. The special committee discussed the analysis and asked First Union to analyze the degree to which the merger would add to our funds from operations.

         On November 23, 1999, the special committee and its counsel held a meeting to review this latter analysis. The special committee decided to respond to Inland's offer by proposing a valuation of IREAS and ICPM of $65 million. Assuming a value of $11.00 per share, the special committee's proposal would have resulted in our issuing approximately 5.9 million shares. Inland subsequently rejected this offer and instead suggested reducing the price from $75.5 million to $69.0 million.

         On December 3, 1999, the special committee and its counsel held a meeting. Counsel provided a summary of the negotiations with Inland and the special committee again reviewed First Union's analysis. The special committee took note of the projections (which IREAS prepared and upon which First Union relied in preparing its analysis) which showed an increase to our funds from operations as a result of the merger as well as the "marketplace" benefits of being a self-administered REIT. The special committee thus concluded that the merger was in the stockholders' best interests at a value of $69 million in the aggregate for IREAS and ICPM. The special committee then adopted a resolution authorizing execution of a letter of intent with Inland and the negotiation of a definitive merger agreement. The special committee subsequently directed our primary outside counsel to prepare a proposed merger agreement. The committee also asked First Union to prepare a written opinion regarding the fairness of the consideration to be paid by us in the merger.

         On December 23, 1999, the special committee and its counsel held a meeting during which counsel provided the special committee with an overview of the structure for the proposed merger and described the changes to the merger agreement to be delivered to our counsel on behalf of the special committee. The special committee also provided its counsel other proposed changes to the draft merger agreement which the special committee had received and reviewed prior to the meeting. Thereafter, the special committee and its counsel discussed timing issues for the proposed merger and the various steps which needed to be undertaken to complete the merger, including finalizing negotiations with respect to the merger agreement, the submission of preliminary proxy materials to the Commission for its review and comment, receipt of a fairness opinion from First Union, and the mechanics of the solicitation process to seek our stockholders' approval of the proposed merger.

         On January 24, 2000, the special committee and its counsel held a meeting, at which time counsel provided the special committee with a report on a meeting held on January 21, 2000 in which counsel to the special committee, our counsel and representatives of IREAS and ICPM discussed their collective comments and issues on the initial draft of the merger agreement. Counsel to the special committee reported that representatives of IREAS and ICPM asked that the parent corporations of IREAS and ICPM receive certain registration rights in connection with the shares issued to them as consideration for the merger. The special committee and its counsel undertook a lengthy discussion with respect to the type of registration rights to be granted to the parent corporations. It was determined at such meeting that counsel to the special committee have further discussions with both our counsel and representatives of First Union on this matter.

         On February 28, 2000, the special committee and its counsel held a meeting during which counsel to the special committee provided the special committee with a report on numerous meetings held between counsel to the special committee, our counsel and counsel to IREAS and ICPM relating to the merger agreement and the registration rights agreement, copies of which had been provided to the members of the special committee for their review and comment prior to this meeting. Counsel to the special committee then provided the special committee with a detailed discussion of the significant issues remaining in the merger agreement and the related documents including:

         -         the valuation of IREAS and ICPM;
         -         indemnification;
         - the registration rights to be provided to the parents of IREAS and ICPM;
         - TIGI's license of the name "Inland Real Estate Corporation" and logo to us;
         -         our lease for office space;
         - employment agreements for the individuals who will be our executive management team; and
         -         the services agreement between TIGI and us.

         The special committee discussed First Union's decrease in the high-end of its valuation range for IREAS and ICPM from an aggregate of $74.5 million to $72 million. The special committee reviewed First Union's findings and took into consideration the updated valuation ranges and questioned the assumptions regarding First Union's analysis and its valuation. The special committee discussed whether current factors merited a reduction in the aggregate consideration to be paid by us. After a lengthy discussion the special committee determined that a purchase price of $69 million remained within the range established by First Union and if the other significant issues discussed during this meeting were resolved in our favor, the valuation would be appropriate and in the best interests of our stockholders.

         Counsel to the special committee then outlined the minimum registration rights that IREAS and ICPM were willing to accept. After lengthy discussion and a report from counsel to the special committee on First Union's recommendations for the issuance of registration rights, the special committee concluded that the registration rights agreement as revised was acceptable and in the stockholders' best interests.

         Next, the special committee expressed its desire to retain the name "Inland Real Estate Corporation" even following a subsequent change in our stock ownership and rejected TIGI's proposal for a more limited use of the name. It was determined that counsel for the special committee, our counsel and counsel for IREAS and ICPM should have further discussions regarding this matter and to clarify certain provisions of the proposed office lease and the employment agreements for our officers. The special committee reiterated its desire not to allocate corporate overhead for senior TIGI employees and certain other TIGI employees for a period following the merger.

         Counsel to the special committee then described the indemnification provisions of the merger agreement. The special committee concluded that indemnification should not be limited to the shares issued to IREIC and TIPMG and that additional indemnification from TIGI was appropriate.

         On March 2, 2000, the special committee and its counsel held a meeting during which counsel to the special committee provided the special committee with a report on the extensive negotiations between counsel to the special committee, our counsel and counsel to IREAS and ICPM relating to the merger agreement and the significant issues discussed at the February 28, 2000 meeting of the special committee.

         Counsel to the special committee informed the special committee that given First Union's revised valuation range, Inland agreed to reduce the aggregate consideration to $68 million, through the issuance of 6,181,818 shares of our stock. The special committee reviewed the valuation analysis and the assumptions underlying First Union's valuation range and directed its counsel to request that Mr. Zalatoris review the financial information and assumptions furnished to First Union in light of the negotiated changes to the merger agreement. The special committee requested that it receive the revised analysis, if any, prior to the board meeting to be held on March 7, 2000 so that it may complete its financial analysis.

         Counsel to the special committee reported that, as requested by the special committee, we will receive the exclusive right to the use of the name "Inland Real Estate Corporation" which would continue even following a change of control, as long as we designate ourselves as "not an affiliate of The Inland Group, Inc." following such change of control. The special committee accepted this proposal as reasonable.

         Counsel to the special committee then reviewed the proposed services agreement and reported that, as requested by the special committee, we will not be charged for the services of IREIC's senior and middle level management personnel for the first 12 months following the merger. Additionally, following the merger, we will be entitled to utilize the services of other Inland entities or employees at cost. Finally, we received the right to charge back to Inland any services that our employees provide for any other Inland affiliated entities.

         Counsel to the special committee reviewed the proposed terms of the employment agreements for our new executive officers and the special committee discussed comparable employment terms for similar executive officers employed by Inland and other comparable entities. The special committee determined that the proposed terms were fair and appropriate.

         Next, the special committee discussed the real estate lease for our space within the building where IREAS and ICPM currently operate. The special committee reported that it had reviewed both affiliated and non-affiliated comparable leases and found the proposed lease terms for our space to be reasonable and favorable to us in light of current market conditions in the Oak Brook, Illinois area.

         Finally, the special committee focused on the indemnification provisions set forth in the merger agreement and, in particular, any loss that we might suffer in excess of the value of the shares provided to IREIC and TIPMG as the merger consideration. Counsel to the special committee stated that negotiations resulted in our right to receive up to the value of the stock even if it is worth more than $68 million in the event of any indemnification claim. Furthermore, in response to the special committee's requests, TIGI agreed to guaranty the obligations of TIPMG, and IREIC, TIPMG and TIGI agreed to indemnify us for 50% of the difference between the losses we incur and the fair market value of the shares at the time of indemnification, not to exceed $34 million. The special committee then discussed the likelihood of obtaining additional indemnification provisions given the other negotiated changes. After a lengthy discussion, the special committee determined that it had obtained acceptable indemnification protections for us and our stockholders.

         On March 7, 2000, our board held a meeting at which the special committee formally recommended that the board approve and adopt the merger agreement. At this meeting, counsel for the special committee gave an overview of the terms of the proposed merger and the reasons necessary for the formation of the special committee. Counsel then gave a brief summary of the deliberations and negotiations conducted by the special committee including the special committee's due diligence.

         Counsel stated that the special committee spent a considerable amount of time negotiating what it believed were favorable license terms for the use of the name "Inland Real Estate Corporation" and the company logo as well as the use of software and services of Inland affiliates. Counsel further explained that the special committee successfully negotiated with Inland to have the merger consideration reduced from $69 million to $68 million to address changes in market conditions that occurred during the final weeks of negotiations, and that the special committee believed that it had negotiated extremely favorable indemnification protections in the event of a breach of a representation or warranty by Inland.

         Counsel went on to state that the special committee interviewed the prospective employees of the self-administered entity and that those individuals demonstrated a real commitment to work for us. Members of the special committee summarized the terms of the services agreement and lease agreement that the special committee had negotiated with TIGI. After the presentation, the special committee formally recommended that the board approve the merger agreement, the board so approved and the merger agreement was then executed.

AGREEMENT AND PLAN OF MERGER

         The following summarizes the material terms and provisions of the merger agreement, a copy of which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the merger agreement.

         General. The parties to the merger agreement are us, Inland Advisors, Inc. and Inland Management Corporation, two newly formed, wholly owned subsidiaries of ours, IREAS, IREIC, the sole shareholder of IREAS, ICPM, TIPMG, the sole shareholder of ICPM and, for purpose of guarantying the obligations of TIPMG, TIGI. Our board of directors has authorized the execution and performance of the merger agreement subject to the approval of our stockholders and other customary closing conditions. In addition, the board of directors of IREIC and TIPMG and the shareholders and directors of IREAS and ICPM have approved and adopted the merger agreement. In connection with the merger, Inland Advisors, Inc. will be merged into IREAS and Inland Management Corporation will be merged into ICPM.

         Effective Time. If our stockholders approve the merger agreement, and all other conditions are satisfied or waived, the merger will become effective upon the filing of a certificate of merger with the Secretary of State of Illinois, which we anticipate will occur as soon as practicable after the annual meeting, but in no case on or before June 30, 2000.

         Shares Issued as Merger Consideration. In connection with the merger, we will issue to IREIC 2,652,683 shares of our common stock, and to ICPM 3,529,135 shares of our common stock. Each share issued will contain those rights described in the section of this proxy statement with the heading "DESCRIPTION OF OUR SECURITIES." The shares will not be registered, and, except as provided below, may only be transferred pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, or pursuant to an exemption from such registration. The merger agreement permits the transfer of the shares to any entity that is a member of TIGI's "Affiliated Group" as that term is defined in the Internal Revenue Code of 1986, as amended.

         If the merger is completed, TIPMG and IREIC will be granted registration rights with respect to the shares we issue as consideration for the merger. IREIC, TIPMG or any member of TIGI's Affiliated Group to whom the shares are transferred, will have the right to include for registration any or all of the shares of our common stock issued in the merger on any registration statement (other than a registration statement on Form S-4 or Form S-8) that we file after the Effective Time, subject to underwriter cutbacks, if any. Additionally, holders of at least 50% of the shares we issue in the merger have a one-time right to cause us to file a registration statement registering such shares, provided that this right will not vest until the earlier of: (i) the sixth month anniversary of the date shares of our common stock are listed on a national securities exchange or on the NASDAQ National Market System; (ii) our stockholders approve a subsequent merger or consolidation or sale of substantially all of our assets; (iii) the acquisition of not less than 25% of our voting equity securities by a person, or group of persons acting in concert, that is not affiliated with TIGI; and (iv) June 7, 2001.

         Conditions to the Merger. The obligations of each party to effect the merger is conditioned on: (i) the truth and accuracy of all of the representations and warranties made by each party; (ii) completion by each party of its respective obligations under the merger agreement; (iii) the absence of any material adverse change in the other party; (iv) the absence of any court order prohibiting or restricting completion of the merger; and (v) receipt of all written consents, assignments, waivers or authorizations required to effect the merger.

         In addition, we will not be obligated to proceed with the merger unless we: (i) receive an opinion from counsel that the merger will not jeopardize our status as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended; (ii) receive an opinion from counsel that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; (iii) execute a Lease Agreement with TIGI or its affiliates for our use of office space previously used by IREAS and ICPM; (iv) execute a License Agreement for our continued use of the "Inland Real Estate Corporation" trade name and corporate logo and use of certain intellectual property and software; (v) execute a Services Agreement, for our use of certain administrative employees of IREIC and TIPMG and their affiliates; and (vi) execute employment agreements with those individuals that will become our executive officers.

         Termination. The merger agreement may be terminated at any time prior to the closing of the merger by: (i) written consent of all parties to the merger agreement; (ii) unilaterally by any of the parties to the merger agreement, so long as such party has not breached any of its obligations under the merger agreement, if the merger has not been completed within 90 days following the approval of the merger agreement by our stockholders; (iii) unilaterally by any of the parties, if one or more of the other parties (A) fails to perform any material covenant or agreement in the merger agreement, and does not cure the failure within 15 business days after the terminating party delivers written notice of the alleged failure to the other parties or (B) fails to fulfill or complete a condition to the obligations of the terminating party (which condition is not waived) by reason of a breach by the non-terminating party or parties of its obligations; or (iv) unilaterally by any of the parties to the merger agreement, if any condition to the obligations of the terminating party is not satisfied (other than by reason of a breach by that party of its obligations under the merger agreement), and it reasonably appears that the condition cannot be satisfied prior to the closing of the merger.

         Indemnification. We have agreed to indemnify IREIC and TIPMG and they have agreed to indemnify us against losses due to a breach of a representation or warranty under the merger agreement. The indemnifying party or parties, as the case may be, will be liable only when damages by such party exceed $350,000 in the aggregate. IREIC and TIPMG's indemnification obligations are limited to the fair market value of all of the shares we issue to IREIC and TIPMG in connection with the merger at the time the indemnification obligation arises plus fifty percent (50%) of the difference between the losses we incur and the then fair market value of the shares not to exceed $34 million. Additionally, the maximum total indemnification payments for which IREIC and TIPMG may, collectively, be liable, may not exceed $68 million, unless and to the extent the then fair market value of the shares exceeds $68 million. IREIC and TIPMG may pay their indemnification obligations in cash, shares of our common stock, or a combination thereof. Additionally, TIGI has guaranteed the indemnification obligations of TIPMG.

         Expenses. Each party to the merger agreement is required to pay its own fees and expenses.

         Material Governmental Permits. We are not currently aware that any material governmental permits, approvals, consents or similar actions are required for consummation of the merger, except for compliance with applicable federal and state securities laws.

         Accounting Treatment. For financial reporting purposes, we will account for the merger consideration as an expense of terminating our advisory agreement with IREAS and our property management agreements with ICPM because neither IREAS nor ICPM qualify as "businesses" for purposes of applying APB Opinion No. 16 "Business Combinations."

         Employment Agreements. At the closing of the merger, we anticipate entering into employment agreements with the following persons who will serve in the following positions:

          Robert D. Parks           Chairman of the Board of Directors
          Norbert Treonis           President and Chief Executive Officer
          Mark E. Zalatoris         Chief Financial Officer and Treasurer
          Samuel A. Orticelli       General Counsel and Secretary
          William Anderson          Director of Acquisitions

         Each employment agreement will: (i) begin on the closing date of the merger and continue for one year, provided that on each anniversary, the term automatically will be extended by one-year periods unless either we or the employee elects not to extend the term; and (ii) provide for an annual base salary as follows: Mr. Parks - $50,000; Mr. Treonis - $300,000; Mr. Zalatoris - $125,000; Mr. Orticelli - $180,000; and Mr. Anderson - $100,000. TIGI and its affiliates have agreed not to hire or solicit to hire any of these individuals, except for Mr. Parks, for a period of three years from the closing date without the prior approval of our independent directors or unless a "change of control" has occurred. Upon termination of the employee's employment with us (other than for cause or if hired by TIGI or an affiliate of TIGI), the terminated employee will receive severance compensation for the unexpired portion of the remaining employment term plus an additional six months.

         Under the employment agreements, a "change in control" of our Company is deemed to have occurred if any party, or group of parties acting in concert, unrelated to TIGI becomes a beneficial owner of securities representing twenty-five percent (25%) or more of the combined voting power of all of our outstanding voting securities or purchases substantially all of our assets and such individual's employment with us is terminated.

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
         Lease Agreement. As part of the merger, we will enter into a lease agreement with TIGI to lease approximately 7,438 square feet of office space, located at 2901 Butterfield Road, Oak Brook, Illinois. The lease term will be for a period of one year with five one-year renewals at our sole discretion. The annual rental rate for 2000 is expected to be $17.64 per square foot (TIGI's cost for such space), paid in equal monthly installments. Monthly rental rates for subsequent years will be increased in accordance with TIGI's underlying lease of the property with no profit to TIGI.

         License Agreement. We will also enter into a license agreement with TIGI, pursuant to which TIGI will grant to us a royalty-free license of the name "Inland Real Estate Corporation," our corporate logo, and any self-created property management, accounting and administrative software that has been developed by TIGI and its affiliates. The license of the name and the logo are exclusive and the license for the software is non-exclusive. We may sublicense the aforementioned intellectual property to affiliated entities that are in the same line of business. Finally, the licenses will be perpetual unless a "change of control" (as defined above) occurs or we engage in inappropriate conduct.

         Services Agreement. We will also enter into a services agreement with IREIC and certain affiliates of TIGI pursuant to which these affiliates will provide to us the following services: general administrative services, payroll preparation and management services, employee benefits management services, human resource management services, data processing, computer equipment and support services, insurance consultation and insurance coverage placement services, marketing communications services, property tax and processing services, office management services, and investor relation services. These services will be performed on our behalf at cost, with no mark-up to us. The services agreement is for an initial term of twelve months, and, at our option, will continue in force so long as we continue to lease our headquarters pursuant to the Lease Agreement described above.

         Additional Agreements. The parties to the merger agreement have agreed to: (i) afford each other party reasonable access to financial, operating and other information; (ii) give prompt notice of breaches of any covenant or condition in the merger agreement; (iii) make no public announcement related to the merger without the prior consent of the other parties except as required by law; (iv) cooperate in preparing and filing all forms, reports and notifications required by any governmental authority and to use their best efforts to overcome any objections by any governmental authority to the merger; (v) use their best efforts to obtain the authorizations required to consummate the transactions contemplated by the merger agreement; and (vi) keep all proprietary information of the other parties which such party received in connection with the merger confidential.

         We, IREAS and ICPM have agreed that, prior to consummation of the merger or the termination of the merger agreement, each entity shall conduct their respective business only in the ordinary course consistent with past practice.

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

BUSINESS OF IREAS AND ICPM

         IREAS is an Illinois corporation which, since its formation in 1994, has been a wholly owned subsidiary of IREIC. Since its inception, IREAS' sole business has been to serve as our advisor and has generally been responsible for our day-to-day operations, including property acquisition, administering our bookkeeping and accounting functions and consulting with our board on various issues. For a summary of IREAS' business activities, including its compensation and types of fees earned, see "IREAS Advisory Agreement."

         ICPM is an Illinois corporation formed in 1994 and, since its formation, has been a wholly owned subsidiary of TIPMG. Since its inception, ICPM's sole business has been to serve as our property manager and has been responsible for managing our real estate portfolio. For a summary of ICPM's business activities, including its compensation and types of fees earned, see "ICPM Property Management Agreement."

IREAS ADVISORY AGREEMENT

         Duties of IREAS. In 1994, we entered into an Advisory Agreement with IREAS pursuant to which we engaged IREAS to conduct all of our day-to-day business activities other than those related to property management including:

         - presenting to us a continuing and suitable investment program and opportunities to make investments consistent with our investment policies and the investment program adopted by our board of directors and furnish us with advice concerning the making, acquisition, holding and disposition of investments and commitments;

         - managing our day-to-day investment operations to effect the investment program adopted by our board of directors;

         - serving as our investment advisor in connection with policy decisions to be made by our board of directors and, as requested, furnishing reports to our board of directors and providing research, economic and statistical data in connection with our investments and investment policies;

         - investigating, selecting and conducting relations with lenders, consultants, accountants, brokers, banks, builders, underwriters, appraisers and many other third parties on our behalf;

         - assisting in negotiations on our behalf with investment banking firms and other institutions or investors for public or private sales of our securities;

         - maintaining title insurance or other assurance of title and customary fire, casualty and public liability insurance for our real property;

         -        advising us as to the operating results of our properties; and

         - preparing on our behalf, all reports and returns required by the Commission, the Internal Revenue Service and other state or federal governmental agencies.

         Compensation of IREAS. Pursuant to the Advisory Agreement, IREAS receives the following compensation:

         - an annual asset management fee, paid quarterly, of not more than 1% of the total book value of our assets that are invested, directly or indirectly, in real estate before reserves for non-cash charges, such as depreciation or bad debt expense;

         - a property disposition fee payable on sale of a property, assuming IREAS provides a substantial amount of services in connection with the sale, equal to the lesser of: (1) 3% of the contract sales price; or (2) 50% of the commission paid to third parties; provided that in no event will the amounts paid to IREAS and other third parties exceed 6% of the contract sales price; and

         - a subordinated incentive fee of up to 15% of the net proceeds from the sale of any property; provided that our stockholders have received a cumulative, non-compounded return equal to 8% on an annual basis on the original issue price of the shares reduced by prior distributions plus a return of the original issue price paid for the shares reduced by any distributions.

         IREAS is required to reimburse us for the amount that the asset management fee and our total operating expenses excluding items such as taxes, interest payments, depreciation and property acquisition costs during any year exceed: (1) 2% of the average aggregate book value of our assets that are invested, directly or indirectly, in real estate before reserves for non-cash charges; or (2) 25% of our net income excluding gains from the sale of property. IREAS must also reimburse us to the extent that our stockholders have not received any annual cash distribution equal to 8% of the original issues price of the shares.

         For the year ended December 31, 1999, we incurred an asset management fee of $4,193,068. Additionally, IREAS and its affiliates are entitled to reimbursement for salaries and expenses of their employees relating to the administration of our day-to-day operations. During the year ended December 31, 1999, we incurred and paid $752,239 of these expenses.

         Further, the Advisory Agreement provides that if IREAS merges into us at the time of the listing for trading of our common stock on a national exchange or market, IREAS will receive, in exchange for terminating the Advisory Agreement, shares of our common stock in an amount equal to the value of the fees given up by IREAS as a result of such termination. Additionally, we are prohibited from terminating the Advisory Agreement for the purpose of avoiding such a merger in anticipation of the listing of our common stock on a national exchange or market.

         Grant of License to Use "Inland" Mark. Pursuant to the Advisory Agreement, IREAS sublicensed to us a perpetual, royalty-free license to use the name and mark "Inland" throughout the United States. We agreed to use the "Inland" name and mark in a manner which will protect the right of IREAS and to the extent any rights in the name or mark "Inland" are deemed to accrue to us, we agreed to assign any and all such rights to IREAS. IREAS, at such time as it no longer provides services to us, may require our board of directors to change our name to a name which does not include any reference to the name "Inland."

         Indemnification. Under the Advisory Agreement, we agreed to indemnify and/or reimburse IREAS, to the fullest extent permitted by Maryland law, for losses, liabilities and expenses incurred as a result of IREAS performing services on our part, so long as: (i) such liability or loss was not the result of negligence or misconduct on the part of IREAS; and (ii) IREAS has determined in good faith that the course of conduct which caused the loss or liability was in our best interest.

         We are not required to indemnify IREAS for losses, liabilities or expenses arising from an alleged violation of federal or state securities laws unless: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to IREAS; (ii) such claims have been dismissed with prejudice on the merits as to IREAS; or (iii) a court approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made.

         Termination. If the merger is completed, we will terminate the Advisory Agreement and will no longer incur asset management fees, nor will we incur disposition and incentive fees should we dispose of properties. A number of entities affiliated with IREAS performed certain general and administrative functions for us, these entities charged IREAS for such services and we reimbursed IREAS for its costs. At our request, these entities will continue to perform such services for us, at cost, and we will pay for these services directly. See "Agreement and Plan of Merger - Services Agreement."

ICPM PROPERTY MANAGEMENT AGREEMENT

         Duties of ICPM. For each property in our portfolio, we entered into a Property Management Agreement with ICPM. If the merger is completed, we will terminate each Property Management Agreement. Pursuant to the Property Management Agreements, ICPM furnishes the services of its organization for the rental, leasing, operation and management of each property and renders a monthly Consolidated Cash Report and Budget Variance Report with respect to each property. Additionally, ICPM is required to prepare annualized budgets for operation of each property.

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
         For each property, we gave ICPM the authority:

         - to advertise, rent and pay all expenses of the property, to cause references of prospective tenants to be investigated, to negotiate new leases and renewals and cancellations of existing leases (subject to our approval), to institute and prosecute actions to evict tenants and to recover rent and other sums due, and to settle, compromise, and release such actions or suits, or reinstate such tenancies;

         - to hire, supervise, discharge, and pay all labor required for the operation and maintenance of each property; and

         -        to collect rents and/or assessments and other items.

         Compensation of ICPM. ICPM receives a "Property Management Fee" for management and leasing services of 4.5% of the gross income earned by us on the properties managed. For 1999, we paid a Property Management Fee of $4,869,514. ICPM is entitled to reimbursement for salaries and expenses of its employees with respect to any due diligence activities we ask it to perform with respect to potential acquisitions.

         Indemnification. Under each Property Management Agreement, we agreed to indemnify ICPM for any losses incurred by it in connection with any property including liability for damage to a property and injuries to or death of any person on such property; so long as such losses do not arise out of the willful misconduct, gross negligence and/or unlawful acts of ICPM. We also agreed to indemnify ICPM from any losses and expenses involving any past, current or future allegation regarding treatment, depositing, storage, disposal or placement by any party other than ICPM of hazardous substances on any of our properties.

         Additionally, with respect to each property, we are required to carry at our own expense Public Liability Insurance, Fire and extended Coverage Insurance, Burglary and Theft Insurance, Rental Interruption Insurance, Flood Insurance (if appropriate) and Boiler Insurance (if appropriate).

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         IREIC and TIPMG, the sole shareholders of IREAS and ICPM, respectively, are each wholly owned subsidiaries of The Inland Group, Inc. Messrs. Parks and Cosenza are control persons with respect to TIGI. Mr. Parks is our president, chief executive officer, chief operating officer and a director. Mr. Cosenza is one of our directors. Additionally, our executive officers do not receive compensation for services they render to us. Each of our executive officers are employees, officers and/or directors of IREAS and/or its affiliates and are compensated by these entities, in part, for services they render to us.

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
OPINION OF THE FINANCIAL ADVISOR

         First Union delivered its written opinion to the special committee to the effect that the total number of shares which we will issue to IREIC and TIPMG is fair, from a financial point of view, to our stockholders.

         The full text of First Union's written opinion dated March 17, 2000, which sets forth certain assumptions made, matters considered and limitations on the review undertaken is attached as Appendix B to this proxy statement and is incorporated herein by reference. You should carefully read the opinion in its entirety. The summary of the opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the attached opinion. First Union's opinion relates solely to the question of the fairness to us and our stockholders, from a financial point of view, of the merger.

         First Union's opinion is addressed to the special committee and does not constitute a recommendation as to how any stockholder should vote. First Union's opinion does not address: (i) the relative merits of the merger or any other business strategies or transactions with third parties considered by our board or the effect of any such transaction; or (ii) the board's decision to proceed with the merger.

         Reasons for Selecting First Union. First Union is a recognized investment banking firm regularly engaged to value private and public businesses and their securities in connection with mergers and acquisitions, competitive biddings and valuations for corporate and other purposes and acting as financial advisor in connection with other forms of strategic corporate transactions. The special committee selected First Union because it is a nationally known investment banking firm with experience in transactions similar to the merger contemplated with IREAS and ICPM, as well as negotiated underwritings, initial public offerings, secondary distributions of securities, private placements and valuations for corporate purposes, especially with respect to REITs and other real estate companies.

         First Union Compensation. In connection with the performance of its services, we paid First Union the following fees and expenses: (i) an initial, non-refundable fee of $50,000 upon our engagement of First Union; (ii) an aggregate cash fee of $250,000 for the performance of its valuation services;
(iii) an aggregate cash fee of $250,000 in connection with the delivery of its fairness opinion; and (iv) we reimbursed First Union for all out-of-pocket expenses up to $25,000 incurred by it in connection with the performance of its duties.

         Other Transactions with First Union. On February 1, 2000, we borrowed $3,000,000 from First Union for the purpose of acquiring a property. The loan, secured by our investment in securities held in a brokerage account maintained by First Union, accrued interest at 6.5% and was repaid on March 14, 2000.

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

         Analysis and Conclusions. In conducting its analysis, and arriving at its opinion, First Union performed the following activities and considered such financial and other factors as it deemed relevant, including, among others, the following:

         -        Reviewed and analyzed the merger agreement.
         -        Reviewed and analyzed a draft of this proxy statement.
         - Reviewed and analyzed certain of our historical and pro forma financial and operating data and that of IREAS and ICPM as well as our Prospectus dated April 7, 1998, as amended.
         - Reviewed and analyzed certain other internal information concerning our business and operations and those of IREAS and ICPM furnished to it by our management and the management of IREAS and ICPM, including projections and other data.
         - Discussed the business of, and prospects for, us, IREAS and ICPM with our management and the management of IREAS and ICPM, respectively.
         - Reviewed certain materials presented by management to our board.
         -        Reviewed the advisory agreement between us and IREAS.
         -        Reviewed the management agreements between us and ICPM.
         - Conducted site visits of 94 of our properties, which represent approximately 7.6 million square feet or approximately 80% of the square feet owned by us.
         - Analyzed the proposed values for IREAS and ICPM employing the following techniques: comparable historical merger and acquisition transactions, comparable publicly traded investment and real estate management and advisory companies, and a discounted cash flow analysis.
         - Analyzed the proposed value of our shares offered as consideration for the merger by the following methodologies: comparable publicly traded retail real estate investment trusts, net asset value, discounted cash flow analysis and recent sales price.
         - Conducted such other analyses, studies and investigations, as First Union deemed appropriate under the circumstances for rendering the opinion expressed therein.

         In preparing its opinion, First Union relied, without independent verification, on the accuracy and completeness of all information that was publicly available, supplied or otherwise communicated to First Union by us, IREAS and ICPM and further relied upon the assurances of management that they are unaware of any facts that would make the information provided incomplete or misleading. First Union assumed that the financial forecasts examined by it were reasonably prepared and reflected the best current estimates and good faith judgements of our management and that of IREAS and ICPM of our future performance and that of IREAS and ICPM, respectively. The First Union opinion is based upon financial, economic, market and other conditions existing on the date of the opinion. Furthermore, First Union has expressed no opinion as to the price or trading range at which our shares of common stock will trade in the future. The merger consideration was determined by the special committee and IREAS and ICPM in arm's-length negotiations. Although First Union evaluated the financial terms of the merger and participated in discussions concerning the consideration to be paid, First Union did not propose the specific values of ICPM and IREAS. Instead, it established a range of prices for comparable transactions and companies and determined that the merger consideration for IREAS and ICPM fell within that range.

         The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or amenable to summary description. Accordingly, First Union believes that its analysis must be considered as a whole and that considering any portion of the analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete picture of the process underlying the First Union opinion. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the values of businesses are not appraisals and may not reflect the prices at which businesses may actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty and First Union does not assume responsibility for any future variations from such analyses or estimates. The following paragraphs summarize the significant quantitative and qualitative analyses performed by First Union in arriving at its opinion.

         As background for its analyses, First Union held extensive discussions with the special committee and with members of our senior management and that of IREAS and ICPM regarding the history, current business operations, financial condition, future prospects and strategic objectives of ours, IREAS and ICPM.

         In evaluating IREAS and ICPM, First Union was provided with income projections for the five years beginning January 1, 2000 and ending December 31, 2004. We advised First Union that as of March 3, 2000, we owned 119 retail properties and invested in one retail property currently under development. The properties encompass approximately 9.4 million gross leasable square feet. The cost of this portfolio was approximately $985 million as of March 3, 2000. The income stream analyzed and projected included only the properties owned and operations prior to and including March 3, 2000 as well as our development properties. First Union has not made an independent evaluation or appraisal of our assets or liabilities or those of IREAS or ICPM, nor has First Union been furnished with any such evaluations or appraisals. We advised First Union that we had one property under development and three under contract to purchase, representing an aggregate investment of $16.8 million. We advised First Union that we expect to acquire these properties within the next twelve months. We also provided projections reflecting management and advisory fees from the current portfolio as well as the properties under development and under contract. Total investment was $985 million. We advised First Union that we expect to acquire all of these properties during the fiscal year ending December 31, 2000. We assumed that all of the acquisitions and developments that closed in 1999 will provide a full year of cash flow contribution in 2000, but any developments that close in 2000 will only get partial cash flow contribution for that year.

         In analyzing IREAS and ICPM, First Union considered a variety of methodologies, including: (i) an analysis and comparison of recent historical transactions in which previously non- self-administered REITs have acquired an external advisor; (ii) an analysis of selected publicly traded companies that act as advisors or managers in the real estate business; and (iii) a discounted cash flow analysis. As a result of this analysis, an implied range of value was produced using each of the methodologies in order to arrive at an implied global range of value that encompasses all of the methodologies used.

         First Union focused its analysis on the earnings before interest, taxes, depreciation and amortization (EBITDA) generated by IREAS and ICPM as the primary valuation ratio, since, in First Union's view, EBITDA is a good indicator of cash flow and is readily available and comparable among companies. First Union did, however, consider valuation ratios other than EBITDA, including revenues and net income.

         Comparable Merger and Acquisition Transactions - Market Approach. First Union analyzed merger and acquisition transactions of a "like kind" that included other non-self- administered REITs that have integrated outside third-party property management and advisory services thereby creating a fully integrated, self-administered real estate management company. This analysis indicated the range of values that REITs have historically paid for their management companies and advisors. First Union noted that the comparable transaction analysis is one of the primary methods of determining implied value because it identifies, on a relative basis, the amount that companies have paid for similar entities. First Union explained that assuming no major changes in pricing have occurred in the marketplace, the comparable transaction approach to value can be used to determine an implied range of values for an entity based upon historical pricing of similar entities. First Union added that although its analysis assumed no fundamental changes in pricing, the risk of these changes were mitigated in its analysis by evaluating five years of historical transactions which allows for an adjustment for pricing trends. The analysis also assumes that, all things being equal, the market is efficient and that purchase prices are determined on the basis of historical, like kind transactions.

         First Union analyzed the following transactions involving merger or acquisitions of real estate management/advisory companies: Franchise Finance Corp. of America's acquisition of FFCA Management, L.P.; Boddie-Noell Restaurant Prop.'s acquisition of BT Venture Corporation; Shurgard Storage Centers' acquisition of Shurgard Incorporated; Realty Income Corp.'s acquisition of R.I.C. Advisor, Inc.; Storage Equities, Inc.'s acquisition of Public Storage Management; Health Care REIT, Inc.'s acquisition of First Toledo Advisory Company; Great Lakes REIT, Inc.'s acquisition of Equity Partners Ltd.; IndyMac Mortgage Holdings' acquisition of Countrywide Asset Management Corp.; U.S. Restaurant Properties, Inc.'s acquisition of QSV Properties, Inc.; Security Capital Industrial's acquisition of SCG Realty Services, Inc.; Security Capital Pacific Trust's acquisition of SCG Realty Services, Inc.; Asset Investors Corp.'s acquisition of Financial Asset Management LLC; Commercial Net Lease Realty's acquisition of CNL Realty Advisors; CCA Prison Realty Trust's acquisition of Corrections Corp. of America; CNL American Properties acquisition of CNL Restaurant Businesses; and Starwood Financial Trust's acquisition of TriNet Corporate Realty Trust.

         First Union then analyzed these transactions on the basis of a few key transaction multiples. These multiples were used to compare and contrast each relevant historical transaction and arrive at a standard range of multiples. Only the transactions completed during or after 1996 were included in the following analysis because, in First Union's view, they more accurately reflected current management and advisor company values. Additionally, the CCA Prison Realty Trust acquisition was excluded from First Union's analysis due to extensive shareholder lawsuits that have resulted from the transaction. First Union determined that the value of the transaction may change in the event some or all of the lawsuits are successful. As a result, the total group of transactions under examination encompassed nine acquisitions, which included:
Great Lakes REIT, Inc.'s acquisition of Equity Partners Ltd.; IndyMac Mortgage Holdings' acquisition of Countrywide Asset Management Corp.; U.S. Restaurant Properties, Inc.'s acquisition of QSV Properties, Inc.; Security Capital Industrial's acquisition of SCG Realty Services, Inc.; Security Capital Pacific Trust's acquisition of SCG Realty Services, Inc.; Asset Investors Corp.'s acquisition of Financial Asset Management LLC; Commercial Net Lease Realty's acquisition of CNL Realty Advisors; CNL American Properties acquisition of CNL Restaurant Businesses; and Starwood Financial Trust's acquisition of TriNet Corporate Realty Trust.

         First Union compared the purchase price paid in each comparable transaction with the revenues, EBITDA and net income of the target companies for the latest twelve month reporting period, on an annualized basis. In aggregate, the transactions yielded multiples of purchase price to the target's EBITDA ranging from a high of 25.7x to a low of 2.2x, with a median of 6.5x. Multiples of purchase price to the target's revenues ranged from a high of 6.5x to a low of 0.8x, with a median of 3.4x. Multiples of purchase price to the target's net income ranged from a high of 49.8x to a low of 2.2x, with a median of 11.2x.

         Next, First Union graphed the transaction multiples chronologically to derive a trend line of past results. In each graph, First Union noted a flat to downward trend going-forward, although the multiples implied in the regression analysis were either greater than or in-line with the median multiples derived from the comparable transactions analysis which were 6.5x, 3.4x and 11.2x for EBITDA, revenues and net income, respectively.

         In addition to the real estate management and advisory company transactions, First Union also analyzed transactions involving the merger of hotel management and advisory companies. However, in First Union's view, the target companies owned assets in each case which implied that the target companies were not pure management/advisory companies. The consideration paid for the management companies, therefore, took into account hotel assets, and the values ascribed for the hotel assets in the transaction versus the management/advisory-side of the business could not be determined. First Union added that managing hotels is a more active process than that of other real estate assets since hotel management relies on a more fluid occupant base and its success depends on re-booking the rooms each and every night. In addition, the food and beverage departments of hotels involve extensive management and are an integral function of the hotel management company. Because the nature of hotel management differs in many respects, First Union concluded that hotel management/advisory company acquisitions were not relevant to the analysis.

         Comparable Public Real Estate Advisors and Managers Analysis - Market Approach. Next, First Union analyzed comparable public companies that act as real property managers, advisors and asset managers. First Union analyzed these companies to determine the multiples that these companies trade at as a function of estimated earnings for 2000, trailing twelve months EBITDA and trailing twelve months revenues.

         First Union advised the board that the public-comparable analysis identifies, on a relative basis, that value that investors are ascribing to these entities. Assuming no major changes in pricing have occurred in the marketplace, First Union stated that this approach can be used to determine a range of values for an entity based on the present pricing of publicly traded comparable entities. First Union assumed that occasional ongoing and slight changes in pricing would occur in the marketplace, but that the market is, all things being equal, efficient with value being determined on the strength of a company's earning power and overall financial health. First Union analyzed the following public real estate management and advisory companies: CB Richard Ellis; Insignia Financial; Jones Lang LaSalle; and Trammell Crow.

         First Union chose these companies because they are the largest publicly traded real estate management and advisory companies with over two years of property and asset management expertise. First Union noted that Amresco Inc. was also considered, but that company's focus on commercial and mortgage lending was not considered significant because of its dissimilarity to IREAS and ICPM. In addition, since Amresco first started its management business in the beginning of 1997, First Union did not believe that Amresco had enough of an established track record in the real estate management and advisory business to be included in the analysis.

         To derive multiples for the real estate companies noted above, the total market capitalization and current stock price was first determined for each company. Total market capitalization is equivalent to a company's total equity plus total long-term debt outstanding, while the current stock price as of March 6, 2000 was used. These companies were analyzed using the market approach to valuation in order to determine the total market capitalization as a function of 2000 estimated earnings, trailing twelve months EBITDA and trailing twelve months revenues. The first multiple utilized was the price to earnings ratio or P/E ratio. The P/E ratio is the current stock price divided by a company's expected 2000 earnings per share. First Union stated that the P/E ratio is accepted as a fundamental means of a company's valuation. The second multiple used was total market capitalization to trailing twelve months EBITDA. First Union noted that this multiple is computed by dividing the total market capitalization of the company by the trailing twelve months EBITDA.

The last multiple used was the total market capitalization to trailing twelve months revenues ratio.

         Analyzed as a whole, the real estate companies traded at a median P/E ratio of 8.6x with a range of 33.6x to 6.9x based on 2000 earnings expectations. On a trailing twelve month EBITDA basis, the real estate companies traded in a range of 7.8x to 4.2x with a median of 5.7x. On a trailing twelve month revenue basis, the real estate companies traded in a range of 1.0x to 0.5x with a median multiple of 0.7x.

         Comparable Public Investment Managers and Advisors Analysis - Market Approach. Next, First Union analyzed companies that specialize in the management of large pools of assets with the bulk of their revenues coming from the advisory and asset management services. The following companies were analyzed:
Alliance Capital Management; Franklin Resources; T. Rowe Price Associates, Inc.; and United Asset Management Corp.

         First Union chose these four companies because they are the largest publicly traded investment managers with over 50% of their revenues generated from asset management activities.

         These companies were analyzed based on the same key multiples used in the analysis of real estate companies. These multiples were utilized to arrive at a standard range of multiples for companies in this line of business.

         Analyzed as a whole, these companies traded at a high of 15.9x to a low of 11.7x with a median P/E ratio of 13.2x based on 2000 earnings expectations. On a total market capitalization to trailing twelve months EBITDA multiple, these companies traded at a high of 10.9x to a low of 5.8x with a median of 10.1x. On a total market capitalization to trailing twelve months revenue multiple, these companies traded at a high of 4.2x to a low of 3.6x with a median of 2.0x.

         First Union explained to the board that the multiples derived in the previous two analyses should not be considered a true proxy for the multiples at which IREAS or ICPM should be purchased since unlike IREAS or ICPM, those real estate companies are publicly traded. First Union stated that in order to determine an implied value for IREAS and ICPM vis-a-vis these public entities, it is necessary to apply a 5%-15% discount to the multiples since shares of public companies are more liquid than shares of private companies like IREAS and ICPM, and public companies have enhanced credibility in the marketplace, resulting from a history of public disclosure of operating results. First Union explained that these discount rates are typical rates applied to private companies in the market. After discounting the multiples, First Union obtained the following range for the EBITDA multiples:


ADJUSTED EBITDA MULTIPLES FOR THE REAL ESTATE MANAGEMENT AND ADVISORY COMPANIES BASED ON APPLICABLE DISCOUNT RATES FOR PRIVATE COMPANIES

                  Trailing Twelve Months EBITDA

     DISCOUNT
      APPLIED                  HIGH                   MEDIAN                  LOW
      -------                  ----                   ------                  ---
        5%                     7.4x                    5.4x                  4.0x
        10%                    7.0                     5.1                    3.8
        15%                    6.6                     4.9                    3.6

ADJUSTED EBITDA MULTIPLES FOR INVESTMENT MANAGEMENT AND ADVISORY COMPANIES BASED ON APPLICABLE DISCOUNT RATES FOR PRIVATE COMPANIES

                  Trailing Twelve Months EBITDA

     DISCOUNT
      APPLIED                  HIGH                   MEDIAN                  LOW
      -------                  ----                   ------                  ---
        5%                    10.3x                    9.6x                  5.5x
        10%                    9.8                     9.1                    5.2
        15%                    9.2                     8.6                    4.9

         First Union then integrated the EBITDA multiples derived from the three analyses described above and concluded that the analyses, as integrated, yielded a range of EBITDA multiples from a high of 25.7x, to a low of 2.2x and a median of 6.5x.

         Discounted Cash Flow Analysis - Income Approach. Next, First Union estimated an implied range of values for IREAS and ICPM based on the current value of future cash flows that each would receive in the form of management or advisory fees. This income approach to valuation estimates the market value by estimating the present value of the future cash flows. First Union noted that the analysis is only as good as the assumptions utilized to determine the future cash flows, the interest rate used to discount the cash flow and the capitalization rate on the final cash flow to determine the terminal value of the future stream of cash flows on the investment. First Union added that, in its view, the income approach is one of the better approaches in the valuation of income-producing entities or properties because it is the primary factor considered by real estate investors and is the primary analytical tool used in determining the present value of any financial instrument which produces a set of future cash flows to value.

         In constructing its cash flow analysis, First Union relied upon the accuracy of the cash flow projections and growth rates supplied by management and did not independently verify the underlying assumptions for each property. Management's projections and the income streams analyzed were based upon the investment of approximately $985,430,200 in properties acquired and under development through March 3, 2000. First Union explained that IREAS and ICPM derive their revenue solely from fees generated from the management of our properties and advisory services provided to us.

         First Union derived a discount rate (based on IREAS and ICPM's perceived cost of capital) of 11.5% which served as the mid-point of the sensitivity analysis involving the discount rates. The discount rate range applied to IREAS and ICPM's cash flows ranged from 10.0% to 12.3%.

         In order to capture the cash flows in perpetuity, a range of EBITDA multiples was applied to the final projected year's cash flow, which in this case is year five. First Union used the same EBITDA multiples described above in the comparable transaction and comparable company analysis discussed above. By applying these multiples, a terminal value was established which represents the amount a company would pay to capture the cash flows in perpetuity.

         This analysis resulted in a range of imputed aggregate values of IREAS and ICPM of approximately $37.0 million to $155.3 million.

         First Union advised the board that each method of establishing the value for IREAS and ICPM was considered separate and equal in standing. The methods were considered, with certain exceptions, independent of each other in arriving at a valuation range, which served as a benchmark for the value in connection with the proposed merger. The range of value produced by each method employed was as follows:


FINAL RANGE OF IMPLIED VALUE FOR ALL METHODOLOGIES

                                                                     HIGH                 MEDIAN                LOW

                              Comparable Transactions            $202,947,681           $51,574,142         $17,200,396
           Comparable Real Estate Mgmt./Advisor Co.'s              58,159,046            40,498,500          28,309,381
            Comparable Investment Mgmt./Advisor Co.'s              81,309,741            71,650,023          38,751,837
                                 Discounted Cash Flow             155,279,855            58,517,625          36,977,274

         First Union stated that the above range of implied value was so wide, that the board should focus on, and analyze the range of median implied values produced by each methodology. First

Union stated that the median implied value in each analysis eliminated outlying observations and, therefore, it was logical to use the range of median implied values in order to arrive at a more likely range in which IREAS and ICPM could be analyzed.

         Taking into account current market valuations and the financial results and projections, First Union concluded that the implied range of valuation for IREAS and ICPM, combining both scenarios, ranged from approximately $40.0 million to $72.5 million.

         First Union indicated that the above implied range did not take into account the remaining $38.1 million that we have to invest which would increase the implied valuation range as those proceeds are invested. First Union also noted that the merger is expected to be accretive to our funds from operations (as adjusted for the accounting impact the issuance of the merger consideration will have) and that if the merger is approved for the years 2001 and 2002, our current stockholders will contribute 87.7% and 87.9% of funds from operations, respectively, in return for approximately 90.0% of our equity.

         Valuation of Our Common Stock. Next, First Union performed a similar valuation analysis to establish a range of implied values attributable to our shares of common stock without giving effect to the merger. First Union established this implied range of values employing five methodologies. First Union first analyzed a comparable group of publicly traded retail REITs based upon current funds from operations (FFO) multiples and a private market discount. First Union also analyzed the same comparable group of publicly traded retail REITs based upon historical FFO multiples and a private market discount. First Union performed a net asset value analysis by applying a capitalization rate range which fairly reflects current market conditions to our budgeted net operating income. First Union also conducted discounted cash flow analysis and analyzed recent sales prices of our shares of common stock.

         Current Public Market Valuation Analysis. First Union analyzed ten comparable publicly traded retail REITs to determine at what multiple their stock was trading (as of March 6, 2000) compared to FFO. These 10 comparable REITs were established as our peer group based on the following criteria: total market capitalization between $200 million and $2.0 billion; community/neighborhood shopping center properties account for at least 80% of the REIT's gross leasable area; and companies in which no material strategic or focus driven difference could substantially affect pricing. The REITs produced a median FFO multiple of 7.0x. As earlier, First Union then applied a 5-15% private market discount to the multiple and produced a range of multiples from a high of 6.65x to a low of 5.95x with a midpoint of 6.30x.

         First Union then applied the range of median FFO multiples to our estimated 2000 FFO per share to determine the implied value of our common stock per share. We estimated our FFO per share for 2000 to be $1.03, which did not include the merger (which we estimated would add $.01 per share in FFO in 2000, as adjusted for the accounting impact the issuance of the merger consideration will have). The application resulted in a range of implied value of our common stock of $6.85 to $6.13 per share, with a midpoint of $6.49 per share.

         Historical Public Market Valuation Analysis. First Union noted that while current retail REIT FFO multiples are at a 7.0x median, REITs, as an industry have historically traded at a median of 9.7x. In order to gauge a more accurate representation of FFO multiples, First Union analyzed the past three and a half years of weighted average FFO multiples (from March, 1996 through and including December, 1999) for comparable community shopping center REITs to provide a historical perspective on trading ranges. The REITs produced a market-weighted average FFO multiple of 9.70x. As earlier, First Union then applied a 5-15% private market discount to the multiple and produced a range of multiples from a high of 9.22x to a low of 8.25x with a midpoint of 8.73x.

         First Union then applied the range of FFO multiples to our estimated 2000 FFO per share to determine the implied value of our common stock per share. We estimated our FFO per share for 2000 to be $1.03, which did not include the merger (which we estimated would add $.01 per share in FFO in 2000, as adjusted for the accounting impact the issuance of the merger consideration will have). The application resulted in a range of value of our common stock of $9.49 to $8.49 per share.

         Net Asset Value Analysis. First Union then estimated the per share implied value of our common stock by applying a capitalization rate range to our budgeted 2000 Net Operating Income ("NOI") which fairly reflects current market conditions. For purposes of this valuation, we estimated our net operating income for 2000 to be $97,687,528. First Union then divided our NOI by a range of capitalization rates, with a high of 9.75%, a low of 8.75%, and a midpoint of 9.25% (capitalization rates are standard in real estate to gauge relative valuation of similar properties). The resulting quotient yielded a range of estimates of our total market capitalization to be $1.094 billion to $982 million and a midpoint of $1.035 billion.

         First Union then subtracted our outstanding debt (of $440,740,296) from our total market capitalization to yield a range of our equity market capitalization. First Union then divided each equity market capitalization number by our shares of common stock outstanding (55,404,212) to yield a range of per share values of our common stock. The analysis yielded an implied value range per share of $11.79 to $9.77.

         Discounted Cash Flow Analysis. First Union then performed a discounted cash flow analysis similar to the one it performed in the valuation of IREAS and ICPM. First Union based its analysis on management projections which assumed an investment of approximately $985,430,200 in properties acquired and under development through March 3, 2000 and that our portfolio will remain static on a going forward basis.

         First Union derived a discount rate (based on our cost of capital) of 8.62% which served as the mid-point of the sensitivity analysis involving the discount rates. The discount rate range applied to our cash flows ranged from 10.12% to 7.12%. First Union utilized a capitalization rate of 9.75% to capture the value of our cash flows in perpetuity.

         This analysis resulted in a range of imputed equity values of approximately $1.063 billion to $940 million, or a per share value of $11.24 to $9.02.

         Recent Sales Price Analysis. First Union then summarized that from April 7, 1998 to December 31, 1999 we sold a total of 16,642,397 shares of our common stock for a price of $11.00 per share. First Union noted that recent sales price, especially for such a significant block of shares, is a good indication of how the market would value our shares, and therefore, should be utilized when determining a valuation range for our shares.

         Conclusion. First Union concluded that the $11.00 value we ascribed to our shares for purposes of determining the total merger consideration is fair from a financial point of view. First Union noted that the $11.00 valuation fell within the range of values determined pursuant to three out of the five methodologies used to value our shares.

FEDERAL TAX CONSEQUENCES

         The following discussion summarizes the material federal income tax consequences in connection with the mergers to a stockholder of ours who is a U.S. citizen or resident or that is a tax exempt organization. Shefsky & Froelich Ltd., counsel to the Company, has reviewed the following discussion and believes that it fairly summarizes the federal income tax considerations that are likely to be material to our stockholders. Such discussion is based on current law. The discussion is not exhaustive of all possible tax considerations, nor does the discussion give a detailed description of any state, local, or foreign tax considerations. This discussion does not describe all of the aspects of federal income taxation that may be relevant to a stockholder in light of his or her particular circumstances or to certain types of stockholders (including insurance companies, financial institutions or broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. No ruling has been or will be requested from the Internal Revenue Service.

         EACH STOCKHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC CONSEQUENCES TO HIM OR HER OF THE OWNERSHIP OF COMMON STOCK IN AN ENTITY THAT HAS ELECTED TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST, INCLUDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF SUCH OWNERSHIP AND ELECTION AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

         General. We expect to continue to be taxed as a REIT for federal income tax purposes. We believe that we were organized, have operated and, assuming consummation of the merger, will continue to operate after the merger in such a manner as to meet the requirements for qualification and taxation as a REIT under the Code, and we intend to continue to operate in such a manner. No assurance, however, can be given that we will continue to operate in a manner so as to remain qualified as a REIT.

         In the opinion of our counsel, assuming that (i) we have qualified to be taxed as a REIT under the Code for each of our taxable years from and including the first year for which we made the election to be taxed as a REIT;
(ii) the assumptions and representations referred to below are true upon and following the merger, including that we will not succeed to any earnings and profits of IREAS and/or ICPM; (iii) the merger will be consummated in conformity with the requirements for our continued qualification and taxation as a REIT and will close as soon as practicable on or after July 1, 2000; and (iv) following the merger, IREAS and ICPM will operate in accordance with the terms described herein, following the merger, we should continue to qualify as a REIT for our current and subsequent taxable years. This analysis is based on certain assumptions relating to our organization and operation and that of IREAS and ICPM and is conditioned upon certain representations made by us as to certain factual matters relating to the merger and the intended manner of our operation after the merger and the operation of IREAS and ICPM. The opinion is further conditioned upon us not otherwise being allocated more non-qualifying income than is consistent with the 95 percent gross income test. Our counsel is not aware of any facts or circumstances that are inconsistent with these assumptions and representations. Unlike a tax ruling, an analysis of counsel is not binding on the IRS, and no assurance can be given that the IRS will not challenge our status as a REIT for federal income tax purposes. Our qualification and taxation as a REIT has depended and will depend upon, among other things, our ability to meet on a continuing basis, through ownership of assets, actual annual operating results, receipt of qualifying real estate income, distribution levels and diversity of stock ownership, the various qualification tests imposed under the Code discussed below. See "--Failure to Qualify" below.

         The following is a summary of all material considerations concerning applicable Code sections that affect the merger. These sections of the Code are highly technical and complex. This summary is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder ("Treasury Regulations"), and administrative and judicial interpretations thereof as currently in effect. There is no assurance that there will not be future changes in the Code, Treasury Regulations or administrative or judicial interpretations thereof that could adversely affect our ability to continue to qualify as a REIT or adversely affect the taxation of our stockholders or that could further limit the amount of income we may derive from the management and development activities to be performed after the merger.

         Nontaxable Merger. In general, statutory mergers and other types of acquisition transactions can qualify as "tax-free reorganization" if the rules in the Code are met. Under Section 368(a)(1)(A) of the Code, a transaction that qualifies as a statutory merger or consolidation of one entity into another in which the stock of the surviving entity is in this consideration will qualify as a tax-free organization. In addition, other provisions allow for tax-free treatment if specific rules are met.

         Under Section 368(A)(2)(E), a merger of a target corporation into a wholly owned subsidiary of a parent corporation in which the shareholders of the target receive stock in the parent will qualify as a tax-free reorganization so long as (i) the reorganization is a statutory merger or consolidation; (ii) after the merger, the target corporation and substantially all of its properties and those of the entity with which it merged will be owned by the target; and
(iii) shareholders of the surviving target corporation receive voting stock from the merger which represents at least 80% of the consideration for the merger. In this situation, ICPM and IREAS will constitute the target corporations and Inland Management Corporation and Inland Advisors, Inc. will constitute our wholly owned subsidiaries. Although in form the transactions described herein appear to be subject to Section 368(a)(2)(e), certain IRS pronouncements seem to indicate the fact that IREAS and ICPM will be "qualified REIT subsidiaries" will result in the application of Section 368(a)(1)(A). In statutory mergers, the stockholders and creditors of the transferor corporation automatically become stockholders and creditors of the surviving corporation by operation of state law. The merger will be executed in accordance with the Illinois Business Corporation Act of 1983, as amended, and IREIC and TIPMG will receive shares of our voting common stock. While the merger is, for state law purposes, a merger into IREAS and ICPM, by virtue of the mandate of Section 856(i) to ignore the separate corporate existence of qualified REIT subsidiaries, as applied by the IRS in several private letter rulings (which are not directly applicable to us and which are not valid precedent under IRS rules), the merger will be treated for federal income tax purposes as being directly into us.

         In addition to satisfying the statutory provisions of the Code, an reorganization must comply with several subjective tests in order to be considered "tax-free," including the continuity-of-interest doctrine set out in section 1.368-1(b) of the Treasury Regulations, which requires that there be certain continuity of interest on the part of the transferor corporation or its stockholders. The shares of common stock being issued as consideration for the merger may not be sold, transferred or otherwise disposed of to entities not in TIGI's Affiliated Group, except pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, or in accordance with an opinion of counsel satisfactory to us that an exemption from registration is available. Additionally, we may, unless a registration statement is in effect covering the shares of our common stock issued in consideration for the merger, place stop transfer orders with our transfer agents with respect to any shares transferred. In addition, the reorganization must comply with the continuity of business enterprise test which requires the survivor of a merger to carry-on the historic business of the predecessor. IREAS and ICPM will continue to carry-on their operations as our wholly owned subsidiaries, and therefore this test should be met. Based upon the foregoing, in the opinion of our counsel, the consummation of the merger should not be a taxable event for federal income tax purposes to us or any of our existing stockholders.

         Should any of the assumptions or representations upon which the tax opinion described above is based prove inaccurate, the transactions described herein may not qualify as tax-free reorganizations under the Code. In addition, the aforementioned tax opinion is not binding upon the IRS, which may challenge the qualification of the transactions as tax-free reorganizations. If the mergers fail to qualify as tax-free reorganizations, they would instead be treated as a taxable sale by IREAS and ICPM of their assets to us in exchange for our voting common stock, followed by a distribution of such stock to the shareholders of IREAS and ICPM in complete liquidation. While we would not directly recognize gain or loss as a result of the failure of the mergers to qualify as tax-free reorganizations, we would succeed to the tax liabilities of IREAS and ICPM just as we would succeed to any other liabilities thereof. In addition, this would cause us to have "earnings and profits" from periods when we were not a REIT and could, based on the discussion below, cause us to fail to qualify as a REIT for federal income tax purposes.

         Built-in Gain Rules. Under the "Built-in Gain Rules" of Notice 88-19, 1988-1 C.B. 486, and Temporary Regulations issued thereunder, we will be subject to a corporate tax if we dispose of any of the assets acquired from IREAS and ICPM in the merger during the 10-year period beginning at the closing date (the "Restriction Period). This tax is imposed at the top regular corporate rate (currently 35%) on the excess of (i) the lesser of (a) the fair market value at the closing date of the assets disposed of and (b) the selling price of such assets over (ii) our adjusted basis at the closing date in such assets (such excess being referred to as the "Built-in Gain"). We do not intend to dispose of any of the assets acquired in the merger during the Restriction Period. However, on such a disposition, if the fair market value of the asset sold at the closing date exceeded the basis therein, we would be taxed at the time of the disposition on the resulting gain at the top corporate rate under the Built-in Gain Rules. See, e.g. Prop. Treas. Reg. 1.1374-4(h).

         The results described above with respect to the recognition of Built-in Gain assume that we will make a certain election pursuant to the Built-in Gain Rules in accordance with Section 1374 of the Code. Pursuant to the merger agreement, we are required to make this election, and we will promptly file such election to prevent adverse tax consequences in the year of the Merger. If we do not make this election, we will be taxed on the Built-in Gain at the closing date at regular corporate tax rates.

         Qualified REIT Subsidiary. A REIT is permitted to have a wholly owned subsidiary (also referred to as a "qualified REIT subsidiary") provided that such subsidiary satisfies certain conditions. A qualified REIT subsidiary is not treated as a separate entity for federal income tax purposes. Rather, all of the assets, liabilities and items of income, deduction and credit of a qualified REIT subsidiary are treated as if they were those of the REIT. Following the merger, IREAS and ICPM will be our "qualified REIT subsidiaries," and the assets, liabilities and items of income of each will be treated as our assets, liabilities and items of income. Based on the foregoing, it is the opinion of our counsel that, following the merger, each of IREAS and ICPM will constitute a qualified REIT subsidiary.

         Consequences of Merger on the Company's Qualification as a REIT - Earnings and Profits Distribution Requirements. A REIT is not permitted to have accumulated earnings and profits attributable to a non-REIT year. A REIT has until the close of its first taxable year in which it has non-REIT earnings and profits to distribute such earnings and profits. In a corporate reorganization qualifying as a tax-free statutory merger, the acquired corporation's earnings and profits are carried over to the surviving corporation, and any earnings and profits treated as having been acquired by a REIT through such a merger will be treated as accumulated earnings and profits of the REIT attributable to non-REIT years. Accordingly, any earnings and profits of IREAS and/or ICPM will carry over to us and be treated as earnings and profits attributable to non-REIT years. If we do not make distributions in accordance with the rules set forth below, we could lose our status as a REIT for federal income tax purposes.

         The amount of earnings and profits of IREAS and ICPM acquired by us ("Acquired Earnings") will be based on the earnings and profits of each immediately prior to the Effective Time.

Based on the law existing as of the date hereof, we believe that we should not receive or be deemed to receive any earnings and profits from the mergers. In addition, IREAS and ICPM believe that they have no earnings and profits to which we will succeed and have represented that their aggregate earnings and profits do not exceed $1,000,000. Based on such assumptions, and the most reasonable interpretation of the existing law, it appears that IREAS and ICPM will have no earnings and profits as of the Effective Time.

         If it is later determined that IREAS and/or ICPM had earnings and profits at the Effective Time, we could maintain our status as a REIT if we distribute an amount equal to the Acquired Earnings before the close of the current taxable year. Only those distributions which are sourced to the Acquired Earnings will be treated as reducing such earnings and profits. To distribute the Acquired Earnings, we must distribute (or be deemed to distribute) during 2000 the sum of all of our current earnings and profits and any accumulated earnings and profits, and then the amount of the Acquired Earnings. Because our distributions have exceeded our REIT taxable income (determined prior to the dividends paid deduction) in each year of our existence and are expected to exceed such amount in this year, we have no earnings and profits, either from current periods or from prior periods and therefore, all distributions should first reduce Acquired Earnings to the extent any exist. In addition, our board intends to declare that all distributions will first reduce Acquired Earnings, and then will reduce subsequent earnings and profits. We believe that this approach should prevent us from losing our status as a REIT for federal income tax purposes due to the application of these rules.

         The calculation of the amount of Acquired Earnings is subject to challenge by the IRS. The IRS may examine prior tax returns and propose adjustments to increase the taxable income of IREAS and/or ICPM, thereby increasing the amount of the Acquired Earnings. If the IRS determines that we have not distributed all of the Acquired Earnings prior to the end of 2000, we will fail to qualify as a REIT for such year. However, we may make an additional distribution within 90 days of such determination by the IRS to distribute the Acquired Earnings and would be required to pay to the IRS an interest charge based on 50% of the amount not previously distributed. If such additional distribution is made, we would be able to maintain our REIT status for subsequent years notwithstanding the failure to distribute the Acquired Earnings.

         Failure to Qualify. If we fail to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, we will be subject to tax (including any applicable corporate alternative minimum tax) on our taxable income at regular corporate rates. We will not be able to deduct distributions to stockholders in any year in which we fail to qualify as a REIT, nor will they be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to stockholders will be taxable to them as ordinary income, and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, we will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances we would be entitled to such statutory relief.

PROPOSAL NO. 3: TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER WE HAVE SIGNED WITH INLAND COMMERCIAL PROPERTY MANAGEMENT, INC., INLAND REAL ESTATE ADVISORY SERVICES, INC. AND THEIR RESPECTIVE PARENTS AND THE INLAND GROUP, INC.

         Recommendation of the Board. Our board of directors unanimously recommends that our stockholders vote "for" the following resolution:

                  RESOLVED, that the Agreement and Plan of Merger and the transactions contemplated therein be and hereby are approved, and that the Company be and hereby is authorized to complete the merger and the transactions contemplated by the Agreement and Plan of Merger, and to perform all of its obligations thereunder.

         Vote Required. Approval of the Agreement and Plan of Merger as set forth above requires the affirmative vote of the majority of our shares of common stock issued and outstanding. Abstentions will not count towards approval of the Agreement and Plan of Merger.

                       AMENDMENT OF OUR GOVERNING CHARTER

OUR CHARTER

         Our Second Articles of Amendment and Restatement is our charter, on file with the Secretary of State of Maryland, which governs our corporate activities. Currently, our charter contemplates us being advised and managed by a third party advisor and property manager. If you approve the merger and the conditions to the merger are met, we will become a self-administered REIT. Accordingly, our board has adopted the following amendments to our charter to ensure that our corporate governance instruments properly reflect the effects of becoming a self-administered REIT, by eliminating references in our Articles to "Advisor" or "Sponsor" or provisions governing our relationship with our "Advisor" or a "Sponsor."

         Additionally, our governing charter limits the number of any class of shares of our stock that any person or entity may "beneficially own" to not more than 9.8% of that class of our stock. The term "beneficially own" is defined to mirror the definition of beneficial ownership in the Code. Due to the attribution rules with respect to beneficial ownership contained in the Code, TIGI as the ultimate parent of IREIC and TIPMG and certain individuals and entities affiliated with TIGI, will be deemed to beneficially own all of the shares of stock which we issue pursuant to the merger. The number of shares we issue will likely exceed the 9.8% limitation by a small amount (depending on the number of shares outstanding immediately prior to the completion of the merger).

         Our governing charter allows our board to waive the ownership limitation with respect to a person or entity that becomes a beneficial owner of our stock (or increases their beneficial ownership) from a "Transfer" of our shares so long as the level of ownership will not adversely affect our tax status as a REIT. The term "Transfer" is defined to include any "sale or transfer" of our stock. We believe that our issuing stock in connection with the merger is a "sale or transfer" of our stock and would therefore constitute a "Transfer" as it is currently defined. Additionally, at the closing of the merger our board will receive an opinion of counsel that the merger will not result in the revocation of our tax status as a REIT. As such, we believe that our board has the authority to waive the ownership limitation with respect to those persons or entities whose beneficial ownership of our stock will exceed the ownership limitation as a result of the shares we will issue in connection with merger. However, we also believe it would be prudent to amend the definition of "Transfer" to specifically include an issuance of shares by us thereby removing any potential ambiguity that may exist and clarifying the board's right to waive the ownership limitation in connection with the merger.

         If the merger is approved, our board of directors will, prior to the closing of the merger, waive the ownership limitation with respect to those persons or entities whose beneficial ownership of our stock will exceed the ownership limitation as a result of the shares we will issue in connection with merger. Our board will grant this waiver even if the amendments to our governing charter are not approved.

         Before you decide how to vote, you should read our charter, which we have included as Appendix C. We have marked Appendix C to show the proposed additions and deletions.

PROPOSAL NO. 4: TO AMEND OUR SECOND ARTICLES OF AMENDMENT AND RESTATEMENT TO REMOVE REFERENCES TO "ADVISOR" OR "SPONSOR" OR PROVISIONS GOVERNING OUR RELATIONSHIP WITH OUR "ADVISOR" OR "SPONSOR."

         Recommendation of the Board. Our board of directors unanimously recommends that our stockholders vote "for" the following resolution:

         RESOLVED, that the following sections of our Second Articles of Amendment and Restatement be, and hereby are, amended by:

         1.       deleting entirely the definition of "Advisor" contained in
                  Article V;

         2. deleting from the definition of "Independent Directors" contained in Article V the words "or the Advisor," from clause
                  (i), the words "the Advisor or its Affiliates" from clause
                  (i), the words "or the Advisor" from clause (ii) and from the end of the second sentence, and deleting entirely the last sentence of the definition;

         3. deleting from the definition of "Independent Expert" contained in Article V the words "the Advisor or";

         4. deleting entirely the definition of "Initial Investment" contained in Article V;

         5. inserting the words "or " after paragraph (b)(ii) in the definition of "Roll-Up" contained in Article V, and deleting the words "Sponsor or Advisor compensation; or (iv)" from paragraph (b)(iii) contained in Article V;

         6.       deleting entirely the definition of "Sponsor" contained in
                  Article V;

         7. deleting the words ", including Advisor Asset Management Fees," from the definition of "Total Operating Expenses" contained in Article V, and deleting the words "incentive fees payable to the Advisor, and (f)" therefrom;

         8. deleting the words "the Advisor, the Sponsor" each time they appear in the first sentence of Section 3(d) of Article VI, and deleting the words ", the Advisor" from the last sentence of Section 3(d) of Article VI;

         9. deleting the words ", the Advisor or its Affiliates" from the from the first sentence and clause (i) of Section 6(a) of
                  Article VII, deleting the word "have" from clause (i) thereof and replacing it with the word "has", deleting the words ", the Advisor or its Affiliates were" from clause (ii) thereof and replacing them with the word "was";

         10. deleting the words ", the Advisor or its Affiliates" from the first sentence of Section 6(b) of Article VII;

         11. deleting entirely Section 13 of Article VII and substituting [Reserved] in lieu thereof;

         12. deleting the words "the Sponsor, Advisor," from the first, second and fourth sentences of Section 15 of Article VII, and deleting the words "Sponsor, Advisor," both times they appear in the second to last sentence thereof;

         13.      deleting the last sentence of Section 16 of Article VII;

         14. deleting the words "the Advisor, the Sponsor," from the last sentence of Section 17 of Article VII;

         15.      deleting the last sentence of Section 18 of Article VII;

         16. deleting entirely Section 19 of Article VII and substituting [Reserved] in lieu thereof;

         17. deleting the first sentence of Section 20 of Article VII and the word "However," from the second sentence thereof;

         18. deleting the words "Sponsor, Advisor," and replacing the words "any of the foregoing" with "a Director" in the second sentence of Section 21 of Article VII;

         19. deleting the words ", which duty shall include a duty to supervise the relationship of the Company with the Advisor" from Section 22 of Article VII;

         20. deleting the words "and the Advisor" from the first sentence of Section 23 of Article VII;

         21.      deleting entirely Section 25 of Article VII;

         22. inserting to the definition of the word "Transfer" in Section 1 of Article VIII "issuance," after the word "sale" in the first sentence.

         23. deleting the period from the second to last sentence in the definition of "Transfer" in Section 1 of Article VIII and inserting the following: "; and (iv) the issuance by the Company of Equity Stock."

         24. deleting the words "the Advisor, the Sponsor," from the third sentence of paragraph (c) of Article IX;

         25.      deleting the words "the Advisor, the Sponsor," from paragraph
                  (e) of Article IX;

         26. deleting the words "the Sponsor, the Advisor," from the second sentence of paragraph (f) of Article IX;

         27. deleting the words "the Sponsor, the Advisor," both times they appear in clause (iii) of paragraph (g) of Article IX;

         28. deleting the words "the Advisor, the Sponsor," from the second sentence of paragraph (h) of Article IX;

         29. deleting the words "the Advisor or" and "the Advisor and" from the eighth sentence of Article X; and

         30. deleting clause (ii) from Article XI, deleting the words "the Advisor," from clause (v) in Article XI and renumbering the remaining clauses appropriately.

         Vote Required. Approval of the amendments to our Second Articles of Amendment and Restatement as set forth above requires the affirmative vote of the majority of our shares of common stock issued and outstanding.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ADVISORY AND PROPERTY MANAGEMENT FEES

         See "THE MERGER - IREAS Advisory Agreement" and "THE MERGER - ICPM Property Management Agreement" for a description of our relationship and transactions with IREAS and ICPM, respectively.

FEES FOR OFFERING OF OUR SECURITIES

         An affiliate of IREAS, Inland Securities Corporation, served as dealer-manager of our offerings of securities and received commissions of $49,869,188. Approximately $42,500,000 of these commissions were passed through from the affiliate to non-affiliated soliciting broker-dealers.

RELATED MORTGAGE TRANSACTIONS

         An affiliate of IREAS, Inland Mortgage Investment Corporation, holds the mortgage on our Walgreens/Decatur property. As of December 31, 1999, the remaining balance of the mortgage was $700,381. For the year ended December 31, 1999, we made principal and interest payments of $68,266 on this mortgage.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our shares as of the date of this Proxy Statement: (i) each stockholder known by us to own beneficially in excess of 5% of the outstanding shares; (ii) each of our directors; (iii) each of our executive officers; and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power for the shares beneficially owned by such person.


                                                                                  SHARES BENEFICIALLY OWNED AS OF
                                                                                  THE DATE OF THIS PROXY STATEMENT
                                                                            ------------------------------------------
NAME OF BENEFICIAL OWNER                                                            NUMBER             PERCENT
----------------------------------------------------------------------------------------------------------------------
Robert D. Parks (a)(b)                                                                 50,497            (g)
G. Joseph Cosenza (a)(b)                                                               22,569            (g)
Roland W. Burris (c)(f)                                                                 2,428            (g)
Joel G. Herter (d)(f)                                                                   1,143            (g)
Heidi N. Lawton (e)(f)                                                                  1,260            (g)
Roberta S. Matlin (a)                                                                     621            (g)
Kelly Tucek (a)                                                                           460            (g)
Directors and Executive Officers as a Group (b)                                        58,978            (g)

---------------------------
(a) The business address of each of Messrs. Parks, Cosenza, Ms. Tucek and Ms. Matlin is c/o The Inland Group, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

(b) Includes 20,000 shares owned by IREIC, which is an affiliate of TIGI. Messrs. Parks and Cosenza are control persons with respect to TIGI and disclaim beneficial ownership of shares owned by IREIC.

(c) The business address of Mr. Burris is c/o Buford, Peters & Ware, LLC, 111 West Washington Street, Suite 1861, Chicago, Illinois 60602.

(d) The business address of Mr. Herter is Wolf & Company LLP, 2100 Clearwater Drive, Oak Brook, Illinois 60521.

(e) The business address of Ms. Lawton is c/o Lawton Realty Group, 2100 Clearwater Drive, Suite 106, Oak Brook, Illinois 60521.

(f) Does not include 4,500, 5,000, and 5,500 Shares issuable upon exercise of options granted to Mr. Herter, Mr. Burris and Ms. Lawton, respectively, pursuant to the Company's Independent Director Stock Option Plan.

(g) Less than 1% of the Company's outstanding shares, as of the date of this proxy statement.

                          DESCRIPTION OF OUR SECURITIES





         We are authorized to issue 106,000,000 shares of capital stock comprised of 100,000,000 shares of common stock, $.01 par value per share, and 6,000,000 shares of preferred stock, $.01 par value per share. As of the record date, we have issued 56,045,845.7381 shares of common stock, reserved 1,171,520 shares of common stock for issuance pursuant to the exercise of options or warrants granted by us and reserved an additional 2,297,108.5709 shares of common stock for issuance pursuant to our Distribution Reinvestment Program.


         Stockholders have no preemptive rights to purchase or subscribe for our securities, and our common stock is not convertible or subject to redemption at our option. Each share of common stock is entitled to one vote and shares do not have cumulative voting rights. Subject to the rights of the holders of any class of our capital stock having any preference or priority over our common stock, our common stockholders are entitled to distributions in such amounts as may be declared by our board from time to time out of funds legally available for such payments and, in the event of liquidation, to share ratably in any of our assets remaining after payment in full of all creditors and provisions for any liquidation preferences on any outstanding preferred stock. We may, at the discretion of our board, authorize the listing of our common stock on a national securities exchange or market.

         Our board of directors, without further action by our stockholders, are authorized to issue up to 6,000,000 shares of preferred stock in one or more series and to determine and fix, as to any series, all the relative rights and preferences of shares including, without limitation, preferences, limitations or relative rights with respect to redemption rights, conversion rights, if any, voting rights, if any, dividend rights and preferences on liquidation.

                             SELECTED FINANCIAL DATA


                         INLAND REAL ESTATE CORPORATION
                            (a Maryland corporation)

                    For the calendar years 1995 through 1999

                                       1999
                                    Pro Forma         1999               1998           1997              1996            1995
                                 -------------     -----------       ------------   ------------       -----------    -----------
Total assets...................  $ 982,054,017     982,281,972        787,608,547    333,590,131       104,508,686     18,750,877
Mortgages payable..............  $ 440,740,296     440,740,296        288,982,470    106,589,710        30,838,233        750,727
Total income...................  $ 123,787,569     123,787,569         73,302,278     29,421,585         6,327,734      1,180,422
Net income ....................  $  36,462,412      30,171,901         24,085,871      8,647,221         2,452,221        496,514
Net income per
     common share, basic and
     diluted (b)...............  $        0.60            0.55               0.60           0.57              0.55           0.53
Distributions declared.........  $  48,379,621      48,379,621         35,443,213     13,127,597         3,704,943        736,627
Distributions per common
     share (b).................  $        0.89            0.89               0.88           0.86              0.82           0.78
Funds From Operations
     (b)(c)....................  $ (12,764,034)     49,605,023         35,474,823     13,203,666         3,391,365        666,408
Funds From Operations
Adjusted for Merger
consideration (b)(c)...........  $  55,895,534      49,605,023         35,474,823     13,203,666         3,391,365        666,408
Funds available for
     distribution (c). . . . . . $  55,561,975      49,271,464         35,698,975     13,141,242         3,680,824        787,011
Cash flows provided by
     operating activities......  $  64,831,977      59,201,034         43,031,662     15,923,839         5,529,709        978,350
Cash flows used in
     investing activities......  $(278,013,144)   (278,013,144)      (344,562,533)  (146,994,619)      (68,976,841)    (6,577,843)
Cash flows provided by
     financing activities......  $ 115,179,751     115,179,751        373,363,545    173,724,632        71,199,936      6,327,490
Weighted average common
     stock shares outstanding
     basic and diluted.........     60,784,906      54,603,088         40,359,796     15,225,983         4,494,620        943,156

(a) The above selected financial data should be read in conjunction with the financial statements and related notes appearing in our Annual Report on Form 10-K for the year ended December 31, 1999, which we sent to you previously and is on file with the Commission and the accompanying pro forma financial statements.

(b) The net income and distributions per share are based upon the weighted average number of common shares outstanding. The $.89 per share distributions for the year ended December 31, 1999, represented 98.8% of our Funds From Operations ("FFO") and 99.2% of funds available for distribution for that period. See Footnote (c) below for information regarding our calculation of FFO. Distributions to the extent of our current and accumulated earnings and profits for federal income tax purposes are taxable to our stockholders as ordinary income. Distributions in excess of these earnings and profits generally are treated as a non-taxable reduction of our stockholder's basis in the shares to the extent thereof, and thereafter as taxable gain (a return of capital). These distributions in excess of earnings and profits will have the effect of deferring taxation of the amount of the distribution until the sale of the stockholder's shares. For the year ended December 31, 1999, $12,738,889 (or 26.33% of the $48,379,621 distributions declared for 1999) represented a return of capital. The balance of the distribution constitutes ordinary income. In order to maintain our qualification as a REIT, we made annual distributions to our stockholders of greater than 95% of our REIT taxable income. REIT taxable income does not include net capital gains. Under certain circumstances, we may be required to make distributions in excess of cash available for distribution in order to meet the REIT distribution requirements. Distributions are determined by our board and are dependent on a number of factors, including the amount of funds available for distribution, our financial condition, any decision by the board to reinvest funds rather than to distribute the funds, our capital expenditures and the annual distribution required to maintain REIT status under the Code.

(c) One of our objectives is to provide cash distributions to our stockholders from cash generated by our operations. Cash generated from operations is not equivalent to our net operating income as determined under generally accepted accounting principles or GAAP. Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as "Funds From Operations" or "FFO" for short, which it believes more accurately reflects the operating performance of a REIT. As defined by NAREIT, FFO means net income computed in accordance with GAAP, less extraordinary and unusual items, excluding gains (or losses) from debt restructuring and sales of property plus depreciation on real property and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest. We have adopted the NAREIT definition for computing FFO because management believes that, subject to the following limitations, FFO provides a basis for comparing our performance and operations to those of other REITs. The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items which are capitalized do not impact FFO, whereas items that are expensed reduce FFO. Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs. FFO is not intended to be an alternative to "Net Income" as an indicator of our performance nor to "Cash Flows from Operating Activities" as determined by GAAP as a measure of our capacity to pay distributions. FFO and funds available for distribution are calculated as follows:


                                                                   Year ended December 31,
                                          Pro Forma
                                        Dec. 31, 1999
                                                            1999            1998             1997
                                        -------------   ------------    ------------    ------------
Net income ..........................   $ 36,462,412      30,171,901      24,085,871       8,647,221
Depreciation, net of minority
     interest .......................   $ 19,433,122      19,433,122      11,388,952       4,556,445
Merger consideration costs ..........   $(68,659,568)             --              --              --
                                        ------------    ------------    ------------    ------------
Funds From Operations (1) ...........   $(12,764,034)     49,605,023      35,474,823      13,203,666
Adjustment for Merger
consideration costs .................   $  8,659,568              --              --              --
                                        ------------    ------------    ------------    ------------
Funds From Operations adjusted
     for Merger consideration
     costs ..........................   $ 55,895,534      49,605,023      35,474,823      13,203,666
Principal amortization of debt,
     net of minority interest .......   $    (87,752)        (87,752)        (74,454)        (67,300)
Deferred rent receivable, net of
     minority interest (2) ..........   $ (2,327,251)     (2,327,251)     (2,120,951)       (654,978)
Acquisition cost expenses (3) .......             --              --         437,783         249,493
Rental income received under
     master lease agreements, net of
     minority interest (4) ..........   $  2,081,444       2,081,444       1,981,774         410,361
                                        ------------    ------------    ------------    ------------
Funds available for distribution ....   $ 55,561,475      49,271,464      35,698,975      13,141,242
                                        ============    ============    ============    ============
Funds From Operations per
Common Share ........................   $      (0.21)           0.91            0.88            0.87
Funds From Operations adjusted
     for Merger consideration costs                                                             0.87
     per Common Share ...............   $       0.92            0.91            0.88

(1) FFO does not represent cash generated from operating activities calculated in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity. "Funds From Operations adjusted for Merger consideration costs" reflects FFO as adjusted for the accounting impact of merger consideration to acquire IREAS and ICPM.

(2) Certain tenant leases contain provisions providing for stepped rent increases. GAAP requires us to record rental income for the period of occupancy using the effective monthly rent, which is the average monthly rent for the entire period of occupancy during the term of the lease.

(3) Acquisition cost expenses include costs and expenses relating to the acquisition of properties. These costs were estimated to be up to 0.5% of the gross proceeds from offering shares of our stock to the public and were paid from such proceeds. No acquisition costs have been included for 1999 due to the termination of our offering at the end of 1998.

(4) In connection with the purchase of several properties, we will receive payments under master lease agreements covering spaces vacant at the time of acquisition of those properties. The payments will be made to us for periods ranging from one to two years from the date of acquisition of the property or until the spaces are leased. GAAP requires that as these payments are received, they be recorded as a reduction in the purchase price of the properties rather than as rental income.


                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

         Cash and cash equivalents consists of cash and short-term investments. Cash and cash equivalents, at December 31, 1999 and December 31, 1998, were $19,424,343 and $123,056,702, respectively. The decrease in cash and cash equivalents since December 31, 1998 resulted primarily from the use of cash resources to purchase additional properties. Partially offsetting the decrease in cash and cash equivalents was additional proceeds received through our Distribution Reinvestment Program ("DRP"). We intend to use cash and cash equivalents to purchase additional properties, to pay distributions and for working capital requirements. The source of future cash for investing in properties will be from financing obtained on currently unencumbered properties and amounts raised through our DRP.

         As of December 31, 1999, we had acquired 115 properties. Our properties are currently generating sufficient cash flow to cover operating expenses plus pay a monthly distribution on weighted average shares. Beginning July 1999, we increased the per share distribution paid to stockholders from $.88 per annum to $.89 per annum on weighted average shares. Distributions declared for the year ended December 31, 1999 were $48,379,621, of which $12,738,889 represents a return of capital for federal income tax purposes.

         IREAS monitors the various qualification tests we must meet to maintain our tax status as a real estate investment trust. Large ownership of our stock is tested upon purchase to determine that no more than 50% in value of the outstanding stock is owned directly, or indirectly, by five or fewer persons or entities at any time. IREAS also determines, on a quarterly basis, that the Gross Income, Asset and Distribution Tests imposed by the REIT requirements are met. On an ongoing basis, as due diligence is performed by IREAS on potential real estate purchases or temporary investment of uninvested capital, IREAS determines that the income from the new asset will qualify for REIT purposes. Beginning with the tax year ended December 31, 1995, we have qualified as a REIT.

CASH FLOWS FROM OPERATING ACTIVITIES

         Net cash provided by operating activities increased from $15,923,839 for the year ended December 31, 1997 to $43,031,662 for the year ended December 31, 1998 to $59,201,034 for the year ended December 31, 1999. These increases are due primarily to the increase in the number of properties we owned. As of December 31, 1999 we had acquired 115 properties, as compared to 85 properties as of December 31, 1998, and 44 properties as of December 31, 1997.

CASH FLOWS FROM INVESTING ACTIVITIES

         We used $278,013,144 in cash for investing activities during the year ended December 31, 1999 as compared to $344,562,533 and $146,994,619 for the years ended December 31, 1998 and 1997, respectively. We used substantially all of the cash primarily for the purchase of and additions to properties. Additionally, during 1999 we purchased $10,659,289 of investment securities.

CASH FLOWS FROM FINANCING ACTIVITIES

         For the year ended December 31, 1999, we generated $115,179,751 of cash flows from financing activities as compared to $373,363,545 of cash flows generated from financing activities for the year ended December 31, 1998. This decrease is due primarily to the termination of an offering of our securities on December 31, 1998. For the year ended December 31, 1999, we had proceeds from the DRP, net of remaining offering costs paid and shares repurchased, of $30,432,466 compared to $261,217,625 for the year ended December 31, 1998. The decrease is also due to an increase in distributions paid for the year ended December 31, 1999 of $48,773,272 compared to $33,454,118 for the year ended December 31, 1998 and a decrease in loan proceeds received for the year ended December 31, 1999 of $145,814,000 compared to $166,352,000 for the year ended December 31, 1998. This decrease was partially offset by a decrease in principal payments made on debt for the year ended December 31, 1999 of $10,659,708 compared to $18,041,255 for the year ended December 31, 1998.

         For the year ended December 31, 1998, we generated $373,363,545 of cash flows from financing activities as compared to $173,724,632 of cash flows from financing activities for the year ended December 31, 1997. The increase is due to the increase in proceeds raised from the offerings of our securities and an increase in loan proceeds received in 1998. This increase was partially offset by an increase in distributions paid and an increase in principal payments made on debt.

         The weighted annual average interest rate on the mortgages payable outstanding at December 31, 1999 was approximately 7.07%.

RESULTS OF OPERATIONS

         At December 31, 1999, we owned 23 single-user retail properties, 74 Neighborhood Retail Centers and 18 Community Centers.

         Total income for the years ended December 31, 1999, 1998 and 1997 was $123,787,569, $73,302,278 and $29,421,585, respectively. The increases are due primarily to the purchase of additional properties. As of December 31, 1999, we had acquired 115 properties, as compared to 85 properties as of December 31, 1998 and 44 properties as of December 31, 1997. The purchase of additional properties also resulted in increases in property operating expenses and depreciation expense.

         During March 1999, we received a fee of $803,158 for the termination of a lease at one of our properties. This termination fee is included in additional rental income for the year ended December 31, 1999. We signed a lease with a new tenant for this space and began receiving rent from the new tenant in April 1999.

         Interest income is the result of cash and cash equivalents being invested in short-term investments until a property is purchased.

         The increases in professional services to our affiliates and non-affiliates and general and administrative expenses to our affiliates and non-affiliates for the year ended December 31, 1999, as compared to the years ended December 31, 1998 and 1997, is due primarily to the management of an increased number of real estate assets and an increased number of stockholders.

         IREAS may receive an annual Advisor Asset Management Fee of not more than 1% of our average invested assets, paid quarterly. We paid an Advisor Asset Management Fee which represented .58, .20 and .45 of the 1% of our average invested assets for the years ended December 31, 1999, 1998 and 1997, respectively. Remaining Advisor Asset Management Fees are forfeited by IREAS and, accordingly, not accrued in our financial statements.

         The increase in mortgage interest to non-affiliates for the year ended December 31, 1999, as compared to the years ended December 31, 1998 and 1997, is due to an increase in mortgages payable to approximately $440,740,000 from approximately $289,000,000 and $106,600,000, respectively.

         The increase in acquisition cost expenses paid to our affiliates and non-affiliates for the years ended December 31, 1999 and 1998, as compared to the year ended December 31, 1997, is due to the increased number of properties we considered for acquisition but did not purchase.

         In October 1998, we formed the Inland Joliet Commons LLC, an Illinois limited liability company, with an unaffiliated third party which purchased Phase I of the Joliet Commons Shopping Center. We contributed approximately $52,000 for a 1% interest in the Inland Joliet Commons LLC and the third party contributed a property with a fair market value of approximately $19,733,000 and debt of approximately $14,569,000 to the Inland Joliet Commons LLC for a 99% stated interest. We are the managing member of the Inland Joliet Commons LLC. The non-managing member (third party seller) has a right, on or after October 30, 2000 and prior to the time the Company has listed its shares on a national securities exchange, to tender its units in the Inland Joliet Commons LLC to the managing member for a cash payment equal to the equity in the property at the time of its contribution to the LLC. If the units are tendered after October 30, 1999 and we have not listed our shares on a national securities exchange, the non-managing member has a right to receive 469,480 shares of common stock, which right has not yet been exercised.

         In September 1999, we formed the Inland Ryan LLC, a Delaware limited liability company, with an unaffiliated third party which purchased nine shopping centers. We contributed approximately $76,720,000 for an approximate 77% interest in the Inland Ryan LLC. The third party seller contributed nine properties with a fair market value of approximately $99,427,000, debt of approximately $65,500,000 to the LLC and received a cash payment of $11,175,000 from us for an approximate 23% interest. We are the managing member of the Inland Ryan LLC. The non-managing member (third party seller) has a right on or after January 1, 2001 to tender up to 1/2 of its interest in the Inland Ryan LLC to the managing member for a cash payment. The remaining interest may be tendered to the managing member on or after June 30, 2002. If the non-managing member has not tendered all of its interest by August 31, 2004, then at any time after that date, the managing member, at its sole and exclusive option, may require the tender of all remaining non-managing member interests. Generally, profit and loss allocations and distributions are made in accordance with stated ownership interests.

         In September 1999, we formed the Inland Ryan Cliff Lake LLC, a Delaware limited liability company, with the Inland Ryan LLC in order to comply with covenants of an assumed mortgage. We contributed approximately $6,000 in cash for a 1% interest in the Inland Ryan Cliff Lake LLC. The Inland Ryan LLC contributed one property with a fair market value of approximately $5,554,000 and debt of approximately $5,134,000 to the LLC for an approximate 99% interest. We are the managing member of the Inland Ryan Cliff Lake LLC. The non-managing member (third party seller) has a right on or after January 1, 2001 to tender up to half of its interest in the Inland Ryan Cliff Lake LLC to the managing member for a cash payment. The remaining interest may be tendered to the managing member on or after June 30, 2002. If the non-managing member has not tendered all of its interest by August 31, 2004, then at any time after that date, the managing member, at its sole and exclusive option, may require the tender of all remaining non-managing member interests. Generally, profit and loss allocations and distributions are made in accordance with stated ownership interests.

YEAR 2000 ISSUES

         As part of our year 2000 readiness plan, we have identified three areas for compliance efforts: business computer systems, tenants and suppliers and non-information technology systems. We have not experienced any problems relating to year 2000 issues in any of these areas. Total costs associated with year 2000 readiness were not material.

SUBSEQUENT EVENTS

         In January 2000, we paid a distribution of $4,374,462 to our stockholders.

         On January 13, 2000, we purchased Rose Plaza East from an unaffiliated third party for approximately $2,171,400 using cash and cash equivalents. The property is located in Naperville, Illinois and contains approximately 11,658 square feet of leasable space. Its anchor tenants are Starbuck's, BoRics, Plus Signs, Alpha Communications and Kinko's.

         On February 1, 2000, we purchased Chatham Ridge Shopping Center from an unaffiliated third party for approximately $19,475,240. The property is located in Chicago, Illinois and contains approximately 175,730 square feet of leasable space. Its anchor tenants are Cub Foods and Marshalls. To purchase the property, we used cash and cash equivalents of approximately $9,480,000 and obtained a loan from a third party lender for the balance of the purchase price.

         On February 1, 2000, we borrowed $3,000,000 from First Union. The loan, secured by our investment in securities held in a brokerage account maintained by First Union, accrued interest at 6.5% and was repaid on March 14, 2000.

         On February 8, 2000, we purchased Joliet Commons Phase II from a third party affiliated with the non-managing member of Inland Joliet Commons LLC for approximately $4,800,000 using cash and cash equivalents. The property is located in Joliet, Illinois and contains approximately 40,395 square feet of leasable space. Its anchor tenants are Office Max, Eddie Bauer and Peppers Bedroom City.

IMPACT OF ACCOUNTING PRINCIPLES

         Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," was issued in 1998 and is effective for fiscal years beginning after June 15, 2000. On December 2, 1999, the Commission issued Staff Accounting Bulletin 101 "Revenue Recognition in Financial Statements." The staff determined that a lessor should defer recognition of contingent rental income (i.e., percentage/excess rent) until the specified target (i.e., breakpoint) that triggers the contingent rental income is achieved. We record percentage rental revenue in accordance with the SAB.

INFLATION

         For our Neighborhood Retail Centers and Community Centers, inflation is likely to increase rental income from leases to new tenants and lease renewals, subject to market conditions. Our rental income and operating expenses for those properties owned or to be owned and operated under triple-net leases are not likely to be directly affected by future inflation, since rents are or will be fixed under the leases and property expenses are the responsibility of the tenants. The capital appreciation of triple-net leased properties is likely to be influenced by interest rate fluctuations. To the extent that inflation determines interest rates, future inflation may have an effect on the capital appreciation of triple-net leased properties.

                "PRO FORMA" MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

         Cash and cash equivalents at historical and pro forma December 31, 1999 were $19,424,343 and $19,196,388, respectively. The decrease in cash and cash equivalents for pro forma December 31, 1999 resulted from recording the payment of additional costs of the merger. This decrease is offset by cash received by the Company at the closing of the Merger for accrued vacation and other employee benefits of certain employees of IREAS and ICPM who we will employ subsequent to the merger.

CASH FLOWS FROM OPERATING ACTIVITIES

         Net cash provided by operating activities increased from $59,201,034 for the historical year ended December 31, 1999 to $65,491,545 for the pro forma year ended December 31, 1999. This increase is due to the elimination of expenses related to asset management and property management fees. This increase is offset by the increase in professional services and general and administrative fees reflecting the 1999 operating expenses of IREAS and ICPM which we would incur directly upon consummation of the merger.

CASH FLOWS FROM INVESTING ACTIVITIES

         No pro forma adjustments were made to the historical year ended December 31, 1999.

CASH FLOWS FROM FINANCING ACTIVITIES

         No pro forma adjustments were made to the historical year ended December 31, 1999.

RESULTS OF OPERATIONS

         No pro forma adjustments were made to total income for the historical year ended December 31, 1999.

         The increase in our professional services and general and administrative fees for pro forma year ended December 31, 1999, as compared to the historical year ended December 31, 1999, is due to our recording the 1999 operating expenses of IREAS and ICPM which we would incur directly upon consummation of the merger.

         The decrease in asset management fee and property operating expenses is due to the elimination of our expenses related to the asset management and property management fees. The corresponding fee revenue recognized by IREAS and ICPM have not been reflected as they would be eliminated in consolidation.

         At the closing of the Merger, we will issue to the parents of IREAS and ICPM an aggregate of 6,181,818 shares of our common stock valued at $11 per share, or $68,000,000, in exchange for all of the outstanding equity securities of IREAS and ICPM.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equities securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Commission. These officers, directors, and individuals, entities or groups holding ten percent (10%) or more of our outstanding shares of common stock are also required by Commission rules to furnish us with copies of all forms they file. To the best of our knowledge, currently no group, entity or individual holds in excess of 10% of our common stock.

         Based solely on a review of the copies of the forms received by us or written representations from certain reporting persons, we believe that, during 1999, all Section 16(a) filing requirements applicable to our officers, directors, and individuals, entities or groups holding ten percent (10%) or more of our outstanding shares of common stock were met.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the above is the only business we are aware of that is to be acted upon at the annual meeting. If, however, other matters should properly come before us at the annual meeting, the persons appointed by your proxy will vote on those matters according to their best judgment.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         We incorporate by reference herein the following documents filed pursuant to the Exchange Act under the Exchange Act File No. 0-28382: (1) our annual report on Form 10-K for the fiscal year ended December 31, 1999; and (2) our current report on Form 8-K dated March 21, 2000. All reports and other documents we file pursuant to Sections 13(a)(c), 14 or 15(d) of the Exchange Act subsequent to the date of this proxy statement also shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing these reports and documents. There has not occurred any material changes in our affairs since December 31, 1999. Any statement incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that any statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes this statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. We will not update this proxy statement for events occurring subsequent to the date of this proxy statement.

         You may read and copy any materials we file with the Commission at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains our reports, proxy and information statements, and other information at http://www.sec.gov.

         We will provide without charge a copy of any of the foregoing documents incorporated herein by reference (other than exhibits to documents, unless these exhibits are specifically incorporated by reference into the document). Requests for these documents should be made to Roberta Matlin at 2901 Butterfield Road, Oak Brook, Illinois 60523.

                              STOCKHOLDER PROPOSALS


         We have not received any stockholder proposals for inclusion in this year's proxy statement. If a stockholder wishes to present a proposal to be included in the proxy statement for the next annual meeting, the proposal must be submitted in writing and received by our secretary at our offices no later than January 4, 2001, addressed as follows: Corporate Secretary, Inland Real Estate Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523.





                                       By the order of the Board of Directors,


                                       /s/ Robert D. Parks
                                       --------------------------------------
                                       Robert D. Parks
                                       President and
                                       Chief Executive Officer
Oak Brook, Illinois
May 4, 2000



         YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE VOTE YOUR SHARES BY TELEPHONE, ELECTRONICALLY OR BY MARKING, SIGNING, DATING AND RETURNING YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                            PROXY FOR ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
INLAND REAL ESTATE CORPORATION
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS  60523


I hereby appoint Roberta S. Matlin and Kelly Tucek as Proxies, to vote, as directed, all the shares of common stock of Inland Real Estate Corporation held of record by me as of April 30, 2000, at the annual meeting of stockholders to be held on June 27, 2000 or any adjournment or postponement of the meeting. This Proxy authorizes each of them to vote in their discretion on any matter that may properly come before the annual meeting or any adjournment or postponement of the meeting.


1.  ELECTION OF DIRECTORS (Mark only one box).

    FOR [ ]                                WITHHOLD AUTHORITY [ ]
    all nominees listed below              to vote for all nominees listed below
   (except as marked to the contrary below)

    Robert D. Parks; G. Joseph Cosenza; Joel G. Herter; Heidi N. Lawton; Roland
    W. Burris

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2.  PROPOSAL TO RATIFY OUR SELECTION OF KPMG LLP AS OUR PRINCIPAL
    INDEPENDENT PUBLIC ACCOUNTANT FOR 2000 (mark only one box).

    FOR [ ]             AGAINST [ ]                 ABSTAIN [ ]

3.  APPROVAL AND ADOPTION OF AGREEMENT AND PLAN OF MERGER (mark only one box).

    FOR [ ]             AGAINST [ ]                 ABSTAIN [ ]

4. AMEND OUR SECOND AMENDED ARTICLES AND RESTATEMENT TO REMOVE REFERENCES TO "ADVISOR" OR "SPONSOR" OR PROVISIONS GOVERNING OUR RELATIONSHIP WITH OUR "ADVISOR" OR "SPONSOR" (mark only one box).

    FOR [ ]             AGAINST [ ]                 ABSTAIN [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the Proposals.

Please sign your name exactly as it appears below.


-------------------------------------
(Affix Mailing Label Here)

                                 [REVERSE SIDE]

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR MAY VOTE YOUR SHARES ELECTRONICALLY BY TELEPHONE OR INTERNET. IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.

IF YOU HOLD SHARES AS JOINT TENANTS, BOTH YOU AND THE CO-OWNER MUST
SIGN. If you are signing as executor, trustee, guardian or in another representative capacity, please provide your full title. If you are a corporation, please sign in full corporate name by the president or other authorized officer. If you are a partnership, please sign in partnership name by an authorized person.


--------------------------------------
Your signature


--------------------------------------
Signature of co-owner, if held jointly


Date:
     ---------------------------------

If you are signing as attorney, executor, administrator, trustee or guardian or on behalf of an entity (corporation, partnership, etc.), please indicate your office or capacity.


Title:
      ----------------------------------------

YOUR VOTE MUST BE INDICATED (X) IN BLACK OR BLUE INK.  |X|

                         Inland Real Estate Corporation
              Index to Pro Forma Consolidated Financial Statements



                                                                                                               Page

Pro Forma Consolidated Balance at December 31, 1999 (unaudited)..................................................F-3

Notes to Pro Forma Consolidated Balance Sheet at December 31, 1999 (unaudited)...................................F-5

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999 (unaudited)..................F-7

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999 (unaudited)........F-10


                         Inland Real Estate Corporation
                   Pro Forma Consolidated Financial Statements
                                   (unaudited)



The accompanying pro forma consolidated financial statements for Inland Real Estate Corporation (the "Company") reflect the Merger pursuant to which the Company will acquire Inland Real Estate Advisory Services, Inc. ("IREAS") and Inland Commercial Property Management, Inc. ("ICPM") in exchange for common shares of the Company's stock. The Merger, subject to stockholder approval and other conditions, will result in the Company becoming self-administered. The Merger does not meet the significance tests of the Securities and Exchange Commission that require pro forma financial statements and financial statements of the acquired companies. However, pro forma financial statements have been included because management believes that presenting the pro forma effects of the Merger will help stockholders evaluate and understand the Merger.

                         Inland Real Estate Corporation
                      Pro Forma Consolidated Balance Sheet
                                December 31, 1999
                                   (unaudited)



The following unaudited Pro Forma Consolidated Balance Sheet of the Company is presented to give effect to the acquisition of IREAS and ICPM through a non-cash merger as though this transaction occurred December 31, 1999. This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the December 31, 1999 Consolidated Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1999, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Proxy Statement.

                         Inland Real Estate Corporation
                      Pro Forma Consolidated Balance Sheet
                                December 31, 1999
                                   (unaudited)


                                             December 31,                           December 31,
                                                1999              Pro Forma             1999
                                            Historical (A)       Adjustments         Pro Forma
                                            ---------------    -------------       -------------
Assets
Net investment in properties.............   $ 907,381,429                  -         907,381,429
Cash and cash equivalents................      19,424,343           (659,568) (F)     19,196,388
                                                                     431,613  (B)
Investment in securities.................       8,570,656                  -           8,570,656
Restricted cash..........................      15,340,902                  -          15,340,902
Accounts and rents receivable............      26,290,228                  -          26,290,228
Other assets.............................       5,274,414                  -           5,274,414
                                            -------------      -------------       -------------
Total assets.............................   $ 982,281,972           (227,955)        982,054,017
                                            =============      =============       =============

Liabilities and Stockholders' Equity
Accounts payable and accrued
   expenses..............................   $   2,175,464            431,613  (B)      2,607,077
Accrued real estate taxes................      18,829,084                  -          18,829,084
Distribution payable.....................       4,374,462                  -           4,374,462
Security deposits........................       1,976,082                  -           1,976,082
Mortgages payable........................     440,740,296                  -         440,740,296
Unearned income..........................       1,536,008                  -           1,536,008
Other liabilities........................       8,525,986                  -           8,525,986
Due to Affiliates........................       1,517,775                  -           1,517,775
                                            -------------      -------------       -------------

Total liabilities........................     479,675,157            431,613         480,106,770
                                            -------------      -------------       -------------

Minority interest........................      27,112,690                  -          27,112,690
                                            -------------      -------------       -------------

Common Stock.............................         553,998             61,818  (C)        615,806
Additional paid in capital
   (net of Offering costs)...............     512,567,043         67,938,182  (C)    580,505,225
Accumulated distributions in
   excess of net income..................     (35,538,273)       (68,659,568) (D)   (104,197,841)
Accumulated other comprehensive
   income (loss).........................      (2,088,633)                 -          (2,088,633)
                                            -------------      -------------       -------------

Total Stockholders' equity...............     475,494,125           (659,568)        474,834,557
                                            -------------      -------------       -------------
Total liabilities and
   Stockholders' equity..................   $ 982,281,972           (227,955)        982,054,017
                                            =============      =============       =============




         See accompanying notes to pro forma consolidated balance sheet

                         Inland Real Estate Corporation
                  Notes to Pro Forma Consolidated Balance Sheet
                                December 31, 1999
                                   (unaudited)



(A) The December 31, 1999 Historical column represents the historical consolidated balance sheet of the Company at December 31, 1999, as filed with the Commission on Form 10-K.

(B) In accordance with the terms of the Merger Agreement, the Company will not assume any assets and liabilities of IREAS or ICPM. The Company will receive cash of approximately $432,000 at the closing of the Merger in order to pay for accrued vacation and other employee benefits of certain employees of IREAS and ICPM who will be employed by the Company subsequent to the Merger.

         In addition, the Company will also acquire certain assets of IREAS and ICPM which are principally full depreciated office equipment and supplies. For purposes of the pro forma consolidated balance sheet, the Company has assumed that these assets acquired have no fair value.

(C) The Company will issue to the parent companies of IREAS and ICPM an aggregate of 6,181,818 shares of Common Stock with an estimated fair value of $11 per share (determined by financial advisors to the Company as described in the Proxy Statement), or $68,000,000 in the aggregate, in exchange for all of the outstanding equity securities of IREAS and ICPM. The pro forma adjustment represents the Common Stock and additional paid-in capital, as follows:



Market value of Common Stock issued.........................  $             68,000,000
Par value of Common Stock issued............................                   (61,818)
                                                              ------------------------

Net increase in additional paid-in capital..................  $             67,938,182
                                                              ========================

(D) Represents the market value of the Common Stock issued as consideration plus liabilities acquired from IREAS and ICPM, net of cash assumed, and estimated costs of the Merger which has been accounted for as costs incurred in terminating the Advisor and Management Agreements with IREAS and ICPM, respectively, because IREAS and ICPM do not qualify as "businesses" for purposes of applying APB Opinion No. 16, "Business Combinations." Such amount is calculated as follows:


Market value of Common Stock issued.........................  $             68,000,000
Estimated costs of the Merger (see (F)).....................                   659,568
                                                              ------------------------

Merger consideration costs..................................  $             68,659,568
                                                              ========================

                         Inland Real Estate Corporation
                  Notes to Pro Forma Consolidated Balance Sheet
                                December 31, 1999
                                   (unaudited)
                                   (continued)


(E) No pro forma assumptions have been made for the additional payment of distributions resulting from the shares issued as a result of the Merger.

(F) Estimated costs of the Merger consist of legal, accounting, and those fees due to the financial advisor which are not included in the historical amounts at December 31, 1999.

                         Inland Real Estate Corporation
                 Pro Forma Consolidated Statement of Operations
                      For the years ended December 31, 1999
                                   (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations of the Company is presented to effect the acquisition of IREAS and ICPM through a non-cash merger as though it occurred on January 1, 1999. This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the December 31, 1999 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1999, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Proxy Statement.

                         Inland Real Estate Corporation
                 Pro Forma Consolidated Statement of Operations
                      For the year ended December 31, 1999
                                   (unaudited)


                                              December 31,                                                December 31,
                                                  1999                      Pro Forma                         1999
                                             Historical (A)                Adjustments                     Pro Forma
                                          ---------------------      -----------------------          --------------------
Income
Rental income............................ $          85,951,584                            -                    85,951,584
Additional rental income.................            32,952,348                            -                    35,952,348
Interest income..........................             4,206,809                            -                     4,206,809
Other income.............................               676,828                            -                       676,828
                                          ---------------------      -----------------------          --------------------

Total income.............................           123,787,569                            -                   123,787,569
                                          ---------------------      -----------------------          --------------------

Expenses
Professional services and general
   and administrative fees...............             2,424,542                    2,772,071  (B)                5,196,613
Advisor asset management fee.............             4,193,068                   (4,193,068) (C)                        -
Property operating expense...............            40,302,575                   (4,869,514) (C)               35,433,061
Interest expense.........................            25,653,724                            -                    25,653,724
Depreciation.............................            20,262,873                            -                    20,262,873
Amortization........                                     98,396                            -                        98,396
Acquisition costs expensed...............               565,823                            -                       565,823
                                          ---------------------      -----------------------          --------------------

Total expenses........................... $          93,501,001                   (6,290,511)                   87,210,490
                                          ---------------------      -----------------------          --------------------
Income before minority
   interest..............................            30,286,568                    6,290,511                    36,577,079
Minority interest........................              (114,667)                           -                      (114,667)
                                          ---------------------      -----------------------          --------------------

Net income ..............................           $30,171,901                    6,290,511                   (36,462,412)
                                          =====================      =======================          ====================

Weighted average Common Stock
   outstanding...........................            54,603,088                    6,181,818  (D)               60,784,906
                                          =====================      =======================          ====================

Net income per weighted
   average Common Stock
   outstanding, basic and diluted......... $               0.55                                                       0.60
                                          =====================                                       ====================





    See accompanying notes to pro forma consolidated statement of operations.

                         Inland Real Estate Corporation
                 Pro Forma Consolidated Statement of Operations
                      For the year ended December 31, 1999
                                  (unaudited)
                                  (continued)

                                              December 31,                                                December 31,
                                                  1999                      Pro Forma                         1999
                                             Historical (A)                Adjustments                     Pro Forma
                                          ---------------------      -----------------------          --------------------
Reconciliation of net income
   to Funds From Operations
   attributable to Common Stock:
Net income (loss)........................ $          30,171,901                    6,290,511                    36,462,412

Add:
Depreciation.............................            19,433,122                            -                    19,433,122

Subtract:
Merger consideration costs...............                     -                  (68,659,568) (D)              (68,659,568)
                                          ---------------------      -----------------------          --------------------
Funds from Operations attributable
   to Common Stock (E)...................            49,605,023                  (62,369,057)                  (12,764,034)
Adjustment for Merger
   consideration costs...................                     -                   68,659,568  (D)               68,659,568
                                          ---------------------      -----------------------          --------------------
Funds From Operations adjusted
   for Merger consideration
   costs attributable to Common Stock
   (E)................................... $          49,605,023                    6,290,511                    55,895,534
                                          =====================      =======================          ====================

Weighted average Common Stock
   outstanding...........................            54,603,088                    6,181,818  (D)               60,784,906
                                          =====================      =======================          ====================

Funds from operations per
   weighted average Common
   Stock outstanding..................... $                0.91                                                      (0.21)
                                          =====================                                       ====================
Funds From Operations adjusted
   for Merger consideration costs
   per weighted average Common
   Stock outstanding..................... $                0.91                                                       0.92
                                          =====================                                       ====================

Cash Flow Summary:
Net cash provided by operating
   activities............................ $          59,201,034                    5,630,943                    64,831,977
Net cash used in investing
   activities............................          (278,013,144)                           -                  (278,013,144)
Net cash provided by financing
   activities............................           115,179,751                            -                   115,179,751





    See accompanying notes to pro forma consolidated statement of operations.

                         Inland Real Estate Corporation
             Notes to Pro Forma Consolidated Statement of Operations
                      For the year ended December 31, 1999
                                   (unaudited)


(A) The December 31, 1999 Historical column represents the historical statement of operations of the Company for the year ended December 31, 1999, as filed with the Commission on Form 10-K.

(B) Reflects (i) the historical operating expenses of ICPM which were associated with providing services to the Company for the year ended December 31, 1999, and (ii) the estimated operating expenses for IREAS for the year ended December 31, 1999 as IREAS did not maintain separate books and records as it related to services provided to the Company. Such costs are $1,219,971 and $1,552,100, respectively. The historical operating expenses of ICPM and the estimated operating expenses of IREAS include management's estimates of costs associated with salaries and other employee costs pursuant to employment contracts, rental expense, license fees, and service fees pursuant to the related agreements between the Company and TIGI. Upon consummation of the Merger, these expenses will be incurred directly by the Company.

(C) Reflects the elimination of the Company's expenses related to the Advisor Asset Management and Property Management fees. The corresponding fee revenue recognized by IREAS and ICPM have not been reflected as they would be eliminated in consolidation.

(D) Reflects one-time expense adjustment for issuance of 6,181,818 shares of Common Stock of the Company at $11 per share (determined by financial advisors to the Company as described in the Proxy Statement) as consideration for the outstanding equity securities of IREAS and ICPM plus consideration for the outstanding equity securities of IREAS and ICPM plus liabilities acquired from IREAS and ICPM, net of cash assumed, and estimated costs of the Merger. Estimated costs of the Merger consist of legal, accounting, and the remainder of fees due to the financial advisor which are not included in the historical amounts at December 31, 1999.

         Since the intent of the accompanying pro forma consolidated statement of operations for the year ended December 31, 1999 is to reflect the expected continuing impact of the Merger, the Merger consideration costs discussed above has been excluded. Upon consummation of the merger, this expense will be reported as an operation expense on the Company's statement of operations and will be included in the Company's calculation of funds from operations as discussed in (E) below.

                         Inland Real Estate Corporation
             Notes to Pro Forma Consolidated Statement of Operations
                      For the year ended December 31, 1999
                                   (unaudited)
                                   (continued)



(E) "Funds From Operations" represents the Company's net earnings or loss computed in accordance with GAAP, excluding gains (or losses) from real estate transactions, provisions for possible losses, extraordinary items and depreciation of real estate. Funds from operations should not be considered as an alternative to net earnings or any other GAAP measurement of performance as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Furthermore, the funds from operations measure presented by the Company will not be comparable to similarly titled measures of the REITs who do not compute funds from operations in a manner consistent with the Company. The Company believes that funds from operations is helpful to a reader as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing activities and investing activities, it provides a reader with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to funds other cash needs. Furthermore, management believes that an understanding of Funds From Operations and Funds From Operation adjusted for Merger consideration costs will enhance the reader's comprehension of the impact of the Merger to the Company's special committee in recommending approval of the transaction to the Board of Directors.

                                   APPENDIX A

================================================================================




                          AGREEMENT AND PLAN OF MERGER




                            DATED AS OF MARCH 7, 2000




                                  by and among



                         INLAND REAL ESTATE CORPORATION
                              INLAND ADVISORS, INC.
                          INLAND MANAGEMENT CORPORATION
                    INLAND REAL ESTATE INVESTMENT CORPORATION
                   INLAND REAL ESTATE ADVISORY SERVICES, INC.
                   THE INLAND PROPERTY MANAGEMENT GROUP, INC.
                   INLAND COMMERCIAL PROPERTY MANAGEMENT, INC.
                                       and
                             THE INLAND GROUP, INC.




================================================================================

                                TABLE OF CONTENTS




                                                                                                               Page
ARTICLE I
          DEFINITIONS.............................................................................................2
                  Section  1.1      Definitions...................................................................2

ARTICLE II
          THE MERGERS.............................................................................................5
                  Section  2.1      The Mergers...................................................................5
                  Section  2.2      Effects on Certain Corporate Policies.........................................6
                  Section  2.3      Conversion of Common Stock of Advisor and Manager.............................7
                  Section  2.4      Conversion of Merger Co. I and Merger Co. II Shares...........................7
                  Section  2.5      Exchange of Certificates......................................................7

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF REIT...................................................................8
                  Section  3.1      Organization and Qualification................................................8
                  Section  3.2      Capitalization................................................................8
                  Section  3.3      Issuance of Securities........................................................9
                  Section  3.4      Authority; Non-Contravention; Approvals.......................................9
                  Section  3.5      Proxy Statement..............................................................10
                  Section  3.6      Disclosure, Financial Statements and Absence of Certain
                                    Changes......................................................................10
                  Section  3.7      Brokers and Finders..........................................................11
                  Section  3.8      Litigation...................................................................11
                  Section  3.9      No Violation of Law..........................................................11
                  Section  3.10     Real Property................................................................11
                  Section  3.11     Environmental Matters........................................................12
                  Section  3.12     Insurance....................................................................12
                  Section  3.13     Disclosure...................................................................13

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES
         OF IREIC AND TIPMG......................................................................................13
                  Section  4.1      Organization and Qualification...............................................13
                  Section  4.2      Capitalization...............................................................13
                  Section  4.3      Authority; Non-Contravention; Approvals......................................14
                  Section  4.4      Financial Statements.........................................................15
                  Section  4.5      Absence of Certain Changes or Events.........................................15
                  Section  4.6      Taxes........................................................................16
                  Section  4.7      Absence of Undisclosed Liabilities...........................................17

                  Section  4.8      Litigation...................................................................17
                  Section  4.9      No Violation of Law..........................................................17
                  Section  4.10     Insurance....................................................................18
                  Section  4.11     Benefit Plans................................................................18
                  Section  4.12     Other Compensation Arrangements..............................................19
                  Section  4.13     Intellectual Property........................................................19
                  Section  4.14     Labor........................................................................20
                  Section  4.15     Brokers and Finders..........................................................20
                  Section  4.16     Investment Company Act.......................................................20
                  Section  4.17     Conduct of Subsidiaries' Business.  .........................................20
                  Section  4.18     Investment in Securities.....................................................20
                  Section  4.19     Title to Assets; No Real Property............................................21
                  Section  4.20     Corporate Documents..........................................................21
                  Section  4.21     Disclosure...................................................................22
                  Section  4.22     Projections..................................................................22
                  Section  4.23     Subsidiary Earnings and Profits..............................................22

ARTICLE V
         CONDUCT OF BUSINESSES PENDING THE MERGER CLOSING........................................................22
                  Section  5.1      Conduct of Businesses of Subsidiaries........................................22
                  Section  5.2      Conduct of Business of REIT..................................................24

ARTICLE VI
         ADDITIONAL AGREEMENTS...................................................................................24
                  Section  6.1      Access to Information........................................................24
                  Section  6.2      Stockholders' Approval.......................................................25
                  Section  6.3      Expenses.....................................................................25
                  Section  6.4      Agreement to Cooperate.......................................................25
                  Section  6.5      Public Statements............................................................26
                  Section  6.6      Confidentiality..............................................................26
                  Section  6.7      Personnel....................................................................27
                  Section  6.8      Accrued Expenses.............................................................28
                  Section  6.9      Tax Matters..................................................................28
                  Section  6.10     Intercompany Indebtedness....................................................29
                  Section  6.11     Securities Law Matters.......................................................30
                  Section  6.12     Director and Officer Indemnification.........................................30
                  Section  6.13     WARN Act.....................................................................30
                  Section  6.14     Post-Closing Access..........................................................31
                  Section  6.15     Disclosure Generally.........................................................31
                  Section  6.16     ACKNOWLEDGMENT...............................................................31
                  Section  6.17     401(k) Accounts..............................................................31

ARTICLE VII
         CONDITIONS..............................................................................................32
                  Section  7.1      Conditions to Each Party's Obligations.......................................32
                  Section  7.2      Conditions to Obligations of REIT............................................33
                  Section  7.3      Conditions to Obligations of Parents.........................................34

ARTICLE VIII
         TERMINATION, AMENDMENT AND WAIVER.......................................................................34
                  Section  8.1      Termination..................................................................34
                  Section  8.2      Effect of Termination........................................................35
                  Section  8.3      Amendment....................................................................35
                  Section  8.4      Waiver.......................................................................35

ARTICLE IX
         SURVIVAL AND REMEDY; INDEMNIFICATION....................................................................36
                  Section  9.1      Indemnification..............................................................36
                  Section  9.2      Threshold....................................................................36
                  Section  9.3      Notice of Claims; Assumption of Defense......................................36
                  Section  9.4      Settlement or Compromise.....................................................37
                  Section  9.5      Limitations..................................................................37

ARTICLE X
         GENERAL PROVISIONS......................................................................................38
                  Section  10.1     Notices......................................................................38
                  Section  10.2     Interpretation...............................................................40
                  Section  10.3     Entire Agreement; Amendments.................................................40
                  Section  10.4     Miscellaneous................................................................40
                  Section  10.5     Counterparts.................................................................40
                  Section  10.6     Parties in Interest..........................................................40
                  Section  10.7     Successors and Assigns.......................................................40
                  Section  10.8     Limitation in Liability......................................................40
                  Section  10.9     No Presumption Against Drafter...............................................40
                  Section  10.10            Facsimile Signatures.................................................41

                                    EXHIBITS

Exhibit A                  Amendments to Articles
Exhibit B                  Registration Rights Agreement
Exhibit C                  Lease Agreement Terms
Exhibit D                  License Agreement Terms
Exhibit E                  Services Agreement
Exhibit F                  Employment Agreement Terms

                                    SCHEDULES

Schedule 3.2(b)            Capitalization
Schedule 3.4(b)            Conflicts
Schedule 3.7               Commissions
Schedule 3.8               Litigation
Schedule 3.10              Real Property
Schedule 3.11              Environmental Matters
Schedule 4.3(b)            Authority
Schedule 4.6               Taxes
Schedule 4.8               Litigation
Schedule 4.11              Benefit Plans
Schedule 4.12              Other Compensation
Schedule 4.13              Intellectual Property
Schedule 4.19              Assets
Schedule 4.22              Projections
Schedule 6.7(d)            Employees
Schedule 7.1(f)            Governmental Consents
Schedule 7.1(g)            Terminated Agreements
Schedule 7.2(d)            Consents
Schedule 7.2(f)            Employment Agreements

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), is entered into as of the 7th day of March, 2000 by and among Inland Real Estate Corporation, a Maryland real estate investment trust (the "REIT"), Inland Advisors, Inc., an Illinois corporation and wholly-owned subsidiary of the REIT ("Merger Co. I") and Inland Management Corporation, an Illinois corporation and wholly-owned subsidiary of the REIT ("Merger Co. II"); Inland Real Estate Investment Corporation, a Delaware corporation ("IREIC") and Inland Real Estate Advisory Services, Inc., an Illinois corporation and wholly-owned subsidiary of IREIC ("Advisor"); The Inland Property Management Group, Inc., a Delaware corporation ("TIPMG") and Inland Commercial Property Management, Inc., an Illinois corporation and wholly-owned subsidiary of TIPMG ("Manager").

         WHEREAS, the REIT is the sole stockholder of each of Merger Co. I and Merger Co. II, IREIC is the sole stockholder of Advisor and TIPMG is the sole stockholder of Manager; and

         WHEREAS, REIT desires to acquire all of the stock of Advisor owned by IREIC and all of the stock of Manager owned by TIPMG through its wholly-owned subsidiaries, Merger Co. I and Merger Co. II; and

         WHEREAS, REIT and IREIC have agreed to accomplish the acquisition by REIT of all of the stock of Advisor through a reverse triangular merger whereby Merger Co. I will merge with and into Advisor and Advisor will be the surviving corporation; and

         WHEREAS, pursuant to such merger, IREIC will receive 2,652,683 shares of $.01 par value common stock of REIT for all of the issued and outstanding shares of no par value common stock of Advisor; and

         WHEREAS, REIT and TIPMG have agreed to accomplish the acquisition by REIT of all of the stock of Manager through a reverse triangular merger whereby Merger Co. II will merge with and into Manager and Manager will be the surviving corporation; and

         WHEREAS, pursuant to such merger, TIPMG will receive 3,529,135 shares of $.01 par value common stock of REIT for all of the issued and outstanding shares of no par value common stock of Manager; and

         WHEREAS, each of the Board of Directors of REIT, IREIC and TIPMG and stockholders of each of the Subsidiaries, as defined herein, have approved this Agreement and the transactions contemplated hereby upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Act" shall have the meaning set forth in Section 2.1(a).

         "Advisor Consideration" shall have the meaning set forth in Section
2.3.

         "Advisor Shares" shall have the meaning set forth in Section 2.5.

         "Advisor Surviving Corporation" shall have that meaning set forth in
Section 2.1(a).

         "Affiliated Group" shall have the meaning set forth in Section 4.6(a).

         "Agreement" shall mean this Agreement and Plan of Merger.

         "Certificate of Merger" shall have the meaning set forth in Section 2.1(d).

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Commission" shall mean the Securities and Exchange Commission.

         "Commonly Controlled Entity" shall have the meaning set forth in
Section 4.11(b).

         "Confidential Material" shall have the meaning set forth in Section 6.6(a).

         "Consolidated Return Tax Liabilities" shall have the meaning set forth in Section 9.1.

         "Effective Time" shall have the meaning set forth in Section 2.1(d).

         "Employee Benefit Plan" shall have the meaning set forth in Section 4. 11(a).

         "Environmental Laws" shall have the meaning set forth in Section 3.11.

         "ERISA" shall have the meaning set forth in Section 4.11(a).

         "Excess Amount" shall have the meaning set forth in Section 9.5(b).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall have the meaning set forth in Section 9.5(b).

         "Indemnified Parties" shall have the meaning set forth in Section 9.1.

         "Indemnifying Parties" shall have the meaning set forth in Section 9.1.

         "Intellectual Property" shall have the meaning set forth in Section
4.13.

         "IRS" shall have the meaning set forth in Section 4.11(a).

         "Losses" shall have the meaning set forth in Section 9.1.

         "Manager Consideration" shall have the meaning set forth in Section
2.3.

         "Manager Shares" shall have the meaning set forth in Section 2.5.

         "Manager Surviving Corporation" shall have the meaning set forth in
Section 2.1(b).

         "Material Adverse Effect" shall have the meaning set forth in Section 3.1.

         "Maximum Indemnification Amount" shall have the meaning set forth in
Section 9.5(b).

         "Merger Co. I Merger" shall have the meaning set forth in Section
2.1(a).

         "Merger Co. II Merger" shall have the meaning set forth in Section 2.1(b).

         "Merger Closing" shall have the meaning set forth in Section 2.1(c).

         "Merger Consideration" shall have the meaning set forth in Section 2.3.

         "Mergers" shall have the meaning set forth in Section 2.1(b).

         "Parents" shall have the meaning set forth in Article IV.

         "Parents' Required Statutory Approvals" shall have the meaning set forth in Section 4.3(c).

         "Parents' Stockholders' Approvals" shall have the meaning set forth in
Section 6.2.

         "Pension Plan" shall have the meaning set forth in Section 4.11(a).

         "Potential Contributor" shall have the meaning set forth in Section
 9.5.

         "Providing Party" shall have the meaning set forth in Section 6.6(a).

         "Proxy Statement" shall mean the definitive REIT proxy statement to be filed with the Commission as a proxy statement by REIT.

         "Receiving Party" shall have the meaning set forth in Section 6.6(a).

         "Register", "registered" and "registration" refer to a registration of the offering and sale of securities effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Rights Agreement" shall mean the Registration Rights Agreement attached hereto as Exhibit B.

         "REIT Advisory Agreement" shall have the meaning set forth in Section 5.1(a).

         "REIT Common Shares" shall mean the shares of $.01 par value per share common stock of REIT.

         "REIT Financial Statements" shall have the meaning set forth in Section 3.6.

         "REIT Property Management Agreements" shall have the meaning set forth in Section 5.1(a).

         "REIT Required Statutory Approvals" shall have the meaning set forth in
Section 3.4(c).

         "REIT SEC Documents" shall have the meaning set forth in Section 3.6.

         "REIT Stockholders' Approval" shall have the meaning set forth in
Section 6.2.

         "REIT Special Committee" shall have the meaning as set forth in Section 7.2(a).

         "REIT 10-K" shall have the meaning set forth in Section 3.6.

         "Representatives" shall have the meaning set forth in Section 6.6(a).

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Subsidiaries" shall have the meaning set forth in Section 4.1.

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

         "Subsidiary Financial Statements" shall have the meaning set forth in
Section 4.4.

         "Surviving Corporations" shall have the meaning set forth in Section 2.1(b).

         "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, occupation, use, service, service use, license, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable or imposed on or with respect to any such taxes, charges, fees, levies or other assessments.

         "Tax Inquiry Notice" shall have the meaning set forth in Section
 6.9(e).

         "Tax Returns" shall mean any return, report or other document or information required to be supplied to a taxing authority in connection with Taxes.

         "Termination Date" shall have the meaning set forth in Section 8.1(b).

         "TIGI" shall mean The Inland Group, Inc.

         "Welfare Plan" shall have the meaning set forth in Section 4.11(a).


                                   ARTICLE II

                                   THE MERGERS

         Section 2.1 The Mergers.

         (a) The Merger Co. I Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Illinois Business Corporation Act of 1983 (the "Act"), at the Effective Time, Merger Co. I shall be merged with and into Advisor (the "Merger Co. I Merger"). Following the Effective Time, the separate corporate existence of Merger Co. I shall cease and Advisor shall continue as the surviving corporation (the "Advisor Surviving Corporation"). The Advisor Surviving Corporation shall succeed to and assume all the rights and obligations of Advisor in accordance with the Act. The Advisor Surviving Corporation shall be a "qualified REIT subsidiary" of REIT within the meaning of Section 856(i)(2) of the Code. The Merger Co. I Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code.

         (b) The Merger Co. II Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Act, at the Effective Time, Merger Co. II shall be merged with and into Manager (the "Merger Co. II Merger" and together with the Merger Co. I

Merger, the "Mergers"). Following the Effective Time, the separate corporate existence of Merger Co. II shall cease and Manager shall continue as the surviving corporation (the "Manager Surviving Corporation" and together with the Advisor Surviving Corporation, the "Surviving Corporations"). The Manager Surviving Corporation shall succeed to and assume all the rights and obligations of Manager in accordance with the Act. The Manager Surviving Corporation shall be a "qualified REIT subsidiary" of REIT within the meaning of Section 856(i)(2) of the Code. The Merger Co. II Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code.

         (c) The Merger Closing. The events set forth in this Article II shall be effected, upon the terms and subject to the conditions of this Agreement, as soon as practicable, but in no event later than ninety (90) days, after this Agreement and the transactions contemplated hereby are approved by the stockholders holding the requisite number of shares of each of REIT, IREIC and TIPMG and the other closing conditions specified in Article VII are satisfied (the "Merger Closing"). It is the intention of the parties that each of the events set forth in this Article II shall occur simultaneously.

         (d) Effective Time. Subject to the provisions of this Agreement, as soon as practicable on or after the Merger Closing and with respect to each Merger, the parties shall file a Certificate of Merger or other appropriate documents (in any such case, the "Certificate of Merger") executed in accordance with the relevant provisions of the Act and shall make all other filings or recording required under the Act. Each Merger shall become effective at such time as the respective Certificate of Merger is duly filed with the Secretary of State of Illinois, or as such other time as REIT, IREIC and TIPMG, as applicable, shall agree should be specified in each Certificate of Merger (the time the Mergers become effective being referred to herein as the "Effective Time").

         (e) Effects of the Mergers. Each Merger shall have the effects set forth in the applicable provisions of the Act.

         Section 2.2 Effects on Certain Corporate Policies.

         (a) Certificates of Incorporation and Bylaws. The Certificate of Incorporation of Merger Co. I as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Advisor Surviving Corporation until thereafter changed or amended as provided therein by applicable law, and the Certificate of Incorporation of Merger Co. II as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Manager Surviving Corporation until thereafter changed or amended as provided therein by applicable law. The bylaws of Merger Co. I as in effect immediately prior to the Effective Time shall be the bylaws of the Advisor Surviving Corporation until thereafter changed or amended as provided therein by applicable law, and the bylaws of Merger Co. II as in effect immediately prior to the Effective Time shall be the bylaws of the Manager Surviving Corporation until thereafter changed or amended as provided therein by applicable law.

         (b) Directors and Officers. The directors of Merger Co. I immediately prior to the Effective Time shall be the directors of the Advisor Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of Merger Co. I immediately prior to the Effective Time shall be the officers of the Advisor Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The directors of Merger Co. II immediately prior to the Effective Time shall be the directors of the Manager Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of Merger Co. II immediately prior to the Effective Time shall be the officers of Manager Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

         Section 2.3 Conversion of Common Stock of Advisor and Manager. As of the Effective Time, by virtue of the Mergers and without any further action on the part of the holder of any shares of capital stock of Advisor or Manager, all of the issued and outstanding shares of no par value common stock of Advisor shall be converted into 2,652,683 REIT Common Shares (the "Advisor Consideration") and all of the issued and outstanding shares of no par value common stock of Manager shall be converted into 3,529,135 REIT Common Shares (the "Manager Consideration" and together with the Advisor Consideration, the "Merger Consideration"). The REIT Common Shares issued as the Merger Consideration shall be subject to the restrictions and entitled to the registration and other rights set forth in the Registration Rights Agreement and shall bear the legend set forth in Section 6.11 of this Agreement. As of the Effective Time, all shares of common stock of Advisor and Manager shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

         Section 2.4 Conversion of Merger Co. I and Merger Co. II Shares. At and as of the Effective Time, by virtue of the Merger Co. I Merger and without any further action on the part of REIT, each share of common stock of Merger Co. I issued and outstanding to REIT immediately prior to the Effective Time shall by virtue of the Merger Co. I Merger be converted into one share of common stock of the Advisor Surviving Corporation. Additionally, at and as of the Effective Time, by virtue of the Merger Co. II Merger and without any further action on the part of REIT, each share of common stock of Merger Co. II issued and outstanding to REIT immediately prior to the Effective Time shall by virtue of the Merger Co. II Merger be converted into one share of common stock of the Manager Surviving Corporation.

         Section 2.5 Exchange of Certificates. At the Merger Closing, IREIC shall surrender to REIT the stock certificates representing all of the outstanding common stock of Advisor (the "Advisor Shares"). Upon receipt of the stock certificates, REIT shall cancel such stock certificates and shall issue to IREIC a certificate or certificates representing the REIT Common Shares into which the Advisor Shares previously represented by the surrendered certificates shall have been converted at the Effective Time. Additionally, at the Merger Closing, TIPMG shall surrender to REIT the stock certificates representing all of the outstanding common stock of Manager (the "Manager Shares"). Upon receipt of the stock certificates, REIT shall cancel such stock certificates and shall issue to TIPMG a certificate representing the REIT Common Shares into which the Manager Shares previously represented by the surrendered certificates shall have been converted at the Effective Time.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF REIT

         REIT represents and warrants to IREIC and TIPMG as follows:

         Section 3.1 Organization and Qualification. REIT is duly organized, validly existing and in good standing under the laws of the State of Maryland. Each of Merger Co. I and Merger Co. II is duly organized, validly existing and in good standing under the laws of the State of Illinois. Each of REIT, Merger Co. I and Merger Co. II has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and as it is proposed by it to be conducted. Each of REIT, Merger Co. I and Merger Co. II is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of it (collectively, a "Material Adverse Effect"). True, accurate and complete copies of each of the Articles of Incorporation and bylaws of each of REIT, Merger Co. I and Merger Co. II as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to IREIC and TIPMG.

         Section 3.2 Capitalization.

         (a) The authorized shares of REIT consists of 100,000,000 shares of REIT Common Shares of which, 55,765,413 shares are issued and outstanding as of February 29, 2000, and are validly issued, fully paid and nonassessable and free of preemptive rights. All issued shares of Merger Co. I are validly issued, fully paid and nonassessable and owned by REIT and have been owned by REIT since their issuance. All issued shares of Merger Co. II are validly issued, fully paid and nonassessable and owned by REIT and have been owned by REIT since their issuance.

         (b) Except as contemplated by this Agreement or as set forth in
Schedule 3.2(b), as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement that are presently exercisable obligating REIT to issue, deliver or sell, or cause to be issued, delivered or sold, additional REIT Common Shares, or obligating REIT to grant, extend or enter into any such agreement or commitment; provided, however, that the foregoing shall not apply to the existence of any plan providing for grants of options or warrants to broker dealers, nor to any grant of options or warrants thereunder. There are no voting trusts, proxies or other agreements or understandings to which REIT is a party or by which REIT is bound with respect to the voting of any REIT Common Shares. Except as set forth on Schedule 3.2(b), there are no registration rights held by any individual or entity with respect to any securities of the REIT (whether such securities are currently outstanding or issuable in the future).

         Section 3.3 Issuance of Securities. The REIT Common Shares issuable to IREIC and to TIPMG hereunder, when issued in accordance with the provisions of this Agreement, will be duly and validly authorized and issued and will be fully paid and nonassessable and will be issued free and clear of all liens, encumbrances, claims, security interests and defects.

         Section 3.4 Authority; Non-Contravention; Approvals.

         (a) Each of REIT, Merger Co. I and Merger Co. II has full power and authority to enter into this Agreement and, subject to REIT Stockholders' Approval and REIT's Required Statutory Approvals, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation by REIT of the transactions contemplated hereby, have been duly authorized by the REIT Board of Directors and no other proceedings on the part of REIT are necessary to authorize the execution and delivery of this Agreement and the consummation by REIT of the transactions contemplated hereby, except for obtaining REIT Stockholders' Approval and REIT Required Statutory Approvals. This Agreement has been duly and validly executed and delivered by each of REIT, Merger Co. I and Merger Co. II and, assuming the due authorization, execution and delivery hereof by IREIC, TIPMG, Advisor and Manager, constitutes a valid and binding agreement of each of REIT, Merger Co. I and Merger Co. II enforceable against each in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, (ii) general equitable principles, and (iii) to the extent this Agreement contains indemnification provisions for violations of federal or state securities laws, as enforceability of such provisions may be limited under federal and state securities laws.

         (b) The execution and delivery of this Agreement by each of REIT, Merger Co. I and Merger Co. II, do not, and the consummation by each of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets of REIT, Merger Co. I or Merger Co. II under any of the terms, conditions or provisions of, (i) subject to obtaining REIT's Stockholders' Approval, REIT's Articles of Incorporation or bylaws, and the Articles of Incorporation or bylaws of either Merger Co. I or Merger Co. II, (ii) subject to obtaining REIT Required Statutory Approvals and REIT Stockholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to any of REIT, Merger Co. I or Merger Co. II or any of their respective properties, or (iii) except as set forth on Schedule 3.4(b)

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

hereto, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which any of REIT, Merger Co. I or Merger Co. II is now a party or by which any of REIT, Merger Co. I or Merger Co. II, or any of their respective properties may be bound, excluding from the foregoing clauses (ii) and (iii) such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not, in the aggregate, be reasonably expected to have a Material Adverse Effect on REIT, Merger Co. I or Merger Co. II.

         (c) Except for (i) the filing of the preliminary proxy statement and the Proxy Statement with the Commission pursuant to the Exchange Act, (ii) any required filings by REIT pursuant to Article II, and (iii) amendments to its Articles of Incorporation in the form set forth as Exhibit A attached hereto (the filings and approvals referred to in clauses (i) through (iii) are collectively referred to as the "REIT Required Statutory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by any of REIT, Merger Co. I or Merger Co. II or the consummation by any of REIT, Merger Co. I or Merger Co. II of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, be reasonably expected to have a Material Adverse Effect on REIT, Merger Co. I or Merger Co. II.

         Section 3.5 Proxy Statement. With respect to REIT, Merger Co. I and Merger Co. II, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, with respect to REIT, Merger Co. I and Merger Co. II, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with all applicable laws, including the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

         Section 3.6 Disclosure, Financial Statements and Absence of Certain Changes. REIT's Annual Report on Form 10-K for the year ended December 31, 1998 (the "REIT 10-K"), and each other report or document filed after December 31, 1998 by REIT with the Commission under the Exchange Act other than the Proxy Statement, taken together, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected or superceded by another document filed by REIT with the Commission ("REIT SEC Documents"). REIT's audited consolidated financial statements contained in the REIT 10-K (the "REIT Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the consolidated financial position of REIT as of the dates set forth therein and the results of operations and cash flows for the periods then ended. REIT's unaudited consolidated financial statements contained in the reports or documents filed by REIT with the Commission since the filing of the REIT 10-K have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present, in all material respects, the consolidated financial position of REIT as of the dates set forth therein and the results of operations and cash flows for the periods set forth therein, except for the absence of footnote disclosure and normal year-end adjustments which are not anticipated to reflect a Material Adverse Effect. Since December 31, 1998, there has not been any change or any event (other than general economic or market conditions) which would reasonably be expected to result in a change, individually or in the aggregate, which would have a Material Adverse Effect.

         Section 3.7 Brokers and Finders. Except as set forth on Schedule 3.7, REIT has not employed any broker, finder or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

         Section 3.8 Litigation. Except as set forth on Schedule 3.8, there are no claims, suits, actions or proceedings pending or, to the best of REIT's knowledge, threatened against, relating to or affecting REIT, Merger Co. I or Merger Co. II or any of their assets, before or by any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that could reasonably be expected, either alone or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on REIT, Merger Co. I or Merger Co. II. None of REIT, Merger Co. I or Merger Co. II is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have a Material Adverse Effect.

         Section 3.9 No Violation of Law. None of REIT, Merger Co. I and Merger Co. II is in violation of or has been given notice or been charged with any violation of any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Laws) of any governmental or regulatory body or authority, except for violations which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect on REIT, Merger Co. I or Merger Co. II. No investigation or review of any of REIT, Merger Co. I or Merger Co. II by any governmental or regulatory body or authority is pending or, to the best knowledge of REIT, threatened, nor has any governmental or regulatory body or authority indicated to REIT an intention to conduct the same. Each of REIT, Merger Co. I and Merger Co. II has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted, except for permits, licenses, franchises, variances, exemptions, orders, authorizations, consents and approvals the absence of which, alone or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on REIT, Merger Co. I or Merger Co. II.

         Section 3.10 Real Property. Except as set forth in Schedule 3.10, each of REIT, Merger Co. I and Merger Co. II has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances, except (i) liens for taxes not yet due and payable, and (ii) such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a Material Adverse Effect; and, to the knowledge of REIT, all leases pursuant to which REIT, Merger Co. I or Merger Co. II leases from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of REIT, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default), except where the lack of such good standing, validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect.

         Section 3.11 Environmental Matters. Except as set forth in Schedule
3.11 or the REIT SEC Documents, and except in all cases as have not had and could not reasonably be expected to have a Material Adverse Effect, to the best knowledge of REIT, REIT (i) has obtained all applicable permits, licenses and other authorizations which are required to be obtained under all applicable federal, state or local laws or any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder relating to pollution or protection of the environment ("Environmental Laws"), including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic material or wastes into ambient air, surface water, ground water or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes by REIT (or its agents); (ii) is in compliance with all terms and conditions of such required permits, licenses and authorization, and also is in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in applicable Environmental Laws; (iii) as of the date hereof, has not received notice of any past or present violations of Environmental Laws or any event, condition, circumstance, activity, practice, incident, action or plan which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding against REIT based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, emission, discharge or release into the environment of any pollutant, contaminant, or hazardous or toxic material or waste; and (iv) has taken all actions necessary under applicable Environmental Laws to register any products or materials required to be registered by REIT (or any of its agents) thereunder.

         Section 3.12 Insurance. REIT maintains insurance coverage for its assets of the types, and in amounts, typical of similar companies engaged in the business in which REIT is engaged. All such insurance policies are in full force and effect and REIT is not delinquent in the payment of any premiums thereon, and no notice of cancellation or termination has been received with respect to any such policy. All such policies are sufficient for compliance with all requirements of law and of all agreements to which REIT is a party or otherwise bound and are valid, outstanding, collectable, and enforceable policies and will remain in full force and effect through their respective policy periods ending after the Merger Closing (assuming payment of any applicable premiums arising after the Merger Closing). REIT has not received written notice within the last 12 months from any insurance company or board of fire underwriters of any conditions, defects or inadequacies that would materially adversely affect the insurability of, or cause any material increase in the premiums for

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

insurance covering, any of its assets that have not been cured or repaired to the satisfaction of the party issuing the notice.

         Section 3.13 Disclosure. The representations and warranties of REIT contained herein (including information contained in any schedule), taken as a whole, are not false or misleading in any material respect and do not omit to state a fact herein necessary to make the statements herein not misleading in any material respect.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                               OF IREIC AND TIPMG

         IREIC represents and warrants to REIT with respect to itself and Advisor and TIPMG represents and warrants to REIT with respect to itself and Manager (IREIC and TIPMG are collectively referred to herein as "Parents" and individually as "Parent"), as of the date hereof as follows:

         Section 4.1 Organization and Qualification. Parents and each of Advisor and Manager (collectively, "Subsidiaries" and individually, "Subsidiary") are duly organized, validly existing and in good standing under the laws of their jurisdiction of organization and each has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Subsidiaries are qualified to do business and are in good standing in each jurisdiction in which the properties owned, leased or operated by them or the nature of the business conducted by them make such qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect on any such Subsidiary. True, accurate and complete copies of each of the articles of incorporation and bylaws of each Parent and the certificate of incorporation and bylaws of each Subsidiary as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to REIT.

         Section 4.2  Capitalization.

         (a) The authorized stock of Advisor consists solely of 100,000 shares of no par value common stock, of which 1,000 shares of common stock are issued and outstanding. The authorized stock of Manager consists solely of 10,000 shares of no par value common stock, of which 1,000 shares of common stock are issued and outstanding. All of the issued and outstanding shares of common stock of Advisor and Manager are owned by IREIC and TIPMG, respectively, and are validly issued, fully paid and nonassessable. IREIC and TIPMG own good and marketable title to the issued and outstanding shares of common stock of Advisor and Manager, respectively, and in each case, free and clear of all liens, encumbrances, claims, security interests and defects.

         (b) There are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating Parents, or either of them, or Subsidiaries, or either of them, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of either of the Subsidiaries or obligating Parents or the Subsidiaries to grant, extend or enter into any agreement or commitment with respect to any of the foregoing. There are no voting trusts, proxies or other agreements or understandings to which Parents or Subsidiaries are parties with respect to the voting of any shares of either Subsidiary or Parent. Neither of the Subsidiaries owns, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, business association, joint venture or other entity.

         Section 4.3 Authority; Non-Contravention; Approvals.

         (a) Each of the Parents and each of the Subsidiaries have the requisite corporate power and authority to enter into this Agreement and, subject to each Parent's Stockholders' Approval and any Parents' Required Statutory Approvals, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation by Parents and Subsidiaries of the transactions contemplated hereby, have been duly authorized by the Board of Directors of each of the Parents and each of the Subsidiaries, and no other corporate proceedings on the part of Parents or Subsidiaries are necessary to authorize the execution and delivery of this Agreement and the consummation by Parents and Subsidiaries of the transactions contemplated hereby, except for each Parent's Stockholders' Approval and the obtaining of any Parents' Required Statutory Approvals. This Agreement has been duly and validly executed and delivered by Parents, and, assuming the due authorization, execution and delivery hereof by REIT, constitutes a valid and binding agreement of each Parent enforceable against each Parent in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, (ii) general equitable principles, and (iii) to the extent this Agreement contains indemnification provisions for violations of federal or state securities laws, as enforceability of such provisions may be limited under federal and state securities laws. Neither of the Subsidiaries is in violation of its Articles of Incorporation, bylaws or other organizational documents.

         (b) The execution and delivery of this Agreement by each Parent and each Subsidiary, do not, and the consummation by the Parents and the Subsidiaries of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets of either of the Subsidiaries under any of the terms, conditions or provisions of (i) subject to obtaining each Parent's Stockholders' Approval, such Parent's Articles of Incorporation or bylaws, (ii) subject to obtaining each Parent's Required Statutory Approvals and each Parent's Stockholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to either

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

Parent or either Subsidiary or any of the assets of either of the Subsidiaries,
(iii) the Articles of Incorporation or bylaws of either Subsidiary or (iv) except as set forth on Schedule 4.3(b) hereto, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which either Parent or either Subsidiary is now a party or by which either Parent or either Subsidiary or any of the assets of either of the Subsidiaries may be bound, excluding from the foregoing clauses (ii) and (iv) such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not, in the aggregate, be reasonably expected to have a Material Adverse Effect on either of the Subsidiaries.

         (c) Except for (i) any required filings by Parents or Subsidiaries pursuant to Article II of this Agreement, and (ii) any required filings by Parents or Subsidiaries of amendments to their Articles of Incorporation (the filings and approvals referred to in clauses (i) and (ii) are collectively referred to as the "Parents' Required Statutory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by either of Parents or either of Subsidiaries or the consummation by Parents or Subsidiaries of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, be reasonably expected to have a Material Adverse Effect on either of the Subsidiaries.

         Section 4.4 Financial Statements. The (i) audited financial statements for and as of the fiscal years ended June 30, 1997, 1998 and 1999 for IREIC;
(ii) unaudited balance sheets of each Subsidiary at December 31, 1998 and 1999 and Income Statements for each Subsidiary for the years ended December 31, 1997, 1998 and 1999 (including all notes and schedules contained therein or annexed thereto) (the financial statements of the Subsidiaries are collectively hereinafter referred to as the "Subsidiary Financial Statements"); and (iii) the unaudited financial statements of IREIC for and as of the six-month period ended December 31, 1999, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except, in the case of unaudited statements, for the absence of footnote disclosure and normal year-end adjustments) and fairly present the financial position of the Parents and the Subsidiaries as of the dates set forth therein and the results of operations and, with respect to IREIC, the cash flow, for the periods then ended.
TIPMG has no prepared financial statements.

         Section 4.5 Absence of Certain Changes or Events. With respect to TIPMG, since June 30, 1999, and with respect to IREIC and each Subsidiary, since December 31, 1999, there has not been any change or any event (other than general economic or market conditions) which would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. Each of the Subsidiaries has conducted its respective businesses in the ordinary course during the periods covered by the Subsidiary Financial Statements.

         Section 4.6 Taxes.

         (a) Each Subsidiary has duly and timely filed with the appropriate governmental authorities all Tax Returns required to be filed by it (either separately or as a member of any affiliated group within the meaning of Section 1504 of the Code or any similar group defined under a similar provision of state, local or foreign law (an "Affiliated Group")) for all periods ending on or prior to the date hereof, except to the extent of any Tax Returns for which an extension of time for filing has been properly filed. Each such return and filing is true and correct in all material respects. All Taxes owed by either Subsidiary have been paid (whether or not shown on a Tax Return). No material issues have been raised in any examination by any taxing authority with respect to the businesses and operations of either Parent or either Subsidiary which (i) reasonably could be expected to result in an adjustment to the liability for Taxes for such period examined, or (ii) by application of similar principles, reasonably could be expected to result in an adjustment to the liability for Taxes for any other period not so examined. All Taxes which each Subsidiary is required by law to withhold or collect, including without limitation Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of either Parent or either Subsidiary except for statutory liens for Taxes not yet due.

         (b) Except as set forth on Schedule 4.6, none of Parents, Subsidiaries or the Affiliated Group has filed for an extension of a statute of limitations with respect to any Tax and no governmental authorities have requested an extension of the statute of limitations with respect to any Tax. Except as set forth on Schedule 4.6, the Tax Returns of each Subsidiary and the Affiliated Group are not being and have not been examined by any taxing authority for any past year or periods. Except as set forth on Schedule 4.6, none of Subsidiaries or the Affiliated Group is a party to any pending action or any formal or informal proceeding by any taxing authority for a deficiency, assessment or collection of Taxes, and no claim for any deficiency, assessment or collection of Taxes has been asserted, or, to the best knowledge of each Parent, threatened against any Subsidiary or Affiliated Group, including claims by any taxing authority in a jurisdiction where Parents and/or Subsidiaries do not file tax returns that any of them is or may be subject to taxation in that jurisdiction.

         (c) Each Subsidiary has properly accrued in accordance with GAAP on its respective Subsidiary Financial Statements for Taxes due for which such Subsidiary may be liable in its own right (including, without limitation, by reason of being a member of an Affiliated Group or as a transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity). Each Subsidiary has established on its books and records in accordance with GAAP for reserves that are adequate for the payment of all Taxes not yet due and payable.

         (d) The Affiliated Group of which each Subsidiary is a member has duly and timely filed all Tax Returns that it was required to file for each taxable period during which any Subsidiary was a member of the group. All such Tax Returns were true, complete and correct in all material respects and all Taxes owed by the Affiliated Group, whether or not shown on any Tax Return, have been paid or accrued for each taxable period during which any Subsidiary was a member of the group.

         (e) Neither Subsidiary has any liability for the Taxes of any person other than members of its Affiliated Group (A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (B) as a transferee or successor, (C) by contract, or (D) otherwise.

         (f) Neither Subsidiary has made any payments, is obligated to make any payments, or is a party to an agreement that could obligate it to make any payments that will not be deductible under Section 28OG of the Code. Each Subsidiary has disclosed to the IRS all positions taken on its federal income tax returns which could give rise to a substantial understatement of tax under
Section 6662 of the Code.

         Section 4.7 Absence of Undisclosed Liabilities. Neither Subsidiary had, at December 31, 1999, and neither has incurred since that date, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature (other than ordinary operating expenses and liabilities incurred in the ordinary course of business) (a) except liabilities, obligations or contingencies which are accrued or reserved against in the Subsidiary's Financial Statements or reflected in the notes thereto and (b) except for any liabilities, obligations or contingencies which (i) would not, in the aggregate, be reasonably expected to have a Material Adverse Effect on either Subsidiary or
(ii) have been discharged or paid in full prior to the date hereof.

         Section 4.8 Litigation. Except as set forth on Schedule 4.8, there are no claims, suits, actions or proceedings pending or, to the best of each Parent's knowledge, threatened, against, relating to or affecting either of the Subsidiaries or any of the assets of either of the Subsidiaries before or by any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that could reasonably be expected, either alone or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on either of the Subsidiaries. Neither Subsidiary is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have a Material Adverse Effect on either of the Subsidiaries.

         Section 4.9 No Violation of Law. Neither of the Subsidiaries is in violation of or has been given notice or been charged with any violation of any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Laws) of any governmental or regulatory body or authority, except for violations which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect on either of the Subsidiaries. No investigation or review of either of the Subsidiaries by any governmental or regulatory body or authority is pending or, to the best knowledge of the Parents, threatened, nor has any governmental or regulatory body or authority indicated to either Parent or either Subsidiary an intention to conduct the same. Each of the Subsidiaries and each of its officers and employees has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted, except for permits, licenses, franchises, variances, exemptions, orders, authorizations, consents and approvals the absence of which, alone or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on either of the Subsidiaries.

         Section 4.10 Insurance. Parents or the Subsidiaries maintain insurance coverage for each Subsidiary and its respective assets of the types, and in amounts, customary for similar companies engaged in the respective businesses in which such Subsidiary is engaged. All such insurance policies are in full force and effect, and the Parents and the Subsidiaries are not delinquent in the payment of any premiums thereon, and no written notice of cancellation or termination has been received with respect to any such policy. All such policies are sufficient for compliance with all requirements of law and of all agreements to which either of the Subsidiaries is a party or otherwise bound and, to the knowledge of the Parents, are valid, outstanding, collectable, and enforceable policies. The Parents and Subsidiaries have not received written notice within the last 12 months from any insurance company or board of underwriters of any conditions, defects or inadequacies that would materially adversely affect the insurability of, or cause any material increase in the premiums for insurance covering, either of the Subsidiaries or any of the assets of either of the Subsidiaries that have not been cured or repaired to the satisfaction of the party issuing the notice.

         Section 4.11 Benefit Plans.

         (a) Except as set forth in Schedule 4.11, each "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (a "Pension Plan"), "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) (a "Welfare Plan") and each other plan, arrangement or policy (written or oral) relating to stock options, stock purchases, compensation, deferred compensation, bonuses, severance, fringe benefits or other employee benefits, in each case maintained or contributed to, or required to be maintained or contributed to, by any Subsidiary for the benefit of any present or former employee, officer or director of any Subsidiary (each of the foregoing, an "Employee Benefit Plan") has been administered in all material respects in accordance with its terms. The Employee Benefit Plans are in compliance in all material respects with the applicable provisions of ERISA, the Code, all other applicable laws and all applicable collective bargaining agreements. Schedule 4.11 sets forth a list of all material Employee Benefit Plans (true and accurate copies of which, together with the most recent annual reports on Form 5500 and summary plan descriptions with respect thereto, were furnished to REIT). Except as set forth in Schedule 4.11, none of the Welfare Plans promises or provides retiree medical or other retiree welfare benefits to any person. To the knowledge of each Subsidiary, no fiduciary of an Employee Benefit Plan has breached any of the responsibilities or obligations imposed upon fiduciaries under Title I of ERISA, which breach would reasonably be expected to result in any material liability to either Subsidiary. Each Employee Benefit Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable determination letter from the Internal Revenue Service (the "IRS"), and nothing has occurred which would reasonably be expected to impair such



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

determination. All contributions required to be made with respect to each Employee Benefit Plan pursuant to the terms of the Employee Benefit Plan or any collective bargaining agreement, have been made on or before their due dates.

         (b) None of the Pension Plans is subject to Title IV of ERISA and none of the Subsidiaries or any other person or entity that, together with the Subsidiaries, is or was treated as a single employer under Section 414 of the Code or pursuant to Title IV of ERISA (each, a "Commonly Controlled Entity") has any liability under Title IV of ERISA (whether actual or contingent) with respect to a Pension Plan, or to any other employee pension benefit plan that is or was maintained or contributed to by a Commonly Controlled Entity (other than for contributions not yet due) or to the Pension Benefit Guaranty Corporation (other than for payment of premiums not yet due), which liability has not been fully paid.

         (c) No Commonly Controlled Entity is required to contribute to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) or has withdrawn from any multiemployer plan where such withdrawal has resulted or would result in any "withdrawal liability" (within the meaning of Section 4201 of ERISA) that has not been fully paid or as to which a Commonly Controlled Entity would have liability pursuant to Section 4212(c) of ERISA.

         (d) Each Employee Benefit Plan that is a Welfare Plan may be amended or terminated at any time after the Effective Time, pursuant to its terms.

         Section 4.12 Other Compensation Arrangements. Except as disclosed in the Schedule 4.12, and except as provided in this Agreement as of the date of this Agreement, neither Subsidiary is a party to any oral or written (i) consulting agreement not terminable on not more than 60 calendar days notice and involving the payment of more than $100,000 per annum, (ii) agreement with any executive officer or other key employee of a Subsidiary (x) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction of the nature contemplated by this Agreement, or (y) providing any term of employment or compensation guarantee extending for a period longer than two years or the payment of more than $100,000 per year, or
(iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

         Section 4.13 Intellectual Property. Schedule 4.13 is a true and complete list of all of the logos, software, self-generated forms and other intellectual property used in the conduct of the businesses of the Subsidiaries ("Intellectual Property") that will be licensed to REIT. All the Intellectual Property listed on Schedule 4.13 is owned by either IREIC or TIGI or their subsidiaries or affiliates. None of the Intellectual Property has been or is the subject of any pending adverse claim, or to the best knowledge of Parents, any threatened litigation or claim of infringement based on the use thereof by either one of the Subsidiaries or a third party. The Parents and the Subsidiaries have not received any notice contesting either Parents' or either Subsidiary's right to use any of the Intellectual Property and, to the knowledge of the Parents, neither of the Subsidiaries has infringed upon or misappropriated any intellectual property rights of third parties. To the best of the knowledge of the Parents and the Subsidiaries, no third party has infringed upon or misappropriated any of the Intellectual Property listed on Schedule 4.13.

         Section 4.14 Labor. No Subsidiary is a party to, or bound by, a collective bargaining agreement, contract or other understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of either Parent, threatened against either of the Subsidiaries. To the knowledge of the Parents, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of either Subsidiary.

         Section 4.15 Brokers and Finders. Neither Parent has employed any broker, finder or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

         Section 4.16 Investment Company Act. Neither Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended nor an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

         Section 4.17 Conduct of Subsidiaries' Business. No part of the respective businesses conducted by the Subsidiaries is conducted through any entity other than the respective Subsidiary.

         Section 4.18 Investment in Securities.

         (a) Each Parent understands that (i) no Federal or state agency has passed upon the REIT's Common Shares to be issued in connection with the mergers described in Article II or made any finding or determination as to the fairness of the Parents' investment therein or the terms of the offer and the sale thereof pursuant to this Agreement and (ii) each Parent must bear the economic risk of its investment in the REIT Common Shares to be issued in connection with the mergers described in Article II for an indefinite period of time because, except as provided in the Registration Rights Agreement, such shares will not be registered under the Securities Act or any state securities laws, and, therefore, cannot be sold or transferred unless either they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registrations is available.

         (b) The REIT Common Shares to be issued in connection with the mergers described in Article II are being acquired for each Parent's own account and not with any view toward the resale or distribution thereof in violation of applicable securities laws, or with any present intention of selling or distributing any such shares in violation of applicable securities laws.

         (c) Each Parent has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the REIT Common Shares to be issued in connection with the mergers described in Article II.

         (d) Each Parent has carefully reviewed all documents that it has requested copies of, has been furnished with all other materials that it considers relevant to an investment in the REIT Common Shares, including REIT SEC Documents, and has had a full opportunity to ask questions of and receive answers from REIT or a person or persons acting on behalf of REIT concerning the terms and conditions of an investment in the REIT Common Shares.

         (e) Each Parent acknowledges that the REIT Common Shares issued hereunder to such Parent have not been registered under the Securities Act, or any applicable state securities laws, and, except as provided in Section 6.11, that neither the Parents nor members of their Affiliated Group may sell, transfer or otherwise dispose of such REIT Common Shares for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Parent further acknowledges that it, and the members of its Affiliated Group, are entitled to only those registration rights set forth in the Registration Rights Agreement.

         Section 4.19 Title to Assets; No Real Property. Set forth on Schedule
4.19 is a complete list of all of the tangible assets currently owned by each Subsidiary which are materially important in the conduct of its business as it is being currently conducted. The Subsidiaries have good, valid and marketable title to, or a leasehold interest in, (a) all of their properties and assets (tangible and intangible) reflected in the Subsidiary Financial Statements, except as indicated in the notes thereto and except for properties and assets disposed of in the ordinary course of business, and (b) all of the properties and assets purchased by a Subsidiary since the date of such financial statements, except for properties and assets disposed of in the ordinary course of business, in each case subject to no lien, claim, or encumbrance other than
(i) liens reflected in such financial statements, (ii) liens for current Taxes, assessments or governmental charges or levies not yet due and delinquent, and
(iii) liens that could not reasonably be expected to have any Material Adverse Effect on either Subsidiary where the amount of such taxes has been properly reserved for on the Subsidiary Financial Statements. Neither Subsidiary owns, in whole or in part, or holds as record title holder, or is the holder of any mortgage or deed of trust with respect to, any real property.

         Section 4.20 Corporate Documents. Each Parent has furnished (or has caused to be furnished by each Subsidiary) to REIT for its examination: (i) copies of the Parents' and Subsidiaries' certificate or articles of incorporation and bylaws (as applicable); (ii) minute books containing all records required to be set forth of all proceedings, consents, actions, and meetings of the stockholders, the board of directors and any committees thereof for each of the Subsidiaries; (iii) all material permits, orders, and consents issued by any regulatory agency with respect to each of the Subsidiaries; and
(iv) the stock transfer books of each Subsidiary setting forth all transfers of any capital stock. The corporate minute books, stock certificate books, stock registers and other corporate records of the Subsidiaries are complete and accurate in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

         Section 4.21 Disclosure. The representations and warranties of the Parents and the Subsidiaries contained herein (including information contained in any schedule), taken as a whole, are not false or misleading in any material respect and do not omit to state a fact herein necessary to make the statements herein not misleading in any material respect.

         Section 4.22 Projections. The projections prepared by Parents and furnished to REIT and attached hereto as Schedule 4.22 have been prepared in good faith and with all available information regarding the current operations of REIT and the Subsidiaries and the operations of REIT as proposed to be conducted and are based upon assumptions which the Parents believe to be reasonable. However, no representation or warranty is made by either of the Parents that the results set forth in such projections or the assumptions underlying such projections will in fact be realized.

         Section 4.23 Subsidiary Earnings and Profits. As of the Merger Closing, the aggregate accumulated earnings and profits (as determined under Section 316 of the Code) of the Subsidiaries shall not exceed $1,000,000.


                                    ARTICLE V

                CONDUCT OF BUSINESSES PENDING THE MERGER CLOSING

         Section 5.1 Conduct of Businesses of Subsidiaries. After the date hereof and prior to the Merger Closing or earlier termination of this Agreement, except as REIT shall otherwise agree in writing or as may be otherwise specifically contemplated by this Agreement or except as may occur in the ordinary course of business Parents shall cause each of their respective Subsidiaries to:

         (a) conduct the businesses conducted by it in the ordinary and usual course of business and consistent with past practice and, as to the Advisor, the requirements of that certain Advisory Agreement between REIT and it (the "REIT Advisory Agreement"), and as to the Manager, each of the management agreements between REIT and it (collectively, the "REIT Property Management Agreements");

         (b) not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of, capital stock of a Subsidiary of any class or any debt or equity securities convertible into or exchangeable for such stock or amend or modify the terms and conditions of any of the foregoing;

         (c) not (i) incur or become contingently liable with respect to any additional indebtedness for borrowed money, (ii) knowingly take any action which would jeopardize REIT's status as a real estate investment trust under the Code,
(iii) sell or otherwise dispose of any of its assets, or (iv) enter



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

into any contract or violate any existing contract, agreement, commitment or arrangement with respect to any of the foregoing;

         (d) use commercially reasonable efforts to preserve intact its businesses, organization and goodwill, keep available the services of its present officers and employees and preserve the goodwill and business relationships with all lessees, operators, suppliers, distributors, customers and others having business relationships with it and REIT and not engage in any action, directly or indirectly, with the intent to adversely impact the transactions contemplated by this Agreement;

         (e) confer with one or more representatives of REIT when requested to report on material operational matters and the general status of ongoing operations of its respective businesses;

         (f) maintain, in full force and effect, with all premiums due thereon paid, policies of insurance covering its respective insurable assets and businesses in amounts and as to risks substantially as in effect as of the date hereof;

         (g) not declare, set aside or pay any dividends payable in shares of their capital stock or purchase, redeem or otherwise acquire any shares of their capital stock;

         (h) not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association, or other business organization or division thereof;

         (i) not acquire or agree to acquire any assets that are material, individually or in the aggregate, to either of the Subsidiaries, or make or agree to make any capital expenditures except in the ordinary course of business consistent with past practice;

         (j) not adopt or amend in any material respect, unless the written consent of REIT is first obtained, any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any present or former director or employee or, other than increases for individuals in the ordinary course of business consistent with past practice, increase the compensation or fringe benefits of any present or former director or employee; and not pay any benefit not required by an existing plan, arrangement or agreement, or grant any new or modified severance or termination arrangement or increase or accelerate any benefits payable under its severance or termination pay policies;

         (k) not take any action that would, or is reasonably likely to, result in any of its representations and warranties in this Agreement becoming untrue, or in any of the conditions to the Merger set forth in Article VII not being satisfied;

         (l) not waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing license, lease, contract or other documents, other than as contemplated by this Agreement or in the ordinary course of business consistent with past practice;

         (m) not (i) adopt a plan of complete or partial liquidation; (ii) adopt any amendment to its charter or bylaws; (iii) enter into any contract, agreement or arrangement involving more than $100,000 annually, except for agreements entered into with prior written consent of REIT; (iv) authorize or enter into any agreement relating to property management services to be provided by it to a third party property owner on other than customary terms; (v) modify or change in any material respect any existing material agreements, except in the ordinary course and consistent with past practice; (vi) engage in any conduct the nature of which is materially different than the business in which it is currently engaged; or (vi) enter into any agreement providing for acceleration of payment or performance or other consequences as a result of a change of control of it; and

         (n) not authorize any of, or commit or agree to take any of, the foregoing actions set forth in subsections (b), (c), and (g) through (m).

         Section 5.2 Conduct of Business of REIT. After the date hereof and prior to the Merger Closing or earlier termination of this Agreement, except as the Parents shall otherwise agree in writing or as may be otherwise specifically contemplated by this Agreement, REIT shall:

         (a) conduct the businesses conducted by it in the ordinary and usual course of business and consistent with past practice;

         (b) not take any action which would jeopardize its status as a real estate investment trust under the Code; and

         (c) operate in compliance with the terms and conditions of the REIT Advisory Agreement and the REIT Property Management Agreements.


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         Section 6.1 Access to Information. Each of the parties shall afford to the other party hereto and such other party's accountants, counsel, financial advisors and other representatives full access, during normal business hours throughout the period prior to the Merger Closing or earlier termination of this Agreement, to all properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) of such party and, in the case of the Parents, of the Subsidiaries, as appropriate, and, during such period, each shall furnish promptly to the other (a) a copy of each report, schedule and other document filed or received pursuant to the requirements of federal or state securities laws or filed with the Commission in connection with the transactions contemplated by this Agreement, and (b) such other information concerning their respective businesses, properties and personnel which are the subject of this Agreement as shall be reasonably requested; provided that no investigation pursuant to this Section 6.1 shall affect any representation or warranty made herein or the conditions to the obligations of the respective parties hereto to consummate the transactions contemplated hereby or thereby. Each party hereto shall promptly advise each other party in writing of any change or the occurrence of any event after the date of this Agreement having, or which, insofar as can reasonably be foreseen, in the future may have, any Material Adverse Effect on such party.

         Section 6.2 Stockholders' Approval. Each of REIT and Parents shall promptly take such action as may be required by its Articles of Incorporation, bylaws and applicable law and promptly seek, and use its best efforts to obtain, the requisite stockholder approval of this Agreement and the transactions contemplated hereby, including amendments to REIT's Articles of Incorporation necessary to consummate the transactions contemplated hereby and any amendments to each Parent's Articles of Incorporation necessary to consummate the transactions contemplated hereby (as appropriate, the "REIT Stockholders' Approval" and "Parents' Stockholders' Approvals"). The REIT Board of Directors and the Board of Directors of each Parent shall recommend to their respective stockholders the approval of this Agreement and of the transactions contemplated by this Agreement; provided, however, that prior to the respective meetings of stockholders of REIT and Parents, the REIT Board of Directors or the Board of Directors of each Parent, as the case may be, may withdraw, modify or amend such recommendation to the extent that the REIT Board of Directors or the REIT Special Committee or the Parent's Board of Directors, as the case may be, deems it necessary to do so in the exercise of its fiduciary obligations to REIT or the Parents, as the case may be, in the case of the REIT Special Committee, after being so advised by counsel to REIT's Special Committee, Holleb & Coff, or such other nationally recognized counsel not having an interest in the transactions contemplated by this Agreement.

         Section 6.3 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses; provided, however, that all reasonable costs and expenses of the REIT Special Committee (including reasonable fees and expenses of counsel and its financial advisors), and all fees and expenses in connection with filing, printing and distributing the Proxy Statement shall be paid by REIT.

         Section 6.4 Agreement to Cooperate. Subject to the terms and conditions herein provided, each of the parties hereto shall cooperate and use its respective commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using commercially reasonable efforts to identify and obtain all necessary or appropriate waivers, consents and approvals to effect all necessary registrations, filings and submissions (including, but not limited to, REIT Required Statutory Approvals, Parents' Required Statutory Approvals and any filings under federal and state securities laws) and to lift any injunction or other legal bar to the transactions contemplated hereby and thereby (and, in such case, to proceed with such transactions as expeditiously as possible).

         Section 6.5 Public Statements. The parties hereto shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or written public statement prior to review and approval by the other party, except that prior review and approval shall not be required if, in the reasonable judgment of the party seeking to issue such release or public statement, prior review and approval would prevent the timely dissemination of such release or announcement in violation of any applicable law, rule or regulation.

         Section 6.6 Confidentiality.

         (a) As used herein, "Confidential Material" means, with respect to either party hereto (the "Providing Party"), all information, whether oral, written or otherwise, furnished to the other party hereto (the "Receiving Party") or the Receiving Party's directors, officers, partners, Affiliates (as defined in Rule 12b-2 under the Exchange Act), employees, agents or representatives (collectively, "Representatives"), by the Providing Party or its Representatives and all reports, analyses, compilations, studies and other material prepared by the Receiving Party or its Representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing, reflecting or based upon, in whole or in part, any such information. The term "Confidential Material" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party, its Representatives or anyone to whom the Receiving Party or any of its Representatives transmit any Confidential Material in violation of this Agreement, (ii) is or becomes known or available to the Receiving Party on a non-confidential basis from a source (other than the Providing Party or one of its Representatives) who is not, to the knowledge of the Receiving Party after reasonable inquiry, prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal, fiduciary or other obligation, or (iii) is contained in the REIT SEC Documents.

         (b) Subject to paragraph (c) below or except as required by applicable laws, regulations or legal process, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part, and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with this Agreement and the transactions contemplated hereby or evaluating, negotiating or advising with respect to such matters. Moreover, the Receiving Party agrees to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transactions and are informed by the Receiving Party of the confidential nature of the Confidential Material and of the terms of this Section 6.6. In any event, the Receiving Party will be responsible for any actions by its Representatives which are not in accordance with the provisions hereof.

         (c) In the event that the Receiving Party, its Representatives or anyone to whom the Receiving Party or its Representatives supply the Confidential Material are requested (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise in connection with legal process) to disclose any Confidential Material, the Receiving Party agrees (i) to immediately notify the Providing Party of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legal available steps to resist or narrow such request and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of the Receiving Party's counsel, the Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

         (d) In the event of the termination of this Agreement in accordance with its terms, promptly upon request from the Providing Party, the Receiving Party shall, except to the extent prohibited by applicable laws, regulations or legal process, redeliver to the Providing Party or destroy all tangible Confidential Material and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same. Notwithstanding the foregoing, the Receiving Party and one Representative designated by the Receiving Party shall be permitted to retain one permanent file copy of each document constituting Confidential Material to be used only in connection with litigation arising from the transactions contemplated by this Agreement.

         Section 6.7 Personnel.

         (a) Parents' Liability for Employee Obligations. Subject to the limitations set forth in Article IX hereof, each Parent shall indemnify and hold harmless REIT for any and all obligations, debts or liabilities relating to or arising from any employee's employment with Parent and its Subsidiary, which obligation, debt or liability occurred prior to the Merger Closing date. Each Parent shall honor or cause its respective insurance carriers to honor all claims for benefits by the employees under each Employee Benefit Plan with respect to claims incurred by the employees or their covered dependents before the Merger Closing date.

         (b) REIT shall establish or cause to be established employee benefit plans for the respective employees who become employees of REIT or any subsidiary thereof after the Merger Closing that are substantially similar to the Employee Benefit Plans, which plans shall recognize service of the employees with REIT, Parents and Subsidiaries and their affiliates to the same extent such service has been recognized under the Employee Benefit Plans. The medical plans established by REIT shall recognize any deductibles and co-payments employees have made under the Parents' and Subsidiaries' medical plans in the current plan year.

         (c) REIT shall not incur any liability with respect to an Employee Benefit Plan of either Parents.

         (d) Schedule 6.7(d) sets forth those individuals, who, at the Merger Closing date, shall become employees of REIT. TIGI (including any entity affiliated with TIGI), shall not hire or solicit to hire any individual listed on Schedule 6.7(d), for a period of three years from the Merger Closing date, without the prior approval by the independent members of REIT's board of directors or until a party (or group of parties acting in concert), unrelated to REIT, either Parent or TIGI, acquires twenty five percent (25%) or more of the outstanding voting equity securities of REIT or purchases substantially all of the assets of REIT and such individual's employment with REIT is terminated by REIT or its successor.

         Section 6.8 Accrued Expenses. Immediately prior to the Merger Closing, each Subsidiary shall have sufficient cash necessary to pay off any and all expenses which were accrued but not paid prior to the Merger Closing.

         Section 6.9 Tax Matters.

         (a) The parties agree that they will report, and will cause the Subsidiaries and the Surviving Corporations in the mergers pursuant to Article II to report, the Merger on all Tax Returns and other filings as tax-free reorganizations under Section 368(a) of the Code. REIT will not, and will not allow the Surviving Corporations to, take any action inconsistent with the Mergers being treated as tax-free reorganizations under Section 368(a) of the Code.

         (b) Any Tax sharing agreement between Parents and their respective Subsidiary will apply up to the Merger Closing and then will be terminated and will have no further effect for any taxable year thereafter.

         (c) Each Parent will include the income of its Subsidiary (including any deferred income triggered into income by Section 1.1502-13 of the Treasury Regulations and any excess loss accounts taken into income under Section 1.1502-19 of the Treasury Regulations) on its Tax Returns for all periods through the Merger Closing and pay any Taxes attributable to such income. Each Subsidiary will furnish Tax information to its Parent for inclusion in such Parent's consolidated Tax Returns for the period which includes the date of the Merger Closing in accordance with each Subsidiary's past custom and practice. Each Parent will allow REIT a reasonable opportunity to review and comment upon such Tax Returns (including any amended returns) prior to their being filed to the extent that they relate to any Subsidiary. Without the consent of REIT, the Parents will take no position on such returns that relate to any Subsidiary that would be inconsistent with prior positions taken by its Parent. The income of each Subsidiary will be apportioned to the period up to and including the Merger Closing date and the period after the Merger Closing date by closing the books of each Subsidiary as of the end of the Merger Closing date.

         (d) Parents and REIT will cooperate fully with each other in connection with (i) the preparation and filing of any Federal, state or local tax returns that include the business and operations of the Subsidiaries for any period prior to and including the date of the Merger Closing, and (ii) any audit examination by any government taxing authority of the returns referred to in clause (i). Such cooperation shall include, without limitation, the furnishing or making available of records, books of account or other materials of the Subsidiaries necessary or helpful for the defense against assertions of any taxing authority as to any tax returns which include operations of the Subsidiaries for any period prior to and including the date of the Merger Closing, at the Parents' sole cost and expense.

         (e) In a case in which REIT or its subsidiaries receives any inquiry, whether oral or written, from any taxing authority relating to any matter which could result in the indemnification of REIT by a Parent under Section 9.1, REIT will promptly give the subject Parent written notice (the "Tax Inquiry Notice") of such inquiry. If such Tax Inquiry Notice is not given to the subject Parent within 30 days after the receipt by REIT or its subsidiaries of such an inquiry and REIT's failure to give such Tax Inquiry Notice adversely affects the ability of the subject Parent to contest any claim made by such taxing authority, the subject Parent shall not be liable to REIT under Section 9.1 for such claim.

         (f) REIT will not settle or otherwise compromise any tax claim or tax issue subject to indemnification under Section 9.1 without the indemnifying Parent's prior written consent, which such Parent shall not unreasonably withhold. Nothing contained herein shall require REIT to contest a claim if REIT shall waive the payment by the subject Parent of any amount that might otherwise be payable by the subject Parent pursuant to Section 9.1 hereof in respect of such claim.

         (g) None of REIT, TIPMG or IREIC will take any action that would jeopardize the mergers from qualifying as a tax-free reorganization under
Section 368 of the Code.

         (h) REIT shall file with its 2000 federal income tax return an irrevocable election under Section 1.337(d)-5T(b) of the Treasury Regulations subjecting REIT to the rules of Section 1374 of the Code.

         (i) REIT shall take appropriate steps so that its distributions in 2000 made after the Effective Time shall be made in order to comply with Section 857(a)(2)(b) of the Code through the application of Section 857(d)(3) of the Code, to the extent of the accumulated earnings and profits (as determined under Section 316 of the Code) of the Subsidiaries at the Merger Closing.

         Section 6.10 Intercompany Indebtedness. As of the Merger Closing, no intercompany indebtedness shall exist between either Subsidiary and any member of TIGI's Affiliated Group.



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

         Section 6.11 Securities Law Matters.

         (a) Each certificate representing the REIT Common Shares shall bear the following legend:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

REIT may, unless a registration statement is in effect covering the REIT Common Shares, place stop transfer orders with its transfer agents with respect to such certificates in accordance with federal security laws. Notwithstanding the foregoing, REIT acknowledges that the REIT Common Shares issued as Merger Consideration may be freely transferred by and among members of the Parents' Affiliated Group without delivery of an opinion of counsel and that no stop transfer will be imposed with respect to any such transfer.

         (b) REIT shall execute and deliver to each Subsidiary a registration rights agreement concerning the REIT Common Shares substantially in the form attached as Exhibit B hereto.

         Section 6.12 Director and Officer Indemnification. From and after the Effective Time, REIT shall cause the Surviving Corporations to provide in their Articles of Incorporation and ByLaws provisions relating to the exculpation and indemnification of officers and directors of Advisor and Manager to the same extent that such provisions were contained in the Articles of Incorporation and By-Laws of Advisor and Manager prior to the Effective Time. From and after the Effective Time, for seven (7) years after the Effective Time, REIT shall, and shall cause the Surviving Corporations to, indemnify, defend and hold harmless (and advance expenses to) all past and present officers, directors and employees of Advisor and Manager to the same extent that individuals acting in similar capacities would be indemnified by Advisor and Manager prior to the Merger Closing. In the event of any dispute regarding whether a director, officer or employee has met specified standards of conduct, such question shall be conclusively determined by the written opinion of reputable disinterested legal counsel selected by REIT's Board of Directors and acceptable to the director, officer or employee involved in the dispute. The heirs and legal representative of such directors, officers and employees are entitled to the benefits of such indemnification and shall be deemed express third party beneficiaries of this Section.

         Section 6.13 WARN Act. REIT shall not, at any time prior to the 90th day after the Merger Closing date, without complying fully with the notice and other requirements of the Worker Adjustment and Retraining Notification Act ("WARN Act"), effectuate (a) a "plant closing" as defined in the WARN Act affecting any site of employment or one or more facilities or operating units within any site of employment of Advisor or Manager; or (b) a "mass layoff" as defined in the WARN Act affecting any site of employment of Advisor or Manager; or (c) any similar action under applicable state law requiring notice to employees in the event of a plant closing or layoff.

         Section 6.14 Post-Closing Access. In connection with any audit or similar proceeding involving either Parent or any of their affiliates or other investigation of either Parent, any of its affiliates, Advisor or Manager for any matter relating to any period prior to the Effective Time, REIT shall, upon request, permit each Parent and its representatives to have access to the books and records of Advisor and Manager. REIT shall not dispose of such books and records during the ten-year period beginning with the Effective Time or any longer period as mandated by applicable laws without Parents' consent, which shall not be unreasonably withheld. Following the expiration of such ten-year period, REIT may dispose of such books and records at any time upon giving sixty
(60) days prior written notice to Parents, unless either Parent agrees to take possession of such books and records within sixty (60) days at no expense to REIT.

         Section 6.15 Disclosure Generally. If and to the extent any information required to be furnished in the schedules to this Agreement in order to avoid a breach of, or inaccuracy with respect to, a representation or warranty or satisfy a condition contained in this Agreement is contained in this Agreement or in the schedule, to the extent a reasonable person would deem the disclosure in the schedule to be evident, such information shall be deemed to be included in each schedule in which the information is required to be included in order to avoid a breach of, or inaccuracy with respect to, a representation or warranty or satisfy a condition contained in this Agreement.

         Section 6.16 ACKNOWLEDGMENT. EACH PARENT HAS CONDUCTED WITH RESPECT TO REIT AND REIT HAS CONDUCTED WITH RESPECT TO THE SUBSIDIARIES, TO ITS SATISFACTION AN INDEPENDENT INVESTIGATION OF THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, PROPERTIES, ASSETS, LIABILITIES AND PROJECTED OPERATIONS OF SUCH PARTY. IN MAKING ITS DETERMINATION TO PROCEED WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EACH PARENT AND REIT RELIED ON THE RESULTS OF ITS OWN INDEPENDENT INVESTIGATION. THE REPRESENTATIONS AND WARRANTIES MADE BY THE PARTIES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE THE EXCLUSIVE REPRESENTATIONS AND WARRANTIES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE EXPRESSED OR IMPLIED (INCLUDING, BUT NOT LIMITED TO, ANY RELATING TO THE FUTURE OR HISTORICAL FINANCIAL CONDITION, RESULTS OF OPERATIONS, PROPERTIES ASSETS OR LIABILITIES OF REIT, ADVISOR OR MANAGER) ARE SPECIFICALLY DISCLAIMED.

         Section 6.17 401(k) Accounts. Following the Merger Closing date, the parties shall cooperate to cause any accounts maintained pursuant to a "401(k)" or similar type plan by the

Parents or the Subsidiaries on behalf of those individuals listed on Schedule 6.7(d), to be rolled over into a 401(k) or similar type plan maintained by REIT.


                                   ARTICLE VII

                                   CONDITIONS

         Section 7.1 Conditions to Each Party's Obligations. The respective obligation of each party to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Merger Closing of the following conditions:

         (a) REIT and each Parent shall have performed in all material respects its agreements and covenants contained in this Agreement required to be performed on or prior to the Merger Closing, and the representations and warranties of each such other party shall be true and correct in all material respects on and as of (i) the date made and (ii) the Merger Closing date with the same effect as if made on that date; and each party shall have received a certificate of an executive officer of each such party to that effect;

         (b) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of a majority of the REIT Common Shares, excluding any REIT Common Shares held by either the Advisor or the Manager, and each Parent's Stockholders' Approval shall have been obtained.

         (c) REIT and each Parent shall have received a favorable opinion of Shefsky & Froelich Ltd. (in form reasonably acceptable to counsel for the Subsidiaries) to the effect that the mergers described in Article II will each qualify as a reorganization within the meaning of Section 368 of the Code and that each of REIT, Subsidiaries, Merger Co. I, Merger Co. II, the Advisor Surviving Corporation and the Manager Surviving Corporation, will be a party to the reorganization within the meaning of Section 368(b) of the Code;

         (d) REIT, REIT Special Committee and Parents shall have received an opinion from Shefsky & Froelich Ltd. (in form reasonably acceptable to counsel for the Subsidiaries) that the performance of this Agreement will not jeopardize the status of REIT as a "real estate investment trust" under the Code.

         (e) No preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect (each party agreeing to use its best efforts to have any such injunction, order or decree lifted);

         (f) All governmental consents, orders and approvals listed on Schedule 7.1(f) shall have been obtained and be in effect at the Merger Closing; and

         (g) All agreements set forth on Schedule 7.1(g) shall have been terminated effective as of the Merger Closing;

         (h) The representations and warranties of the parties contained in this Agreement shall be true and correct at and as of the Merger Closing date with the same force and effect as though made at and as of that time. The Parents and the Subsidiaries shall have delivered to REIT and REIT shall have delivered to the Parents, a certificate, dated as of the Merger Closing, duly signed, stating that such representations and warranties are true and correct and that all such obligations have been performed and complied with; and

         (i) TIGI and REIT shall have executed (i) a lease agreement, on such terms and conditions as set forth on Exhibit C attached hereto, with respect to REIT's use of office space; (ii) a license agreement, on such terms and conditions as set forth on Exhibit D attached hereto, with respect to REIT's continued use of the "Inland Real Estate Corporation" trade name and REIT's use of the Intellectual Property; and (iii) a service agreement, in the form set forth as Exhibit E attached hereto, with respect to REIT's use of certain employees of TIGI to perform certain administrative functions on behalf of REIT.

         Section 7.2 Conditions to Obligations of REIT. Unless waived by REIT, the obligation of REIT to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Merger Closing of the following additional conditions:

         (a) The Special Committee of the REIT Board (the "REIT Special Committee") shall have received from First Union, or another investment banking firm reasonably satisfactory to the REIT Special Committee, a written opinion to the effect that, as of the date of this Agreement and the date of the Proxy Statement, the aggregate consideration to be paid and received by REIT pursuant to this Agreement and the Agreement and Plan of Merger is fair to REIT and its stockholders from a financial point of view, and such opinion shall not have been withdrawn, revoked or modified;

         (b) REIT shall have received a "comfort letter" from the independent public accountants of each Parent, dated as of the date of the Proxy Statement, with respect to financial information of each Subsidiary included or incorporated by reference in the Proxy Statement in form and substance reasonably satisfactory to REIT and customary in scope and substance for "comfort letters" delivered by independent public accountants in connection with registration statements and proxy statements;

         (c) No governmental consent, order or approval legally required for the consummation of the transactions contemplated by this Agreement shall have any terms which in the reasonable judgment of REIT, when taken together with the terms of all such consents, orders or approvals, would materially impair the value to REIT of the transactions contemplated by this Agreement, and no governmental authority shall have promulgated any statute, rule or regulation which, when taken



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

together with all such promulgations, would materially impair the value to REIT of the transactions contemplated by this Agreement;

         (d) REIT shall have been provided all consents listed on Schedule
7.2(d);

         (e) TIGI and REIT shall have executed (i) a lease agreement, on such terms and conditions as set forth on Exhibit C attached hereto, with respect to REIT's use of office space; (ii) a license agreement, on such terms and conditions as set forth on Exhibit D attached hereto, with respect to REIT's continued use of the "Inland Real Estate Corporation" trade name and REIT's use of the Intellectual Property; and (iii) a service agreement, in the form set forth as Exhibit E attached hereto, with respect to REIT's use of certain employees of TIGI to perform certain administrative functions on behalf of REIT; and

         (f) REIT shall have entered into a definitive employment agreement with those individuals listed on Schedule 7.2(f) and on such terms and conditions as set forth on Exhibit F attached hereto.

         Section 7.3 Conditions to Obligations of Parents. Unless waived by both Parents, the obligation of the Parents to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Merger Closing of the additional following conditions:

         (a) No governmental consent, order or approval legally required for the consummation of the transactions contemplated by this Agreement shall have any terms which in the reasonable judgment of each Parent, when taken together with the terms of all such consents, orders or approvals, would materially impair the value to each Parent of the transactions contemplated by this Agreement (including, without limitation, the value of the REIT Common Shares to be received by the Parents pursuant to Article II), and no governmental authority shall have promulgated any statute, rule or regulation which, when taken together with all such promulgations, would materially impair the value to each of the Parents and their stockholders of the transactions contemplated by this Agreement (including, without limitation, the value of the REIT Common Shares to be received by the Parents pursuant to Article II).


                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

         Section 8.1 Termination. This Agreement may be terminated at any time prior to the Merger Closing, whether before or after approval by the stockholders of REIT and each of the Parents:

         (a) by mutual consent of all of the parties hereto;

         (b) unilaterally by any of the parties hereto, so long as such party has not breached any of its obligations hereunder (except for such breaches as are immaterial), if the transactions contemplated hereby shall not have been consummated on or before September 15, 2000 (the "Termination Date");

         (c) unilaterally by either REIT or both Parents (i) if either REIT or both Parents (A) fails to perform any covenant or agreement in this Agreement in any material respect, and does not cure the failure, in all material respects within 15 business days after the terminating party delivers written notice of the alleged failure to the other parties or (B) fails to fulfill or complete a condition to the obligations of the terminating party (which condition is not waived) by reason of a breach by the non-terminating party or parties of its obligations hereunder, or (ii) if any condition to the obligations of the terminating party is not satisfied (other than by reason of a breach by that party of its obligations hereunder), and it reasonably appears that the condition cannot be satisfied prior to the Termination Date;

         (d) unilaterally by both Parents if REIT, through the REIT Board of Directors or REIT Special Committee, either fails to recommend to REIT's stockholders the approval of this Agreement and the transactions contemplated hereby or withdraws, modifies or amends such recommendation; and

         (e) unilaterally by REIT if either Parent, through its Board of Directors, either fails to recommend to its stockholders the approval of this Agreement and the transactions contemplated hereby or withdraws, modifies or amends such recommendation.

         Section 8.2 Effect of Termination. In the event of termination of this Agreement, as provided in Section 8.1, this Agreement shall forthwith become void, and there shall be no further obligation on the part of any party hereto or their respective officers or directors (except as set forth in this Section
8.2 and in Sections 6.3 and 6.6 and Article IX, which shall survive such termination). Nothing in this Section 8.2 shall relieve any party from liability for any breach of this Agreement.

         Section 8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and in compliance with applicable law; provided, however, this Agreement may not be amended in any material respect following the approval of the REIT stockholders, except with the consent of a majority of such stockholders.

         Section 8.4 Waiver. At any time prior to the Merger Closing, each party hereto may (a) extend the time for the performance of any of the obligations or other acts of any of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein except the requisite approvals of the stockholders of the parties hereto. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE IX

                      SURVIVAL AND REMEDY; INDEMNIFICATION

         Section 9.1 Indemnification. REIT agrees to indemnify the Parents, and each Parent agrees to indemnify REIT (the party providing such indemnification shall be hereinafter referred to as an "Indemnifying Party" while the party being indemnified shall be hereinafter referred to as an "Indemnified Party" or the "Indemnified Parties") against, and agrees to hold it and them harmless from, any and all liabilities, losses, costs, damages, penalties or expenses (including, without limitation, reasonable attorneys' fees and expenses and costs of investigation and litigation) (collectively, "Losses") incurred or suffered by an Indemnified Party arising out of or in connection with any breach of, or inaccuracy in, (i) to the extent a Parent is the Indemnifying Party, any of the representations and warranties, covenants or agreements of such Parent under this Agreement and (ii) to the extent REIT is the Indemnifying Party, the representations, warranties, covenants and agreements of REIT set forth in this Agreement. In addition, each Parent agrees to indemnify REIT, the other Parent and each of REIT's affiliates (other than the subject Parent, but including, after the Merger Closing, the Surviving Corporations in the merger pursuant to
Article II) (REIT and such included affiliates being included within the terms "Indemnified Party" and "Indemnified Parties" as used in the other sections of this Article IX) against, and agrees to hold it and them harmless from, any and all Losses incurred or suffered by it or them arising out of or in connection with any income tax liabilities arising pursuant to Treasury Regulations Section 1.1502-6 or any analogous provision ("Consolidated Return Tax Liabilities").

         Section 9.2 Threshold. An Indemnified Party shall not be entitled to indemnification under this Article IX until the aggregate of all Losses with respect to which such Indemnified Party would otherwise be entitled to indemnification under this Article IX exceeds $350,000, in which event the Indemnified Party shall be entitled to such Losses including such $350,000.

         Section 9.3 Notice of Claims; Assumption of Defense. The Indemnified Party shall give prompt notice to the Indemnifying Party, in accordance with the terms of Section 10.1 and in the case of a tax inquiry in compliance with the terms of Section 6.9(e), of the assertion of any claim, or the commencement of any suit, action or proceeding by any party in respect of which indemnity may be sought hereunder, specifying with reasonable particularity the basis therefor and giving the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request. The Indemnifying Party may, at its own expense, (a) participate in and (b) upon notice to the Indemnified Party, assume the defense thereof; provided that (x) the Indemnifying Party's counsel is reasonably satisfactory to the Indemnified Party and (y) the Indemnifying Party shall thereafter consult with the Indemnified Party upon its reasonable request from time to time with respect to such claim, suit, action or proceeding; provided, however, that the Indemnified Party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnifying Party, if the Indemnified Party reasonably believes that representation of it by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interest between the Indemnified Party and any other party represented by such counsel in such proceeding. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. Whether or not the Indemnifying Party chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

         Section 9.4 Settlement or Compromise. Any settlement or compromise made or caused to be made by the Indemnified Party or the Indemnifying Party, as the case may be, of any claim, suit, action or proceeding of the kind referred to in
Section 9.3 shall also be binding upon the Indemnifying Party or the Indemnified Party, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise. No party shall settle or compromise any such claim, suit, action or proceeding without the prior written consent of the other party, which shall not be unreasonably withheld.

         Section 9.5 Limitations.

         (a) The indemnification provided by this Article IX shall be a continuing right to indemnification and shall survive the closing of the transactions contemplated hereby and the expiration or termination of this Agreement (i) for a period of eighteen months following the Merger Closing with respect to any indemnification other than for Consolidated Return Tax Liabilities and (ii) until the expiration of the statute of limitations (as it may be extended) with respect to each tax year or period pertinent to Consolidated Return Tax Liabilities; and the Indemnified Party shall be entitled to bring an action thereon only if the Indemnified Party has given the Indemnifying Party written notice within such eighteen month period or statute-of-limitations period, as the case may be. TIPMG is only liable for representations, warranties, covenants and agreements that it has made or agreed to on behalf of itself and the Manager. Additionally, IREIC is only liable for representations, warranties, covenants and agreements that it has made or agreed to on behalf of itself and the Advisor.

         (b) Either Parent may, at its election, pay its indemnification obligations in cash, in REIT Common Shares or in a combination thereof. Except as provided in Section 9.5(c), the aggregate indemnification obligations of the Parents hereunder (other than for Losses which are Consolidated Return Tax Liabilities) (the "Maximum Indemnification Amount") shall not exceed the lesser of (i) $68 million, or (ii) the sum of (X) the "Fair Market Value" (as defined herein) of the REIT Common Shares issued hereunder and (Y) 50% of the difference between the indemnification obligation and the Fair Market Value of the REIT Common Shares issued hereunder (the "Excess Amount"); provided, however, that for the purposes of determining the Maximum Indemnification Amount under this
Section 9.5(b), the Excess Amount shall be limited to $34 million. For purposes of this Article IX, the "Fair Market Value" of a REIT Common Share shall be, at the time of the payment of the indemnification obligation, the per share average closing price of the REIT Common Shares for the five business days immediately prior to the payment of the indemnification obligation, or if, the REIT Common Shares are not then listed on a national securities exchange or included for quotation on the Nasdaq National Market, the amount determined by an independent appraiser reasonably acceptable to REIT and the Indemnifying Party.

         (c) If, at the time a Parent pays its indemnifying obligations, the Fair Market Value of a REIT Common Share exceeds $11, the Maximum
Indemnification Amount shall be the Fair Market Value of all of the REIT Common Shares being issued hereunder.

         (d) TIGI shall be liable for and shall guaranty the indemnification obligations of TIPMG and shall execute this Agreement in such capacity. Losses shall only be comprised of direct out-of-pocket costs and expenses incurred by the Indemnified Parties and Losses shall in no event include any special, consequential, exemplary, speculative or punitive damages or any other damages postulating or including a measure or calculation of lost profits or advantages or a similar method or theory, regardless of whether a claim for such damages is based on warranty, contract, tort, breach of duty or other cause of action.

         (e) Parents shall have no obligation to indemnify REIT for any Losses caused by a breach of the representation and warranty made in Section 4.23 of this Agreement to the extent that REIT uses funds that it would have otherwise used to make a distribution to its stockholders in accordance with past practices, for any purpose other than making such distribution.

         (f) The indemnification provisions of this Agreement shall be the sole and exclusive remedy of the Indemnified Parties for breach of any representation, warranty, covenant, undertaking or other agreement contained in this Agreement; it being agreed that, except for the indemnification provided in this Agreement, no party or its officers, directors and agents shall have any recourse (whether in law or in equity) against any party hereto with respect to any Losses or other claims relating to the transaction contemplated by this Agreement. If the Indemnified Party receives any payment from an Indemnifying Party in respect of any Losses and the Indemnified Party could have recovered all or a part of such Losses from a third Person (a "Potential Contributor") based on the underlying claim asserted against the Indemnifying Party, the Indemnified Party shall assign such of its rights to proceed against the Potential Contributor as are necessary to permit the Indemnifying Party to recover from the Potential Contributor the amount of such payment.

                                    ARTICLE X

                               GENERAL PROVISIONS

         Section 10.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:
(i) when delivered personally or by commercial messenger; (ii) three business days after deposit in the mail, when sent first class or certified U.S. mail, postage prepaid; (iii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; or (iv) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

         (a)      If to REIT, to:

                  Inland Real Estate Corporation
                  2901 Butterfield Road
                  Oak Brook, Illinois 60523
                  Attention: Robert D. Parks
                  Fax:  (630) 218-4900

                  with copies to:

                  Shefsky & Froelich Ltd.
                  444 N. Michigan Avenue, #2500
                  Chicago, Illinois  60611
                  Attention: Michael J. Choate
                  Fax:  (312) 527-5921

                  and:

                  Holleb & Coff
                  55 East Monroe, Suite 4000
                  Chicago, Illinois 60603
                  Attention: Don S. Hershman
                  Fax: (312) 807-3900

                  If to TIGI, IREIC or TIPMG:
                  c/o The Inland Group, Inc.
                  2901 Butterfield Road
                  Oak Brook, Illinois  60523
                  Attention:  Robert H. Baum
                  Fax:  (630) 218-4900

                  with copies to:

                  Katten Muchin Zavis
                  525 West Monroe Street
                  Suite 1600
                  Chicago, Illinois 60661
                  Attention: Arnold Harrison
                  Fax: (312) 902-1061

         Section 10.2 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 10.3 Entire Agreement; Amendments. This Agreement and the Exhibits and schedules referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between or among any of the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

         Section 10.4 Miscellaneous. This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof; (b) shall not be assigned by operation of law or otherwise; and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Illinois (without giving effect to the provisions thereof relating to conflicts of law).

         Section 10.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         Section 10.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 10.7 Successors and Assigns. Any party to this Agreement can assign its rights hereunder without the prior written consent of the other parties. The obligations of Parents, TIGI and the Subsidiaries under this Agreement shall not be assignable without the prior written consent of REIT. The obligations of REIT under this Agreement shall not be assignable without the prior written consent of either of the Parents.

         Section 10.8 Limitation in Liability. Any obligation or liability whatsoever of REIT, either Parent or TIGI which may arise at any time under this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby shall be satisfied, if at all, out of such entity's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of such entity's stockholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

         Section 10.9 No Presumption Against Drafter. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

         Section 10.10 Facsimile Signatures. Notwithstanding the laws of any jurisdiction in which this Agreement is executed or delivered, a facsimile signature shall for all purposes be deemed an original and shall bind the signor as if such facsimile were an original. Each party hereto undertakes to deliver to each of the other parties' hereto original copies of any facsimile signature by overnight courier to the addressed set forth in Section 10.1 above.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

INLAND REAL ESTATE CORPORATION            THE INLAND PROPERTY MANAGEMENT
                                          GROUP, INC.
By: /s/ Robert D. Parks
   ----------------------------------     By: /s/ Warren W. Jarog
Its: President                               ----------------------------------
    ---------------------------------     Its:  Secretary
                                              ---------------------------------
INLAND ADVISORS, INC.

By: /s/ Norbert Treonis                   INLAND COMMERCIAL PROPERTY
   ----------------------------------     MANAGEMENT, INC.
Its: President
    ---------------------------------     By: /s/ Scott Carr
                                             ----------------------------------
                                          Its: President
INLAND MANAGEMENT CORPORATION                 ---------------------------------

By: /s/ Norbert Treonis
   ----------------------------------     THE INLAND GROUP, INC.,
Its: President
    ---------------------------------     By: /s/ Daniel Goodwin
                                             ----------------------------------
                                          Its: President
INLAND REAL ESTATE INVESTMENT                 ---------------------------------
CORPORATION

By: /s/ Brenda Gail Gujral
   ----------------------------------
Its: President
    ---------------------------------


INLAND REAL ESTATE ADVISORY
SERVICES, INC.

By:  /s/ Patricia A. DelRosso
   ----------------------------------
Its:  Vice President
    ---------------------------------

for the purposes of Section 9.5, guarantying the representations and warranties, covenants and obligations of TIPMG.

                                   APPENDIX B

March 17, 2000


The Special Committee of the Board of Directors
Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, Illinois 60521

Members of the Special Committee:

We understand that Inland Real Estate Corporation (the "REIT"), Inland Real Estate Advisory Services, Inc. (the "Advisor") and Inland Commercial Property Management, Inc. (the "Manager") have entered into an agreement and plan of merger dated as of March 7, 2000 (the "Agreement"). Pursuant to the Agreement, all of the outstanding stock of the Advisor and the Manager will be acquired by the REIT (the "Merger") and shareholders of the Advisor and the Manager will receive 6,181,818 shares of common stock of the REIT (the "Share Consideration"). The terms of the Merger are more fully set forth in the Agreement.

You have requested our opinion as to whether the Share Consideration is fair, from a financial point of view, to the shareholders of the REIT.

In arriving at the opinion set forth below, we have, among other things:

         -> Reviewed the financial terms of the Merger, as set forth in the Agreement, and a draft of the proxy statement;

         -> Analyzed certain historical and pro forma financial and operating data of the REIT, the Advisor and the Manager as well as the REIT's Prospectus dated April 7, 1998, as amended;

         -> Analyzed certain internal financial information prepared by the management of the REIT, the Advisor and the Manager including projections and other data;

         -> Discussed the business of, and prospects for, the REIT, the Advisor and the Manager with the management of the REIT, the Advisor and the Manager, respectively, including with respect to the projections referenced to above which incorporate estimates of the potential cost savings from the Merger and the future financial performance of the REIT's properties;

March 29, 2000
Page 3


         -> Reviewed certain materials presented by the management of the REIT, the Advisor and the Manager to the REIT's board of directors;

         -> Reviewed the advisory agreement between the REIT and the Advisor;

         -> Reviewed the management agreement between the REIT and the Manager;

         -> Conducted site visits of 94 of the 118 properties, which represent approximately 7,600,000 square feet, or 81.5% of the 9,300,000 square feet owned by the REIT;

         -> Reviewed the Advisor and the Manager employing the following techniques: comparable historical merger and acquisition transactions, comparable publicly traded investment and real estate management and advisory companies, and a discounted cash flow analysis;

         -> Reviewed the REIT shares offered as consideration for the Merger by the following methodologies: comparable publicly traded retail real estate investment trusts, net asset value, discounted cash flow analysis and recent sales price;

         -> Reviewed such other financial studies and analyses and performed such other investigations as we deemed appropriate.

For purposes of this opinion, we have, with your consent, assumed and relied upon without independent verification: the accuracy and completeness of the financial and other information reviewed by us; the accuracy, completeness and fairness of oral statements made to us; and the assurances of management of the REIT, the Advisor and the Manager that they do not know anything regarding the REIT, the Advisor, or the Manager which would make the information provided to us incomplete, or misleading, for the purposes of this opinion.

With respect to the financial projections of the REIT, the Advisor and the Manager which were furnished to and discussed with us (including estimates of potential cost savings to the REIT), we have assumed that they have been reasonably prepared on the bases reflecting the best currently available estimates and judgments of the future financial performance of the REIT, the Advisor and the Manager.

We have not made any independent valuation or appraisal of the assets or liabilities of the REIT, the Advisor or the Manager nor have we reviewed environmental or other potential contingent issues relating to the Advisor, the Manager, the REIT, or the Merger.

March 29, 2000
Page 4

We express no opinion herein as to the legal, accounting or tax aspects of the Merger and we have relied upon statements of the REIT's advisors and the requirements of the Agreement with respect thereto. Our opinion is necessarily based on economic, market, financial and other conditions as in effect on, and the information made available to us as of the date hereof. It should be understood that, although subsequent developments may effect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. Our opinion may not be published or otherwise used or referred to, nor shall any public reference to First Union Securities, Inc. or First Union Corporation be made, without our prior written consent.

We have been engaged by the REIT as financial advisor with respect to the Merger and will receive a fee for rendering this opinion. None of our fee is contingent on the consummation of the Merger. We have also been retained by the REIT to serve as exclusive financial advisor.

In rendering our opinion, we have assumed that the Merger will be consummated pursuant to the terms and subject to the conditions set forth in the Agreement, without waiver of any material terms or conditions. Our advisory services and the opinion expressed herein are provided for the information of the Special Committee of the Board of Directors of the REIT in its evaluation of the Merger. Our opinion does not address the relative merits of the Merger and other business strategies considered by the REIT's Board of Directors, nor does it address the REIT's Board of Directors' decision to proceed with the Merger. This opinion does not constitute a recommendation to any shareholder of the REIT as to how such shareholder should vote, or as to any other action, which such shareholder should take, in connection with the Merger. This opinion relates solely to the question of the fairness to the REIT, from a financial point of view, of the Merger.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Share Consideration is fair, from a financial point of view, to the holders of Inland Real Estate Corporation common stock.

Very truly yours,


/s/ First Union Securities, Inc.
----------------------------------------

FIRST UNION SECURITIES, INC.

                                   APPENDIX C

                      INLAND MONTHLY INCOME FUND III, INC.
                  SECOND ARTICLES OF AMENDMENT AND RESTATEMENT


THIS IS TO CERTIFY THAT:

         FIRST:    Inland Monthly Income Fund III, Inc., a Maryland corporation
(the "Company"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

         SECOND:   The following provisions are all the provisions of the
charter currently in effect and as hereinafter amended:


                                    ARTICLE I

                                      NAME

         The name of the corporation is: Inland Monthly Income Fund III, Inc.


                                   ARTICLE II

                                     PURPOSE

         The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.


                                   ARTICLE III

                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

         The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Company in the State of Maryland is The Corporation Trust Incorporated at 32 South Street, Baltimore, Maryland 21202. The resident agent is a corporation located in the State of Maryland.

                                   ARTICLE IV

                                  INCORPORATOR

         The name and address of the incorporator shall be Don S. Hershman, 444 North Michigan Avenue, Suite 2500, Chicago, Illinois 60611.


                                    ARTICLE V

                                   DEFINITIONS

         For the purposes of these Articles, the following terms shall have the following meanings:

         "ACQUISITION EXPENSES" means expenses related to the Company's selection, evaluation and acquisition of, and investment in, properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals and surveys, non-refundable option payments on property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personnel and miscellaneous expenses related to the selection and acquisition of properties.

         "AFFILIATE" means: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

         "AVERAGE INVESTED ASSETS" shall mean, for any period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests and in loans secured by real estate, before reserves for depreciation or bad debts or other similar noncash reserves, computed by taking the average of such values at the end of each month during such period.

         "COMPETITIVE REAL ESTATE COMMISSION" means the real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.

         "CONTRACT PRICE FOR THE PROPERTY" means the amount actually paid or allocated to the purchase, development, construction or improvement of a property exclusive of Acquisition Expenses.

         "CONTRACT PRICE FOR THE PROPERTY" means the amount actually paid or allocated to the purchase, development, construction or improvement of a property exclusive of Acquisition Expenses.

         "DEVELOPMENT FEE" means a fee for the packaging of a property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.

         "DIRECTORS" means the members of the Board of Directors of the Company.

         "EQUITY STOCK" shall mean stock that is either Common Stock and/or Preferred Stock of the Company.

         "INDEPENDENT DIRECTORS" means the Directors who: (i) are not affiliated, directly or indirectly, with the Company , whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of the Company; (ii) do not serve as a director for more than two other REITs organized by the Company , and
(iii) perform no other services for the Company, except as Directors. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Director has one of the foregoing relationships with the Company .

         "INDEPENDENT EXPERT" shall mean a person with no current or prior business or personal relationship with the Directors and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.

         "LEVERAGE" shall mean the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

         "NET ASSETS" or "NET ASSET VALUE" means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly on a basis consistently applied.

         "NET INCOME" means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company's assets.

         "ORGANIZATION AND OFFERING EXPENSES" means those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing Shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants' and attorneys' fees.

         "OWNERSHIP LIMIT" means the beneficial ownership of no more than 9.8% of the outstanding Shares of the Company.

         "PARTICIPANT" means a Stockholder who purchases Shares pursuant to this Offering and elects to participate in the DRP.

         "PERSON" means any natural person, partnership, corporation, association, trust, limited liability company or other legal entity.

         "REIT" means a corporation, trust, association or other legal entity (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.

         "ROLL-UP" means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a RollUp Entity. Such term does not include:

                  (a) a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or

                  (b) a transaction involving the conversion to corporate, trust or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in any of the following:


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



                           (i)      Stockholders' voting rights;

                           (ii)     the term and existence of the Company; or

                           (iii)    the Company's investment objectives.

         "ROLL-UP ENTITY" means a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

         "SHARES" means the common stock, par value $.01 per share, of the Company.

         "STOCKHOLDERS" means holders of shares of Common Stock.

         "TOTAL OPERATING EXPENSES" means the aggregate expenses of every character paid or incurred by the Company as determined under generally accepted accounting principles, but excluding:

                 (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Shares;

                 (b) interest payments;

                 (c) taxes;

                 (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; and

                 (e) Acquisition Expenses, real estate commissions on resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).


                                   ARTICLE VI

                                      STOCK

         Section 1. Authorized Shares. The total number of shares of stock which the Company has authority to issue is 30,000,000 shares, of which 24,000,000 are shares of common stock, $0.01 par value per share ("Common Stock"), and 6,000,000 shares are preferred stock, $0.01 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $300,000. The Board of Directors of the Company is authorized, from time to time, to issue any additional stock or convertible securities and to classify or reclassify, as the case may be, any unissued shares of stock of the Company without approval of the holders of outstanding stock.

         Section 2. Liquidation. Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

         Section 3. Common Stock.

                 (a) Subject to the provisions of Article VIII regarding Excess Stock (as such term is defined therein), each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of stockholders.

                 (b) Subtitle 7 of Title 3 of the Maryland General Corporation Law (or any successor statute) ("Maryland Law") shall not apply to any acquisition of shares of stock by any Existing Holder (as defined herein) that is not prohibited or restricted by Article VIII of these Articles.

                 (c) Notwithstanding any provision of Maryland Law to the contrary, the Company shall not, without the concurrence of holders of at least a majority of the outstanding Shares: (i) amend these
         Articles: (ii) dissolve or liquidate the Company; or (iii) remove the Directors.

                 (d) With respect to Shares owned by the Directors or any Affiliate, neither the Directors, nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Directors, or any Affiliate or any transaction between the Company and any of them. Shares held by the Directors and their Affiliates shall not be included in determining the number of outstanding Shares entitled to vote on the matters as described above.

         Section 4. Preferred Stock. Shares of Preferred Stock may be issued, from time to time, in one or more series, as authorized by the Board of Directors. Prior to issuance of shares of each series, the Board of Directors by resolution shall: (i) designate that series to distinguish it from all other series and classes of stock of the Company; (ii) specify the number of shares to be included in the series and, subject to the provisions of Article VIII regarding Excess Stock, shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption. Subject to the express terms of any other series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles, the Board of Directors may increase or decrease the number of shares of, or alter the designation classify or reclassify, any unissued shares of any series of Preferred Stock by setting or changing, in any one or more respects, from time to time before issuing the shares, and, subject to the provisions of Article VIII regarding Excess Stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any series of Preferred Stock.

         Section 5. Articles of Incorporation and Bylaws. All persons who shall acquire stock in the Company shall acquire the same subject to the provisions of these Articles and the Bylaws of the Company as amended.

         Section 6. Liability of Stockholders. The Shares of the Company will be nonassessable by the Company.


                                   ARTICLE VII

            PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY AND OF ITS DIRECTORS AND STOCKHOLDERS

         Section 1. Number and Classification. The number of Directors of the Company shall never be less than three, nor more than nine, a majority of which will be Independent Directors. A Director shall have had at least three years of relevant real estate experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience. The names of the Directors who shall serve effective as of the effective date of the Company's Registration Statement with the Securities and Exchange Commission and until the first annual meeting of the Stockholders and until their successors are duly elected and qualified are:

                    Robert D. Parks
                    G. Joseph Cosenza
                    Douglas R. Finlayson, M.D. (independent Director) Heidi N. Lawton (Independent Director)
                    Robert L. Sohol (Independent Director)

         Section 2. Term. Each director will be elected for a one year term and will hold office for the term for which he or she is elected and until his or her successor is duly elected and qualified.

         Section 3. Removal. A director may be removed with or without cause by the affirmative vote of the holders of at least a majority of all the votes entitled to be cast for the election of directors. A special meeting of the stockholders may be called, in accordance with the Bylaws of the Company, upon the written request of stockholders holding 10% or more of the shares of the Company entitled to vote at such meeting for the purpose of removing a director.

         Section 4. Authorization by Board of Stock Issuance. The Board of Directors of the Company may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws of the Company or under Maryland Law.

         Section 5. Preemptive Rights. Except as may be provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock pursuant to Article VII, Section 4, no holder of shares of stock of the Company shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the stock of the Company or any other security of the Company which it may issue or sell.

         Section 6. Indemnification.

                (a) The Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with
         Section 2-418 of Maryland Law, to indemnify and pay or reimburse reasonable expenses to any Director (each an "Indemnified

         Party") provided, that (i) the Director HAS determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Director WAS acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party, except that in the event the Indemnified Party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful misconduct; and (iv) such indemnification or agreement to be held harmless is recoverable only out of the assets of the Company and not from the Stockholders.

                  (b) The Company shall not indemnify a Director for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission (the "Commission") and the published opinions of the Tennessee Securities Division and any other state securities regulatory authority in which securities of the Company were offered and sold as to indemnification for securities law violations.

                  (c) The Company may advance amounts to persons entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and
         (iii) the Indemnified Party receiving such advances undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

                  (d) The Company shall have the power to purchase and maintain insurance on behalf of an Indemnified Party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance which insures any person against liability for which he, she or it could not be indemnified under the Articles. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.

         Section 7. Choice of Law. These Articles and the Bylaws, as amended, shall be construed in accordance with the laws of the State of Maryland and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this
Section 7.

         Section 8. Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); and (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; and any matters relating to the acquisition, holding and disposition of any assets by the Company.

         Section 9. Reserved Powers of Board. The enumeration and definition of particular powers of the Board of Directors included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of these Articles, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under Maryland Law as now or hereafter in force.

         Section 10. REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interests of the Company to continue to have the Company qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company's REIT election pursuant to Section 856(g) of the Code.

         The Company is an infinite-life REIT which may be dissolved pursuant to the procedures set forth in the MGCL at any time by the affirmative vote of a majority of the Stockholders. However, should the Board of Directors determine within five years of the date of the Prospectus that the Shares will not be listed for trading on a national stock exchange or market, the Company anticipates recommending to the Stockholders that the Company be liquidated within ten years of the date thereof.

         Section 11. Distributions. Prior to the completion of the acquisition of the properties with the proceeds of the Company's offering, Distributions to Stockholders shall be declared and payable quarterly, in amounts as may be determined by the Board of Directors out of funds legally available. Upon completion of the acquisition process, the Company will pay regular monthly Distributions to its Stockholders. Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than 60 days of making such Distribution. Distributions in-kind shall not be permitted, except for distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles; or
(iii) distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the property; (b) the Directors offer each Stockholder the election of receiving in-kind property distributions, and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors' offer. The Directors shall endeavor to declare and pay such distributions as shall be necessary under the Code; however, Stockholders shall have no right to any distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 11 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any person in whose name any Shares are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability related to the application thereof.

         Section 12. Distribution Reinvestment Program. The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:

                 (a) All material information regarding the distribution to the Stockholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and

                 (b) Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (a) above.


         Section 13.

[RESERVED]

         Section 14. Termination of the Company. The Board of Directors may terminate the existence of the Company and discontinue the operations of the Company only upon the affirmative vote, at a meeting of stockholders called for that purpose, of a majority of the voting power of the Company entitled to vote or the written consent of a majority of the voting power of the Company entitled to vote.

         Section 15. Limitation on Transactions with Affiliates. The Company shall not sell property or make loans (except as provided under Article IX(c)) to any Director or Affiliates thereof. In all other cases in which the Company shall enter into a transaction with Director or Affiliates thereof, an appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company's records for at least five years, and shall be available for inspection and duplication by any Stockholder. The Company shall not purchase property from, borrow money from, invest in joint ventures with or enter into transactions with any Director or Affiliates thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction determines that the transaction is fair and reasonable to the Company and is on terms and conditions no less favorable than from unaffiliated third parties. With respect to property which the Company purchases from a Director or Affiliate thereof, the price to the Company may not exceed the cost of the assets of such Director or Affiliate thereof, or if the price to the Company is in excess of such cost, substantial justification for such excess must exist, and such excess must be reasonable. In no event shall the cost of such asset to the Company ever exceed its current appraised value.

         Section 16. Limitation on Total Operating Expenses. The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Company or 25% of the Company's Net Income. The Independent Directors have a fiduciary responsibility to limit the Company's annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses. Any such finding by the Independent Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Invested Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact. If the Independent Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Directors' conclusion.

Section 17. Limitation on Borrowing. The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least 95% of its REIT Taxable Income, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The maximum amount of borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets. Any excess in borrowing over such 300% level shall be subject to the approval by a majority of the Stockholders. The Company shall not borrow funds from any Director or Affiliates thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction determines that such transaction is fair and reasonable and no less favorable to the Company than from unaffiliated parties under the same or similar circumstances.

         Section 18. Limitation on Real Estate Commissions. If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the property ("Competitive Real Estate Commission"), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the property.

         SECTION 19. [RESERVED]

         Section 20. Limitation on Acquisition Fees and Expenses. The total of all Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall in no event exceed an amount equal to 6% of the Contract Price for the Property, unless a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being commercially competitive, fair and reasonable to the Company.

         Section 21. Determination of Consideration. The consideration paid for real property acquired by the Company shall ordinarily be based on the fair market value of the property as determined by a majority of the Directors (including a majority Of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if assets are acquired from a Director or an Affiliate of A DIRECTOR, pursuant to Section

15 of this Article VII such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Director.

         Section 22. Fiduciary Duty. The Directors shall serve in a fiduciary capacity and shall have a fiduciary duty to the Stockholders of the Company.

         Section 23. Review of Investment Policies. The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company to assure that such policies are carried out. The Independent Directors shall review such policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.

         Section 24. Limitation on Organization and Offering Expenses. The Organization and Offering Expenses paid in connection with the Company's formation or the syndication or sale of the Shares shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in the Initial Public Offering, determined at the termination of the Initial Public Offering.

                                  ARTICLE VIII

                            RESTRICTION ON TRANSFER,
                      ACQUISITION AND REDEMPTION OF SHARES

         Section 1. Definitions. For the purposes of this Article VIII, the following terms shall have the following meanings:

         "Beneficial Ownership" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

         "Beneficiary" shall mean the beneficiary of the Trust as determined pursuant to Section 15 of this Article VII.

         "Equity Stock" shall mean any class of stock of the Company.

         "Existing Holder" shall mean: (i) any Person who is, or would be, upon the exchange of any security of the Company, the Beneficial Owner of Equity Stock in excess of the Ownership Limit both upon and immediately after the closing of the Initial Public Offering, so long as, but only so long as, such Person Beneficially Owns, or would Beneficially Own, upon the exchange of any security of the Company, Equity Stock in excess of the Ownership Limit; and (ii) any Person to whom an Existing Holder Transfers, subject to the limitations provided in this Article VIII Beneficial Ownership of Equity Stock causing such transferee to Beneficially Own Equity Stock in excess of the Ownership Limit.

         "Existing Holder Limit" (i) for any Existing Holder who is an Existing Holder by virtue of clause (i) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Beneficially Owned or which would be Beneficially Owned upon the exchange of any security of the Company by such Existing Holder upon and immediately after the date of the closing of the Initial Public Offering and, after any adjustment pursuant to Section 9 of this
Article VIII, shall mean such percentage of the outstanding Equity Stock as so adjusted; and (ii) for any Existing Holder who becomes an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder but in no event shall such percentage be greater than the Existing Holder Limit for the Existing Holder who Transfers Beneficial Ownership of the Equity Stock or, in the case of more than one transferor, in no event shall such percentage be greater than the smallest Existing Holder Limit of any transferring Existing Holder, and, after any adjustment pursuant to Section 9 of this Article VIII, shall mean such percentage of the outstanding Equity Stock as so adjusted. From the date of the Initial Public Offering and until the Restriction Termination Date, the Secretary of the Company shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limits for each Existing Holder.

         "Initial Public Offering" means the sale of shares of Common Stock in a public offering pursuant to the Company's first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

         "Ownership Limit" shall initially mean 9.8%, in number of shares or value, of the outstanding Equity Stock of the Company, and after any adjustment as set forth in Section 10 of this Article VIII, shall mean such greater percentage of the outstanding Equity Stock as so adjusted. The number and value of shares of the outstanding Equity Stock of the Company shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

         "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participated in a public offering of the Equity Stock for a period of 90 days following the purchase by such underwriter of the Equity Stock.

         "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock as defined in Section 3 of this
Article VIII, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 2 of this Article VIII.

         "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock as defined below in Section 3 of this
Article VIII, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Transfer had been valid under Section 2 of this Article VIII.

         "Restriction Termination Date" shall mean the first day after the date of the Initial Public Offering on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT.

         "Transfer" shall mean any sale, ISSUANCE, transfer, gift, assignment, devise or other disposition of Equity Stock (including: (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock; (ii) the sale, transfer, assignment of other disposition of any securities or rights convertible into or exchangeable for Equity Stock, but excluding the exchange of any security of the Company for Equity Stock ; (iii) any transfer or other disposition of any interest in Equity Stock (as a result of a change in the marital status of the holder thereof), whether voluntary or involuntary, whether of record or beneficially (including but not limited to transfers of interests in other entities which result in changes in beneficial ownership of Equity Stock) and whether by operation of law or otherwise; AND (IV) THE ISSUANCE BY THE COMPANY OF EQUITY STOCK. The terms "Transfers" and "Transferred" shall have the correlative meanings.

         "Trust" shall mean the trust created pursuant to Section 15 of this
Article VIII.

         "Trustee" shall mean the Company as trustee for the Trust, and any successor trustee appointed by the Company.

         Section 2. Ownership Limitation.

                           (i) Except as provided in Section 12 of this Article
                  VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, no Person (other than an Existing Holder) shall Beneficially Own shares of Equity Stock in excess of the Ownership Limit and no Existing Holder shall Beneficially Own shares of Equity Stock in excess of the Existing Holder Limit for such Existing Holder.

                           (ii) Except as provided in Sections 9 and 12 of this
                  Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such shares of Equity Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Equity Stock.

                           (iii) Except as provided in Sections 9 and 12 of this
                  Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning Equity Stock in excess of the applicable Existing Holder Limit shall be void ab initio as to the Transfer of such shares of Equity Stock which would be otherwise Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such shares of Equity Stock.

                           (iv) Except as provided in Section 12 of this Article
                  VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Stock being beneficially owned (as provided in Section 856(a) of the Code) by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Equity Stock which would be otherwise beneficially owned (as provided in Section 856(a) of the Code) by the transferee; and the intended transferee shall acquire no rights in such shares of Equity Stock.

                           (v) From the date of the Initial Public Offering and
                  prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code or would otherwise result in the Company failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Company owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), shall be void ab initio as to the Transfer of the shares of Equity Stock which would cause the
                  Company: (i) to be "closely held" within the meaning of
                  Section 856(h) of the Code; or (ii) otherwise to fail to qualify as a REIT, as the case may be; and the intended transferee shall acquire no rights in such shares of Equity Stock.

          Section 3. Excess Stock.



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
                           (i) If, notwithstanding the other provisions
                  contained in this Article VIII, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Company such that any Person would Beneficially Own Equity Stock in excess of the applicable Ownership Limit or Existing Holder Limit, then, except as otherwise provided in Sections 9 and 12 of this
                  Article VIII, such shares of Equity Stock in excess of such Ownership Limit or Existing Holder Limit (rounded up to the nearest whole share) shall constitute "Excess Stock" and be treated as provided in this Article VIII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

                           (ii) If, notwithstanding the other provisions
                  contained in this Article VIII, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Company which, if effective, would cause the Company to become "closely held" within the meaning of Section 856(h) of the Code, then the shares of Equity Stock being Transferred which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall constitute Excess Stock and be treated as provided in this Article VIII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

          Section 4. Prevention of Transfer. If the Board of Directors or its designee shall at any time determine in good faith that a purported Transfer has taken place in violation of Section 2 of this Article VIII, or that a Person intends to acquire Beneficial Ownership (determined without reference to any rules of attribution) or Beneficial Ownership of any shares of stock of the Company in violation of Section 2 of this Article VIII, the Board of Directors or its designee shall take such action as it deems advisable to enforce this
Article VIII by refusing to give effect to or to prevent such proposed or purported Transfer, including, but not limited to, refusing to give effect to any purported Transfer on the books of the Company or instituting proceedings to enjoin any proposed Transfer; provided, however, that any purported Transfers in violation of Sections 2(ii), (iii), (iv) and (v) of this Article VIII shall automatically result in the designation and treatment described in Section 3 of this Article VIII, irrespective of any action (or non-action) by the Board of Directors.

         Section 5. Notice to the Company. Any Person who purports to acquire shares in violation of Section 2 of this Article VIII, or any Person who is a Purported Beneficial Transferee or a Purported Record Transferee such that Excess Stock results under Section 3 of this Article VIII, shall immediately give notice to the Company or, in the event of a proposed Transfer, give at least 15 days prior written notice to the Company of such proposed Transfer and in either event, shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such purported or proposed Transfer on the Company's status as a REIT.

         Section 6. Information for the Company. From the date of the Initial Public Offering and prior to the Restriction Termination Date:

                           (i) Every Beneficial Owner of more than 9.8% (or such
                  other percentage, between 0.5% and 9.8%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding shares of Equity Stock of the Company shall, within 30 days after January 1 of each year, give written notice to the Company stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and a description of how such shares are held. Each such Beneficial Owner shall provide to the Company such additional information as the Company may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Company's status as a REIT.

                           (ii) Each Person who is a Beneficial Owner of Equity
                  Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner shall provide to the Company such information that the Company may reasonably request in order to determine the Company's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

         Section 7. Other Action by the Board. Nothing contained in this Article VIII, shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company's status as a REIT.

         Section 8. Ambiguities. In the case of an ambiguity in the application of any of the provisions of this Article VIII, including any definition contained in Section 1, the Board of Directors shall have the power to determine the application of the provisions of this Article VIII, with respect to any situation based on the facts known to it.

         Section 9. Modification of Existing Holder Limits. The Existing Holder Limits may be modified as follows:

                           (i) Subject to the limitations provided in Section 11
                  of this Article VIII, the Board of Directors of the Company may grant stock options which result in Beneficial Ownership of Equity Stock by an Existing Holder pursuant to a stock option plan approved by the Board of Directors and/or the stockholders of the Company. Any such grant shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 11 of this Article VIII to permit the Beneficial Ownership of the shares of Equity Stock issuable upon the exercise of such stock option.

                           (ii) Subject to the limitations provided in Section
                  11 of this Article VIII, an Existing Holder may elect to participate in a dividend reinvestment program approved by the Board of Directors of the Company which results in Beneficial Ownership of Equity Stock by such participating Existing Holder wherein those Existing Holders holding Equity Stock are entitled to purchase additional Equity Stock. Any such participation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under
                  Section 11 to permit Beneficial Ownership of the shares of Equity Stock acquired as a result of such participation.

                           (iii) The Board of Directors will reduce the Existing
                  Holder Limit for any Existing Holder after any Transfer permitted in this Article VIII by such Existing Holder by the percentage of the outstanding Equity Stock so Transferred or after the lapse (without exercise) of a stock option described in Section 9(i)) of this Article VIII by the percentage of the Equity Stock that the stock option, if exercised, would have represented, but in either case no Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

                           (iv) Subject to the limitations provided in Section
                  11 of this Article VIII, the Board of Directors may grant a waiver of the Ownership Limit of Existing Holder Limit pursuant to Section 12 of this Article VIII. Any such waiver shall increase (or create) the Existing Holder Limit for such Person to the extent of the waiver of the proposed or purported Transfer.

         Section 10. Increase in Ownership Limit. Subject to the limitations provided in Section 11 of this Article VIII and Section 6 of Article VIII, the Board of Directors may from time to time increase or decrease the Ownership Limit; provided, however, that any decrease may only be made prospectively as to subsequent holders other than a decrease as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately.

         Section 11. Limitations on Changes in Existing Holder and Ownership Limits.

                           (i) Neither the Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder be created) if, after giving effect to such increase (or creation), five Beneficial Owners of Common Stock (including all of the then Existing Holders) could Beneficially Own, in the aggregate, more than 50.0% in number or value of the outstanding shares of Equity Stock.

                           (ii) Prior to the modification of any Existing Holder
                  Limit or Ownership Limit pursuant to Section 9 or 10 of this
                  Article VIII, the Board of Directors of the Company may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT.

                           (iii) No Existing Holder Limit shall be reduced to a
                  percentage which is less than the Ownership Limit.

         Section 12. Waivers by Board. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days written notice from a transferee of a purported Transfer or a proposed Transfer which, if consummated, would result in the intended transferee Beneficially Owning shares in excess of Ownership Limit or Existing Holder Limit, as the case may be, and upon such other conditions as the Board of Directors may direct, may waive the Ownership Limit or the Existing Holder Limit, as the case may be with respect to such transferee.

         Section 13. Legend. Each certificate for shares of Equity Stock shall bear substantially the following legend:

         The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Company's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to these Articles of the Company, no Person may Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of 'the Company (unless such Person is an Existing Holder). Any Person who purports or proposes to Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of the Company (unless such Person is an Existing Holder) is in violation of the restrictions on transfer and any securities so transferred shall be designated as Excess Stock and held in trust by the Company. Any Person who purports or proposes to Beneficially Own shares of Equity Stock in excess of the above limitations must notify the Company in writing immediately, in the case of a purported Transfer, and at least 15 days prior to a proposed Transfer. All capitalized terms in this legend have the meanings defined in these Articles of the Company, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock which will be held in trust by the Company.

         Section 14. Severability. If any provision of this Article VIII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.

         Section 15. Trust for Excess Stock. Upon any purported Transfer that results in Excess Stock pursuant to Section 3 of this Article VIII, such Excess Stock shall be deemed to have been transferred to the Company, as Trustee of a Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 18 of this Article VIII. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in the Excess Stock upon the terms specified in Section 18 of this Article VIII. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 18 of this Article VIII.

         Section 16. No Distributions for Excess Stock. The holder of any Excess Stock or any beneficiary of the Trust established pursuant to Section 15 of this
Article VIII shall not be entitled to any distributions (whether as dividends or as distributions upon liquidation, dissolution or winding up). Any dividend or distribution paid prior to the discovery by the Company that the shares of Equity Stock have been Transferred so as to be deemed Excess Stock shall be repaid to the Company upon demand.

         Section 17. No Voting Rights for Excess Stock. The Purported Record Transferee of shares of Excess Stock shall not be entitled to vote on any matter with respect to those shares of Excess Stock.

         Section 18. Non-Transferability of Excess Stock. Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer to a purported Record Transferee that resulted in the Excess Stock), if: (i) the shares of Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary; and (ii) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds (a) the price per share such Purported Beneficial Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock, or (b) if the Purported Beneficial Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically exchanged for an equal number of shares of Equity Stock and such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such shares of Equity Stock would not be Excess Stock in the hands of such transferee. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under
Section 19 of this Article VIII.

         Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under this Section 18 of this Article VIII, such Purported Beneficial Transferee shall pay, or cause such Beneficiary to immediately pay, such excess to the Company.

         If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Company, to have acted as an agent of the Company in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Company.

         Section 19. Call by Company on Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that created such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price of the Equity Stock to which such Excess Stock relates on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of 90 days after the later of: (i) the date of the Transfer which resulted in such Excess Stock; and (ii) the date the Board of Directors determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Company does not receive a notice of such Transfer pursuant to
Section 5 of this Article VIII but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 18 of this Article VIII.


                                   ARTICLE IX

                             INVESTMENT RESTRICTIONS

         The investment policies set forth in this Article IX shall be approved by a majority of the Independent Directors. Subject to the restrictions contained herein, such Independent Directors may alter the investment policies if they determine that such change is in the best interests of the Company. The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles.

         In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company's objective to qualify as a REIT, the Company will observe the following restrictions on its investments:

                  (a) Not more than 10% of the Company's total assets will be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real properties" does not include properties under construction, under contract for development or plan for development within one year;

                  (b) The Company may not invest in commodities or commodity future contracts. Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;

                  (c) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which the majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company's records for at least five years, and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained. The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;

                  (d) The Company may not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;

                  (e) The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of any Director or Affiliates thereof;

                  (f) The Company shall not invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable. Investments in entities affiliated with any Directors or Affiliates thereof are subject to the restrictions on joint venture investments. Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company;

                  (g) The Company shall not issue: (i) redeemable equity securities; (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; (iii) options or warrants to purchase Shares to any Directors, or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include securities that in the judgment of the Independent Directors have a market value not less than the value of such option on the date of grant);

         options or warrants issuable to Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Shares on the date of grant of any options or warrants; or (d) issue Shares on a deferred payment basis or similar arrangement;

                  (h) To the extent the Company invests in real property, a majority of the Directors shall determine the consideration paid for such real property, based on the fair market value of the property. If a majority of the Independent Directors determine, or if the real property is acquired from any Director, or Affiliates thereof, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors;

                  (i) The Company may not invest in indebtedness (herein called "Junior Debt") secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called "Senior Debt"), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company's tangible assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements would be limited to 10% of the Company's tangible assets (which would be included within the 25% limitation);

                  (j) Engage in trading, as compared with investment activities; and

                  (k) Engage in underwriting or the agency distribution of securities issued by others.


                                    ARTICLE X

                                ACCESS TO RECORDS

         Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for the purposes specified below. Inspection of the Company's books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, an alphabetical list of names, addresses and business telephone numbers of the Stockholders of the Company along with the number of Shares held by each of them (the "Stockholder List") shall be maintained and updated quarterly as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the business office of the Company upon the request of the Stockholder. A copy of the Stockholder List shall be mailed to any Stockholder requesting the Stockholder List within ten days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproducing such list. The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders' voting rights under these Articles and the exercise of Stockholders' rights under federal proxy laws. If the Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and these Articles, the Directors shall be liable to any Stockholder requesting the Stockholder List, for the costs, including reasonable attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.


                                   ARTICLE XI

                              REPORTS AND MEETINGS

         Each year, within 120 days after the close of its fiscal year, an annual report of the Company will be submitted to each Stockholder concerning its operations for each prior fiscal year ending after the Initial Public Offering which contains financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants. The annual report shall also include:
(i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the Total Operating Expenses of the Company stated as a percentage of Average Invested Assets and as a percentage of Net Income; (iii) a report from the Independent Directors that the policies being followed by the Company are in the best interests of the Stockholders, and the basis for such determination; and (iv) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors and any Affiliates thereof occurring in the year for which the annual report is made. Independent Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company. The annual report shall be mailed or delivered to each Stockholder as of a record date after the end of such fiscal year. There shall be an annual meeting of the Stockholders of the Company upon reasonable notice and within a reasonable period (not less

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
than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year. The Directors, including the Independent Directors, are required to take reasonable steps to insure that the requirements of this Article XI are met.


                                   ARTICLE XII

                             CONVERSION TRANSACTIONS

         Notwithstanding any provision to the contrary in these Articles, and subject to the restrictions on Roll-Ups described in Article XIII, Stockholders representing 66% in interest of the Shares and all the Independent Directors must approve certain exchange offers, mergers, consolidations or similar transactions involving the Company in which the Stockholders receive securities in a surviving entity having a substantially longer duration or materially different investment objectives and policies, or that provides significantly greater compensation to management from that which is described in the Prospectus, except for any such transaction effected because of changes in applicable law, or to preserve tax advantages for a majority in interest of the Stockholders. Standards such as "substantially longer life," "materially different investment objectives and policies" or "provides significantly greater compensation to management" are not defined and their application will be resolved by the Directors (a majority of whom are independent).


                                  ARTICLE XIII

                                    ROLL-UPS

         Section 1. Appraisal. An appraisal of all of the Company's assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity's Shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

         The Company's assets shall be appraised in a consistent manner. The appraisal shall:


                 (a) be based on an evaluation of all relevant information;

                 (b) indicate the value of the Company's assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and

                 (c) assume an orderly liquidation of the Company's assets over a 12-month period.

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



         The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

         Section 2. Stockholder Options. Stockholders who vote "no" on the proposed Roll-Up shall have the choice of:

                (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

                (b)    one of either;

                      (i) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or

                      (ii) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

         Section 3. Restrictions. The Company may not participate in any proposed Roll-Up which would:


                (a) result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles;

                (b) result in the Stockholders having voting rights that are less than those provided in these Articles;

                (c) result in the Stockholders having greater liability than as provided in these Articles;

                (d) result in the Stockholders having rights to receive reports that are less than those provided in these Articles;

                (e) result in the Stockholders having access to records that are more limited than those provided in these Articles;

                (f) include provisions which would operate to materially impede or frustrate the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

                (g) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of Shares held by that investor;

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



                (h) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or

                (i) place any of the costs of the transaction on the Company if the Roll-Up is not approved by the Stockholder;

provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in these Articles, with the prior approval of a majority of the Stockholders.


                                   ARTICLE XIV

                                   AMENDMENTS

         The Company reserves the right from time to time to make any amendment to these Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles, of any shares of outstanding stock. Without concurrence of a majority of the outstanding Shares, the Directors may not: (a) amend the Articles, except for amendments which do not adversely affect the rights, preferences and privileges of the Stockholders, including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (b) sell all or substantially all of the Company assets other than in the ordinary course of the Company's business or in connection with liquidation and dissolution; (c) cause a merger or other reorganization of the Company; or (d) dissolve or liquidate the Company, other than before the initial investment in a property by the Company. For purposes of the above provision, a sale of all or substantially all of the Company assets shall mean the sale of two-thirds or more of the Company's assets based on the total number of properties or the current fair market value of these assets.


                                   ARTICLE XV

                             LIMITATION OF LIABILITY

         To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or its stockholders for money damages. Neither the amendment nor repeal of this Article XV, nor the adoption or amendment of any other provision of these Articles or of the Bylaws, as amended, of the Company inconsistent with this Article XV, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption,



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

         THIRD:    The amendment to and restatement of the charter of the
Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

         FOURTH:   The current address of the principal office of the
Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

         FIFTH:    The name and address of the Corporation's current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

         SIXTH:    The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.


                 [BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK]




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


         IN WITNESS WHEREOF: Inland Monthly Income Fund III, Inc. has caused these Articles to be signed in its name and on its behalf by its President and attested by its Secretary on this 30th day of December, 1994.


ATTEST:                                      INLAND MONTHLY INCOME FUND III,
                                             INC.

/s/ David M. Benjamin                        By: /s/ Robert D. Parks
----------------------------------              -----------------------------
David M. Benjamin, Secretary                    Robert D. Parks, President



         THE UNDERSIGNED acknowledges these Articles of Amendment and Restatement to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


                                             /s/ Robert D. Parks
                                             ----------------------------------
                                             Robert D. Parks, President



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